                                                      EXECUTION COPY

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  DEPOSITOR

                             JPMORGAN CHASE BANK,
                                   TRUSTEE

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                     and

                          EMC MORTGAGE CORPORATION,
                                    SELLER

----------------------------------------------------------

                       POOLING AND SERVICING AGREEMENT

                          Dated as of April 1, 2004

----------------------------------------------------------

                Structured Asset Mortgage Investments II Inc.
         Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                Series 2004-4

i

                                  ARTICLE I
                                 Definitions

                                  ARTICLE II
       Conveyance of Mortgage Loans; Original Issuance of Certificates

Section 2.01   Conveyance of Mortgage Loans to Trustee......................46
Section 2.02   Acceptance of Mortgage Loans by Trustee......................48
Section 2.03   Assignment of Interest in the Mortgage Loan Purchase

                                 ARTICLE III
                Administration and Servicing of Mortgage Loans

Section 3.08   Documents, Records and Funds in Possession of Master

Section 3.12   Trustee to Retain Possession of Certain Insurance

                                  ARTICLE IV
                                   Accounts

Section 4.01   Protected Accounts...........................................66
Section 4.02   Master Servicer Collection Account...........................67
Section 4.03   Permitted Withdrawals and Transfers from the Master
               Servicer Collection Account..................................68
Section 4.04   Distribution Account.........................................69
Section 4.05   Permitted Withdrawals and Transfers from the

                                  ARTICLE V
                                 Certificates

                                  ARTICLE VI
                        Payments to Certificateholders

                                 ARTICLE VII
                             The Master Servicer

Section 7.01   Liabilities of the Master Servicer...........................96
Section 7.02   Merger or Consolidation of the Master Servicer...............96
Section 7.03   Indemnification of the Trustee, the Master Servicer and
               the Securities Administrator.................................96
Section 7.04   Limitations on Liability of the Master Servicer and

                                 ARTICLE VIII
                                   Default

                                  ARTICLE IX
           Concerning the Trustee and the Securities Administrator

Section 9.01   Duties of Trustee...........................................104
Section 9.02   Certain Matters Affecting the Trustee and the Securities
               Administrator...............................................106
Section 9.03   Trustee and Securities Administrator Not Liable for
               Certificates or Mortgage Loans..............................107
Section 9.04   Trustee and Securities Administrator May Own Certificates...108
Section 9.05   Trustee's and Securities Administrator's Fees and
               Expenses....................................................108
Section 9.06   Eligibility Requirements for Trustee and Securities
               Administrator...............................................109
Section 9.07   Insurance...................................................109
Section 9.08   Resignation and Removal of the Trustee and Securities
               Administrator...............................................109
Section 9.09   Successor Trustee and Successor Securities Administrator....110
Section 9.10   Merger or Consolidation of Trustee or Securities
               Administrator...............................................111
Section 9.11   Appointment of Co-Trustee or Separate Trustee...............111
Section 9.12   Federal Information Returns and Reports to
               Certificateholders; REMIC Administration....................112

                                  ARTICLE X
                                 Termination

Section 10.01  Termination Upon Repurchase by EMC or its Designee or
               Liquidation of the Mortgage Loans...........................115
Section 10.02  Additional Termination Requirements.........................117

                                  ARTICLE XI
                           Miscellaneous Provisions

                                      v
                                   APPENDIX

Appendix 1        -  Calculation of Class Y Principal Reduction Amount

                                   EXHIBITS

Exhibit A-1       -  Form of Class A Certificates
Exhibit A-2       -  Form of Class M Certificates
Exhibit A-3       -  Form of Class B Certificates
Exhibit A-4       -  Form of Class R Certificates
Exhibit A-5       -  Form of Class B-IO Certificates
Exhibit A-6       -  Form of Class XP Certificates
Exhibit B         -  Mortgage Loan Schedule
Exhibit C         -  Reserved
Exhibit D         -  Request for Release of Documents
Exhibit E         -  Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1       -  Form of Investment Letter
Exhibit F-2       -  Form of Rule 144A and Related Matters Certificate
Exhibit F-3       -  Form of Transferor Representation Letter
Exhibit G         -  Form of Custodial Agreement
Exhibit H-1       -  Bank of America Servicing Agreement
Exhibit H-2       -  Cendant Servicing Agreement
Exhibit H-3       -  Chevy Chase Servicing Agreement
Exhibit H-4       -  Countrywide Servicing Agreement
Exhibit H-5       -  EMC Servicing Agreement
Exhibit H-6       -  EverHome Servicing Agreement
Exhibit H-7       -  GMACM Servicing Agreement
Exhibit H-8       -  GreenPoint Servicing Agreement
Exhibit H-9       -  HSBC Servicing Agreement
Exhibit H-10      -  IndyMac Servicing Agreement
Exhibit H-11      -  National City Servicing Agreement
Exhibit H-12      -  SouthTrust Servicing Agreement
Exhibit H-13      -  Waterfield Servicing Agreement
Exhibit I         -  Assignment Agreements
Exhibit J         -  Mortgage Loan Purchase Agreement
Exhibit K         -  Reserved
Exhibit L         -  Reserved

                                      109
                       POOLING AND SERVICING AGREEMENT

      Pooling  and  Servicing  Agreement  dated  as of April  1,  2004,  among
Structured  Asset  Mortgage  Investments II Inc., a Delaware  corporation,  as
depositor  (the  "Depositor"),   JPMorgan  Chase  Bank,  a  New  York  banking
corporation,  not in its  individual  capacity  but  solely  as  trustee  (the
"Trustee"),  Wells Fargo Bank,  National  Association,  as master servicer (in such  capacity,  the "Master  Servicer") and as securities  administrator  (in such capacity,  the "Securities  Administrator") and EMC Mortgage  Corporation
("EMC").

                            PRELIMINARY STATEMENT

      On or prior to the Closing  Date,  the  Depositor  acquired the Mortgage
Loans from EMC. On the Closing  Date,  the  Depositor  will sell the  Mortgage
Loans  and  certain   other   property  to  the  Trust  Fund  and  receive  in
consideration   therefor   Certificates   evidencing  the  entire   beneficial
ownership interest in the Trust Fund.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular  Interests will be designated
"regular  interests"  in such  REMIC  and the Class  R-I  Certificate  will be designated the sole class of "residual interests" in such REMIC.

      The Trustee on behalf of the Trust shall make an election  for the REMIC
I Regular  Interests,  which  constitute  REMIC II to be treated  for  federal income tax  purposes  as a REMIC.  On the  Startup  Day,  the REMIC II Regular
Interests will be designated  "regular  interests" in such REMIC and the Class
R-II Certificate will be designated the "residual interests" in such REMIC.

      The Mortgage Loans will have an Outstanding  Principal Balance as of the
Cut-off Date,  after  deducting  all Scheduled  Principal due on or before the
Cut-off Date, of approximately  $499,778,745.04.  The initial principal amount of the Certificates will not exceed such Outstanding Principal Balance.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor,  the Master  Servicer,  the Securities  Administrator,  EMC and the
Trustee agree as follows:

ARTICLE I

                                 Definitions

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless otherwise  expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

      Accepted Master Servicing Practices:  With respect to any Mortgage Loan, as applicable,  either (x) those  customary  mortgage  servicing  practices of prudent mortgage servicing  institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction  where the related  Mortgaged  Property  is  located,  to the  extent  applicable  to the
Trustee or the Master  Servicer  (except in its  capacity  as  successor  to a
Servicer),  or (y) as provided in the applicable Servicing  Agreement,  to the extent  applicable  to any  Servicer,  but in no event below the  standard set forth in clause (x).

      Account:  The  Master  Servicer  Collection  Account,  the  Distribution
Account,  the Protected Account or the Class XP Reserve Account as the context may require.

      Affiliate:  As to any Person, any other Person  controlling,  controlled by or under  common  control with such  Person.  "Control"  means the power to direct the  management  and  policies  of a Person,  directly  or  indirectly, whether  through  ownership of voting  securities,  by contract or  otherwise.
"Controlled"  and  "Controlling"  have meanings  correlative to the foregoing.
The Trustee may  conclusively  presume  that a Person is not an  Affiliate  of another  Person  unless  a  Responsible  Officer  of the  Trustee  has  actual knowledge to the contrary.

      Agreement:  This  Pooling and  Servicing  Agreement  and all  amendments hereof and supplements hereto.

      Applicable  Credit  Rating:  For any  long-term  deposit or security,  a credit  rating  of AAA in the  case of S&P or Aaa in the case of  Moody's  (or with respect to  investments  in money market funds, a credit rating of "AAAm"
or  "AAAm-G" in the case of S&P and the  highest  rating  given by Moody's for money  market  funds in the case of Moody's).  For any  short-term  deposit or security,  or a rating  of A-l+ in the case of S&P or  Prime-1  in the case of
Moody's.

      Applicable  State Law: For purposes of Section  9.12(d),  the Applicable
State Law  shall be  (a)-the  law of the State of New York and (b) such  other state law whose  applicability shall have been brought to the attention of the
Securities  Administrator  and the Trustee by either (i) an Opinion of Counsel
reasonably  acceptable  to  the  Securities   Administrator  and  the  Trustee
delivered  to it by the Master  Servicer  or the  Depositor,  or (ii)  written notice from the appropriate  taxing authority as to the  applicability of such state law.

      Applied Realized Loss Amount:  With respect to any Distribution Date and a Class of  Certificates  (other  than the  Class  B-IO  Certificates  and the
Residual  Certificates),  the sum of the  Realized  Losses with respect to the
Mortgage  Loans,  which are to be  applied  in  reduction  of the  Certificate
Principal Balance of such Class of Certificates  pursuant to this Agreement in an  amount  equal  to  the  amount,  if  any,  by  which,  (i)  the  aggregate
Certificate   Principal  Balance  of  all  of  the  Certificates   (after  all
distributions  of  principal  on such  Distribution  Date)  exceeds  (ii)  the aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans as of the
last day of the related Due Period.  The Applied Realized Loss Amount shall be allocated  to first to the Class B  Certificates,  the Class M-2  Certificates
and the Class M-1  Certificates,  in that  order (so long as their  respective
Certificate  Principal Balances have not been reduced to zero), and thereafter
Realized Losses shall be allocated to the Class A Certificates.

      Appraised Value: For any Mortgaged  Property related to a Mortgage Loan, the amount set forth as the appraised  value of such Mortgaged  Property in an appraisal made for the mortgage  originator in connection with its origination of the related Mortgage Loan.

      Assignment  Agreements:  The  agreements  attached  hereto as Exhibit I, whereby the Servicing  Agreements were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed Final  Distribution  Date: May 25, 2034, or if such day is not a
Business Day, the next succeeding Business Day.

      Available Funds: With respect to each  Distribution  Date, the aggregate of Principal Funds and Interest Funds for such Distribution Date.

      Bank of America: Bank of America N.A., and its successors in interest.

      Bank of America  Servicing  Agreement:  The Flow  Mortgage Loan Sale and
Servicing  Agreement,  dated  March 1, 2003  between  EMC and Bank of America, attached hereto as Exhibit H-1.

      Bankruptcy  Code:  The  United  States  Bankruptcy  Code,  as amended as codified in 11 U.S.C. §§ 101-1330.

      Basis Risk  Shortfall:  With respect to any  Distribution  Date and each
Class of  Offered  Certificates,  the  excess,  if any,  of (a) the  amount of
Current  Interest  that such Class would have been entitled to receive on such
Distribution  Date had the applicable  Pass-Though  Rate been  calculated at a per annum  rate equal to the lesser of (i)  One-Month  LIBOR plus the  related
Margin and (ii) 11.50%  over (b) the amount of Current  Interest on such Class of Offered  Certificates  calculated using a Pass-Though Rate equal to the Net
Rate Cap.

      Basis  Risk  Shortfall  Carry  Forward  Amount:   With  respect  to  any
Distribution  Date  and  each  Class  of  Offered  Certificates,   Basis  Risk
Shortfalls for all previous  Distribution  Dates not previously  paid from any source  including the Excess  Cashflow and payments  under the Cap  Contracts, together  with  interest  thereon at a rate equal to the related  Pass-Through
Rate for such Class of Offered Certificates for such Distribution Date.

      Book-Entry  Certificates:  Initially,  all Classes of Certificates other than the Class B-IO, Class XP and the Residual Certificates.

      Business  Day: Any day other than (i) a Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which  banking  institutions  in the  jurisdiction  in which the Trustee,  the
Master Servicer,  Custodian,  any Servicer or the Securities Administrator are
authorized or obligated by law or executive order to be closed.

      Calendar Quarter:  January-1 through March-31,  April-1 through June-30,
July-1 through September-30, or October-1 through December-31, as applicable.

      Cap  Contract:  With respect to any of the Class A-1,  Class M-1,  Class
M-2 or Class B  Certificates,  the respective  cap contracts,  dated April 30,
2004,  between the Trustee,  on behalf of the Class A-1,  Class M-1, Class M-2 or Class B Certificateholders,  as the case may be, and Bear Stearns Financial
Products Inc.

      Cap Contract Payment Amount:  With respect to any Distribution  Date and a Cap Contract,  the amounts received from such Cap Contract,  if any, on such
Distribution Date.

      Cendant: Cendant Mortgage Corporation, and any successor thereto.

      Cendant  Servicing  Agreement:  The Purchase,  Warranties  and Servicing
Agreement  dated as of October 23, 2001 among EMC,  Cendant and Bishop's  Gate
Residential  Mortgage Trust  (formerly known as Cendant  Residential  Mortgage
Trust), attached hereto as Exhibit H-2.

      Certificate:   Any  mortgage  pass-through   certificate   evidencing  a
beneficial  ownership  interest in the Trust Fund signed and  countersigned by the Trustee in  substantially  the forms annexed  hereto as Exhibits A-1, A-2,
A-3, A-4, A-5 and A-6, with the blanks therein appropriately completed.

      Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of  a
Certificate registered in the name of the Depository or its nominee.

      Certificate  Principal  Balance:  With respect to any Certificate (other than Class B-IO  Certificate  or Class R Certificate)  as of any  Distribution
Date, the initial  principal  amount of such  Certificate  plus any Subsequent
Recoveries  added to the Certificate  Principal  Balance  thereof  pursuant to
Section  6.02(b)  hereof,  minus  the sum of (i) all  amounts  distributed  on previous  Distribution Dates on such Certificate with respect to principal and
(ii) any Applied  Realized  Loss  Amounts  allocated  to such  Certificate  on previous  Distribution  Dates. With respect to any such Class of Certificates,
the  Certificate   Principal  Balance  thereof  will  equal  the  sum  of  the
Certificate Principal Balances of all Certificates in such Class.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificateholder: A Holder of a Certificate.
      Chevy Chase: Chevy Chase Bank, F.S.B., and its successors in interest.

      Chevy Chase Servicing Agreement: The Purchase,  Warranties and Servicing
Agreement,  dated as of July 1, 2001,  as amended by Amendment No. 1, dated as of January 13, 2003,  by and between EMC and Chevy Chase,  attached  hereto as
Exhibit H-3.

      Class:  With respect to the  Certificates,  A-1, R-I, R-II, M-1, M-2, B,
XP and B-IO.

      Class A Certificates: The Class A-1 Certificates.

      Class A Principal  Distribution  Amount:  For any Distribution  Date, an
amount  equal  to the  excess,  if  any,  of  (i)  the  aggregate  Certificate
Principal  Balance  of the  Class A  Certificates  immediately  prior  to such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the  Mortgage  Loans as of the last day of the  related  Due Period over (b) the  product of (1) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the last day of the  related  Due Period and (2) the sum of (x) 10.30% and (y) the Current Specified  Overcollateralization  Percentage
for such Distribution Date.

      Class B-IO Advances:  As defined in Section 6.01(b).

      Class B-IO Distribution  Amount:  With respect to any Distribution Date, the Current  Interest  for the Class B-IO  Certificate  for such  Distribution
Date; provided,  however, that on and after the Distribution Date on which the aggregate  Certificate Principal Balance of Class A-1, Class M-1, Class M-2 or
Class B  Certificates  has been reduced to zero,  the Class B-IO  Distribution
Amount shall include the Overcollateralization Amount.

      Class B-IO  Pass-Through  Rate:  The Class B-IO  Certificates  will bear interest  at a  per  annum  rate  equal  to  the  percentage  equivalent  of a fraction,  the  numerator  of  which  is the  sum of  the  amounts  calculated pursuant to clauses (i) through (iii) below,  and the  denominator of which is the  aggregate  principal  balance  of  the  REMIC-I  Regular  Interests.  For
purposes   of   calculating   the   Pass-Through   Rate  for  the  Class  B-IO
Certificates, the numerator is equal to the sum of the following components:

(i)   the  Uncertificated  Pass-Through  Rate for REMIC-I Regular Interest LT1
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC-I Regular Interest LT1;

(ii)  the  Uncertificated  Pass-Through  Rate for REMIC-I Regular Interest LT2
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC-I Regular Interest LT2; and

(iii) the  Uncertificated  Pass-Through  Rate for REMIC-I Regular Interest LT4
      minus twice the Marker Rate,  applied to a notional  amount equal to the
      Uncertificated Principal Balance of REMIC-I Regular Interest LT4.

      Class B Principal  Distribution  Amount:  For any Distribution  Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal Balance of the Class B Certificates  immediately  prior to such Distribution Date over
(ii) the excess of (a) the aggregate Stated Principal  Balance of the Mortgage
Loans as of the last day of the  related  Due  Period  over (b) the sum of (1)
the  aggregate  Certificate  Principal  Balance  of the  Class A  Certificates
(after  taking into account the payment of the Class A Principal  Distribution
Amount on such  Distribution  Date), (2) the Certificate  Principal Balance of
the Class M-1  Certificates  (after  taking  into  account  the payment of the
Class M-1 Principal  Distribution  Amount on such Distribution  Date), (3) the
Certificate  Principal  Balance of the Class M-2  Certificates  (after  taking into  account the payment of the Class M-2  Principal  Distribution  Amount on such  Distribution  Date)  and (4) the  product  of (x) the  aggregate  Stated
Principal  Balance of the Mortgage Loans as of the last day of the related Due
Period and (y) the  Current  Specified  Overcollateralization  Percentage  for
such Distribution Date.

      Class M Certificates: The Class M-1 and Class M-2 Certificates.

      Class M-1 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal Balance of the Class M-1  Certificates  immediately  prior to such  Distribution  Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the last day of the  related Due Period over (b) the sum
of  (1)  the  aggregate   Certificate   Principal   Balance  of  the  Class  A
Certificates  (after  taking into account the payment of the Class A Principal
Distribution  Amount on such Distribution Date) and (2) the product of (x) the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the last day of the  related  Due Period and (y) the sum of (I) 5.90% and (II) the  Current
Specified Overcollateralization Percentage for such Distribution Date.

      Class M-2 Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal Balance of the Class M-2  Certificates  immediately  prior to such  Distribution  Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the last day of the  related Due Period over (b) the sum
of  (1)  the  aggregate   Certificate   Principal   Balance  of  the  Class  A
Certificates  (after  taking into account the payment of the Class A Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance of the Class M-1  Certificates  (after taking into account the payment of the Class M-1 Principal  Distribution Amount on such Distribution Date) and
(3) the product of (x) the aggregate Stated Principal  Balance of the Mortgage
Loans as of the  last day of the  related  Due  Period  and (y) the sum of (I)
2.40% and (II) the  Current  Specified  Overcollateralization  Percentage  for
such Distribution Date.

      Class R Certificates: The Class R-I and R-II Certificates.

      Class R-I Certificate:  Any one of the Class-R-I  Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in  the  form  annexed  hereto  as  Exhibit-A-5  and  evidencing  an  interest designated  as a  "residual  interest"  in REMIC-I  for  purposes of the REMIC
Provisions.

      Class  R-II  Certificate:   Any  one  of  the  Class-R-II   Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed  hereto as  Exhibit-A-5  and  evidencing an interest  designated as a "residual  interest" in REMIC-II for purposes of the
REMIC Provisions.

      Class XP Reserve Account:  The account established and maintained by the
Master Servicer pursuant to Section 4.07 hereof.

      Closing Date: April 30, 2004.

      Code: The Internal Revenue Code of 1986, as amended.

      Compensating Interest Payment: As defined in Section 6.06.

      Corporate  Trust Office:  The designated  office of the Trustee where at any  particular  time  its  corporate  trust  business  with  respect  to this
Agreement shall be administered,  which office at the date of the execution of this Agreement is located at 4 New York Plaza,  6th Floor,  New York, New York
10004,  Attention:  Institutional Trust Services/Global Debt, Structured Asset
Mortgage  Investments  II Inc.,  Bear Stearns ALT-A Trust  2004-4,  or at such other address as the Trustee may designate from time to time.

      Countrywide:   Countrywide  Home  Loans,  Inc.,  and  its  successor  in
interest.

      Countrywide  Servicing Agreement:  The Seller's Warranties and Servicing
Agreement,  dated  as of  September  1,  2002,  between  EMC and  Countrywide, attached hereto as Exhibit H-4.

      Current  Interest:  As of any  Distribution  Date,  with respect to each
Class of  Certificates  (other  than the  Class XP  Certificates  and  Class R
Certificates),  (i) the interest accrued on the Certificate  Principal Balance or Notional Amount, as applicable,  during the related Interest Accrual Period at the applicable  Pass-Through  Rate plus any amount  previously  distributed with respect to interest  for such  Certificate  that has been  recovered as a voidable  preference by a trustee in bankruptcy  minus (ii) the sum of (a) any
Prepayment  Interest  Shortfall for such Distribution  Date, to the extent not covered by  Compensating  Interest  Payments and (b) any shortfalls  resulting from the  application  of the  Relief  Act  during  the  related  Due  Period;
provided,  however,  that for purposes of calculating Current Interest for any such Class,  amounts  specified in clauses  (ii)(a) and (ii)(b) hereof for any
such   Distribution   Date  shall  be  allocated   first  to  the  Class  B-IO
Certificates and the Residual  Certificates in reduction of amounts  otherwise distributable  to such  Certificates  on such  Distribution  Date and then any excess shall be allocated to each other Class of  Certificates  pro rata based on the respective  amounts of interest  accrued  pursuant to clause (i) hereof for each such Class on such Distribution Date.

      Current   Specified    Overcollateralization    Percentage:    For   any
Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the  Overcollateralization  Target  Amount,  and the  denominator  of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans as of
the last day of the related Due Period.

      Custodial  Agreement:  An agreement,  dated as of the Closing Date among the  Depositor,  the  Master  Servicer,  the  Trustee  and  the  Custodian  in
substantially the form of Exhibit G hereto.

      Custodian:  Wells Fargo Bank,  National  Association,  and any successor custodian  appointed  pursuant to the  provisions  hereof and of the Custodial
Agreement.

      Cut-off Date: April 1, 2004.

      Cut-off Date Balance: $499,778,745.04.

      Debt Service Reduction:  Any reduction of the Scheduled Payments which a
Mortgagor is  obligated to pay with respect to a Mortgage  Loan as a result of any  proceeding  under the  Bankruptcy  Code or any other similar state law or other proceeding.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent  jurisdiction in an amount less than  the  then  outstanding  indebtedness  under  the  Mortgage  Loan,  which valuation  results from a proceeding  initiated  under the Bankruptcy  Code or any other similar state law or other proceeding.

      Delinquent:  A Mortgage Loan is  "Delinquent" if any payment due thereon is not made  pursuant  to the  terms  of such  Mortgage  Loan by the  close of business on the day such payment is  scheduled  to be due. A Mortgage  Loan is
"30 days  delinquent"  if such  payment has not been  received by the close of business  on the last day of the  month  immediately  succeeding  the month in which such payment was due. For  example,  a Mortgage  Loan with a payment due on December 1 that  remained  unpaid as of the close of business on January 31 would then be  considered  to be 30 to 59 days  delinquent.  Similarly for "60 days delinquent," "90 days delinquent" and so on.

      Depositor:  Structured  Asset  Mortgage  Investments II Inc., a Delaware
corporation, and any successor thereto.

      Depository:  The Depository Trust Company,  the nominee of which is Cede
& Co., and any successor thereto.

      Depository Agreement: The meaning specified in Section 5.01(a) hereof.
      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution or other Person for whom from time to time the Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Designated Depository Institution:  A depository institution (commercial
bank,   federal   savings  bank  mutual  savings  bank  or  savings  and  loan association)  or trust company  (which may include the Trustee),  the deposits of which are fully insured by the FDIC to the extent provided by law.

      Determination   Date:   With  respect  to  each   Mortgage   Loan,   the
Determination Date as defined in the related Servicing Agreement.

      Disqualified Organization:  Any of the following: (i) the United States, any State or  political  subdivision  thereof,  any  possession  of the United
States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which  is a  corporation  if all of  its  activities  are subject to tax and,  except for the Freddie Mac or any  successor  thereto,  a majority  of its  board of  directors  is not  selected  by such  governmental unit), (ii) any foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization
(other than  certain  farmers'  cooperatives  described  in Section 521 of the
Code)  which  is  exempt  from  the  tax  imposed  by  Chapter  1 of the  Code
(including  the tax imposed by Section 511 of the Code on  unrelated  business taxable income), (iv) rural electric and telephone  cooperatives  described in
Section  1381(a)(2)(C)  of the Code or (v) any other Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an ownership interest in a Residual  Certificate  by such Person may cause any 2004-4 REMIC contained  in the Trust or any  Person  having an  ownership  interest  in the
Residual  Certificate  (other than such  Person) to incur a liability  for any federal tax  imposed  under the Code that would not  otherwise  be imposed but for the transfer of an ownership  interest in a Residual  Certificate  to such
Person.  The terms "United States," "State" and  "international  organization"
shall have the  meanings  set forth in Section  7701 of the Code or  successor provisions.

      Distribution   Account:  The  trust  account  or  accounts  created  and
maintained  pursuant  to  Section  4.04  hereof,  which  shall be  denominated
"JPMorgan  Chase Bank, as Trustee f/b/o holders of Structured  Asset  Mortgage
Investments II Inc.,  Bear Stearns ALT-A Trust 2004-4,  Mortgage  Pass-Through
Certificates, Series 2004-4 - Distribution Account."

      Distribution  Account  Deposit  Date:  The  Business  Day  prior to each
Distribution Date.

      Distribution  Date:  The 25th day of any month,  beginning  in the month immediately  following the month of the Closing Date,  or, if such 25th day is not a Business Day, the Business Day immediately following.

      DTC  Custodian:  JPMorgan  Chase Bank, and its successors in interest as custodian for the Depository.

      Due Date:  With respect to each Mortgage Loan, the date in each month on which the  related  Scheduled  Payment  is due,  as set  forth in the  related
Mortgage Note.

      Due Period:  With  respect to any  Distribution  Date and each  Mortgage
Loan,  the period  commencing  on the second  day of the month  preceding  the month in which  the  Distribution  Date  occurs  and  ending  at the  close of business on the first day of the month in which the Distribution Date occurs.

      Eligible  Account:  Any of (i) a segregated  account  maintained  with a
federal  or  state  chartered   depository   institution  (A)  the  short-term
obligations  of which are rated A-1 or better by  Standard & Poor's and P-1 by
Moody's at the time of any deposit  therein or (B) insured by the FDIC (to the limits  established  by such  Corporation),  the  uninsured  deposits in which account  are  otherwise  secured  such  that,  as  evidenced  by an Opinion of
Counsel  (obtained by the Person  requesting that the account be held pursuant to this clause (ii))  delivered to the Trustee prior to the  establishment  of such  account,  the  Certificateholders  will have a claim with respect to the funds  in such  account  and a  perfected  first  priority  security  interest against any collateral (which shall be limited to Permitted Investments,  each of which shall mature not later than the Business  Day  immediately  preceding
the  Distribution   Date  next  following  the  date  of  investment  in  such collateral  or the  Distribution  Date  if  such  Permitted  Investment  is an obligation  of  the  institution  that  maintains  the  Distribution  Account)
securing  such funds that is  superior  to claims of any other  depositors  or general  creditors of the  depository  institution  with which such account is maintained,  (ii) a segregated  trust  account or accounts  maintained  with a federal or state chartered depository  institution or trust company with trust powers  acting in its  fiduciary  capacity  or (iii) a  segregated  account or accounts of a depository  institution  acceptable  to the Rating  Agencies (as evidenced  in writing by the Rating  Agencies  that use of any such account as the  Distribution  Account will not have an adverse effect on the then-current ratings assigned to the Classes of the  Certificates  then rated by the Rating
Agencies). Eligible Accounts may bear interest.

      EMC: EMC Mortgage Corporation, and any successor thereto.

      EMC Servicing Agreement:  The Servicing Agreement,  dated as of April 1,
2004,  between  Structured  Asset  Mortgage  Investments  II  Inc.  and EMC as
attached hereto as Exhibit H-5.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: An event of default described in Section 8.01.

      EverHome:   EverHome   Mortgage  Company  (formerly  known  as  Alliance
Mortgage Company), and any successor thereto.

      EverHome Servicing Agreement:  The Subservicing  Agreement,  dated as of
August 1, 2002,  as  amended,  between  EverHome  (formerly  known as Alliance
Mortgage Company) and EMC attached hereto as Exhibit H-6.

      Excess Cashflow:  With respect to any  Distribution  Date, the Remaining
Excess Spread for such Distribution Date; provided,  however,  that the Excess
Cashflow shall include  Principal Funds on and after the Distribution  Date on which the aggregate  Certificate  Principal Balance of the Class A, Class M-1,
Class  M-2 and Class B  Certificates  has been  reduced  to zero  (other  than
Principal  Funds  otherwise  distributed to the Holders of Class A, Class M-1,
Class M-2 and Class B Certificates on such Distribution Date).

      Excess  Liquidation  Proceeds:  To the  extent  that such  amount is not required by law to be paid to the related  Mortgagor,  the amount,  if any, by which Liquidation  Proceeds with respect to a Liquidated  Mortgage Loan exceed the sum of (i) the  Outstanding  Principal  Balance of such  Mortgage Loan and accrued but unpaid interest at the related Mortgage  Interest Rate through the last day of the month in which the related  Liquidation Date occurs, plus (ii)
related Liquidation Expenses.

      Excess Spread:  With respect to any  Distribution  Date, the excess,  if any, of (i) the Interest  Funds for such  Distribution  Date over (ii) the sum of the  Current  Interest  on the  Offered  Certificates  and  Interest  Carry
Forward  Amounts  on  the  Class  A  Certificates,   in  each  case  for  such
Distribution Date.

      Extra Principal  Distribution  Amount:  With respect to any Distribution
Date after the first  Distribution Date, the lesser of (i) the excess, if any, of the  Overcollateralization  Target Amount for such  Distribution  Date over the  Overcollateralization  Amount  for  such  Distribution  Date and (ii) the
Excess  Spread  for  such  Distribution   Date.  With  respect  to  the  first
Distribution Date, $0.

      Fannie Mae: Federal  National  Mortgage  Association,  and any successor thereto.

      FDIC: Federal Deposit Insurance Corporation, and any successor thereto.

      Final  Certification:  The  certification  substantially  in the form of
Exhibit Three to the Custodial Agreement.

      Fitch:  Fitch Ratings, and any successor thereto.

      Fractional   Undivided   Interest:   With   respect   to  any  Class  of
Certificates,  the fractional  undivided interest evidenced by any Certificate of such Class the numerator of which is the Certificate  Principal  Balance of such  Certificate and the  denominator of which is the  Certificate  Principal
Balance of such Class. With respect to the Certificates in the aggregate,  the fractional  undivided interest evidenced by (i) each Residual Certificate will be  deemed  to equal  0.50%  multiplied  by the  percentage  interest  of such
Residual  Certificate,  (ii) the  Class  B-IO  Certificates  will be deemed to equal  1.00% and (iii) a  Certificate  of any  other  Class  will be deemed to equal  98.00%  multiplied  by a  fraction,  the  numerator  of  which  is  the
Certificate  Principal  Balance of such  Certificate  and the  denominator  of which is the aggregate Certificate Principal Balance of all the Certificates.

      Freddie  Mac:  Freddie  Mac,  formerly  the Federal  Home Loan  Mortgage
Corporation, and any successor thereto.

      Global Certificate:  Any Private  Certificate  registered in the name of the Depository or its nominee,  beneficial interests in which are reflected on the  books  of the  Depository  or on the  books of a  Person  maintaining  an account  with such  Depository  (directly  or as an  indirect  participant  in accordance with the rules of such depository).

      GMACM: GMAC Mortgage Corporation, and any successor thereto.

      GMACM Servicing Agreement:  The Servicing Agreement,  dated as of May-1,
2001,  as  amended  by  Amendment  No.-1,  dated  as of  October  1,  2001 and
Amendment No.-2, dated as of July-31,  2002,  between EMC and GMACM,  attached hereto as Exhibit H-7.

      GreenPoint:   GreenPoint  Mortgage  Funding,  Inc.,  and  any  successor thereto.

      GreenPoint Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement,  dated as of September 1, 2003, between GreenPoint and EMC attached hereto as Exhibit H-8.

      Gross Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage  Note and  indicated  on the Mortgage  Loan  Schedule which  percentage is added to the related  Index on each  Interest  Adjustment
Date to  determine  (subject to  rounding,  the  minimum and maximum  Mortgage
Interest Rate and the Periodic Rate Cap) the Mortgage  Interest Rate until the next Interest Adjustment Date.

      Holder:  The Person in whose name a  Certificate  is  registered  in the
Certificate Register,  except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent  pursuant to this Agreement,  any
Certificate  registered  in the name of the  Depositor  or the  Trustee or any
Affiliate  thereof shall be deemed not to be  outstanding  and the  Fractional
Undivided  Interest  evidenced  thereby  shall not be taken  into  account  in
determining   whether  the  requisite   percentage  of  Fractional   Undivided
Interests necessary to effect any such consent has been obtained.

      HSBC:  HSBC Mortgage Corporation, and its successor in interest.

      HSBC  Servicing  Agreement:  The  Purchase,   Warranties  and  Servicing
Agreement,  dated as of May 1, 2002 between EMC and HSBC,  as attached  hereto as Exhibit H-9.

      Indemnified  Persons:  The Trustee,  the Master Servicer,  the Custodian
and the Securities Administrator,  and their officers,  directors,  agents and employees  and, with respect to the Trustee,  any separate  co-trustee and its officers, directors, agents and employees.

      Independent:  When used with respect to any specified Person,  this term means that such  Person (a) is in fact  independent  of the  Depositor  or the
Master Servicer and of any Affiliate of the Depositor or the Master  Servicer,
(b) does not have any  direct  financial  interest  or any  material  indirect financial  interest in the  Depositor or the Master  Servicer or any Affiliate
of the  Depositor  or the Master  Servicer and (c) is not  connected  with the
Depositor or the Master  Servicer or any  Affiliate  as an officer,  employee,
promoter,  underwriter,   trustee,  partner,  director  or  person  performing
similar functions.

      Index:  The index, if any,  specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual  Certificate:  Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

      IndyMac:  IndyMac Bank, and its successor in interest.

      IndyMac  Servicing  Agreement:  The  Master  Purchase,   Warranties  and
Servicing  Agreement,  dated as of August 1, 2001,  between  EMC and  IndyMac, attached hereto as Exhibit H-10.

      Initial  Certification:  The certification  substantially in the form of
Exhibit One to the Custodial Agreement.

      Initial  Mortgage Loan: A Mortgage Loan  transferred and assigned to the
Trustee on the Closing  Date  pursuant  to Section  2.01 and held as a part of the Trust, as identified in the applicable Mortgage Loan Schedule.

      Institutional  Accredited Investor:  Any Person meeting the requirements of Rule  501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Policy:  With  respect to any  Mortgage  Loan,  any  standard hazard insurance policy, flood insurance policy or title insurance policy.

      Insurance  Proceeds:  Amounts  paid by the insurer  under any  Insurance
Policy  covering any Mortgage  Loan or Mortgaged  Property  other than amounts required  to be paid  over to the  Mortgagor  pursuant  to law or the  related
Mortgage Note or Security  Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

      Interest  Accrual  Period:  With  respect to each Class of  Certificates
(other than the Class XP Certificates and Residual  Certificates),  the period from and  including the  preceding  Distribution  Date (or, in the case of the first  Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current Distribution Date.

      Interest  Adjustment Date: With respect to a Mortgage Loan, the date, if any,  specified in the related  Mortgage  Note on which the Mortgage  Interest
Rate is subject to adjustment.

      Interest  Carryforward  Amount:  As of any  Distribution  Date  and with respect to each Class of  Certificates  (other  than the Class XP,  Class B-IO and  Residual  Certificates),  the sum of (i) the  excess  of (a) the  Current
Interest for such Class with respect to prior  Distribution Dates over (b) the amount  actually  distributed  to such Class of  Certificates  with respect to interest on or after such prior  Distribution  Dates and (ii) interest thereon
(to the extent  permitted by applicable  law) at the  applicable  Pass-Through
Rate for such Class for the related  Interest  Accrual  Period  including  the
Interest Accrual Period relating to such Distribution Date.

      Interest  Funds:  For  any  Distribution   Date  (i)  the  sum,  without
duplication,  of (a)  all  scheduled  interest  collected  in  respect  to the
Mortgage  Loans during the related Due Period less the related  Servicing Fee,
(b) all Monthly  Advances  relating to interest  with  respect to the Mortgage
Loans made on or prior to the related  Distribution  Account Deposit Date, (c)
all  Compensating  Interest  Payments  with respect to the Mortgage  Loans and required to be remitted by the Master  Servicer  pursuant to this Agreement or the related Servicer pursuant to the related Servicing  Agreement with respect to such  Distribution  Date,  (d)  Liquidation  Proceeds  with  respect to the
Mortgage  Loans  collected  during the related  Prepayment  Period (or, in the case of Subsequent  Recoveries,  during the related Due Period), to the extent such  Liquidation  Proceeds  relate to interest,  (e) all amounts  relating to interest  with  respect to each  Mortgage  Loan  purchased  by EMC pursuant to
Sections  2.02 and 2.03 or by the  Depositor  pursuant to Section  3.21 during the related Due Period and (f) all amounts in respect of interest  paid by EMC pursuant to Section 10.01,  in each case to the extent  remitted by EMC or the related Servicer, as applicable,  to the Distribution Account pursuant to this
Agreement or the related  Servicing  Agreement minus (ii) all amounts relating to interest  required to be  reimbursed  pursuant to Sections  4.01,  4.03 and
4.05 or as otherwise set forth in this Agreement.

      Interest Only Certificates: The Class B-IO Certificates.

      Interim  Certification:  The certification  substantially in the form of
Exhibit Two to the Custodial Agreement.

      Investment  Letter:  The letter to be  furnished  by each  Institutional
Accredited  Investor  which  purchases  any of  the  Private  Certificates  in connection with such purchase,  substantially in the form set forth as Exhibit
F-1 hereto.

      LIBOR  Business  Day: Any day other than a Saturday or a Sunday or a day on which banking  institutions in the city of London,  England are required or authorized by law to be closed.

      LIBOR  Determination  Date:  With  respect  to  each  Class  of  Offered
Certificates and for the first Interest  Accrual Period,  April 28, 2004. With respect to each Class of Offered  Certificates and any Interest Accrual Period
thereafter,  the second LIBOR Business Day preceding the  commencement of such
Interest Accrual Period.

      Liquidated  Mortgage Loan:  Any defaulted  Mortgage Loan as to which the
Servicer or the Master  Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation  Date:  With respect to any  Liquidated  Mortgage  Loan, the date on which the  Servicer or the Master  Servicer  has  certified  that such
Mortgage Loan has become a Liquidated Mortgage Loan.

      Liquidation  Expenses:  With respect to a Mortgage Loan in  liquidation, unreimbursed  expenses paid or incurred by or for the account of the Servicer, such expenses including (a) property protection  expenses,  (b) property sales
expenses,   (c)  foreclosure  and  sale  costs,   including  court  costs  and
reasonable  attorneys'  fees,  and (d)  similar  expenses  reasonably  paid or incurred in connection with liquidation.

      Liquidation  Proceeds:  Cash received in connection with the liquidation of a defaulted  Mortgage Loan,  whether through  trustee's  sale,  foreclosure sale, Insurance Proceeds,  condemnation proceeds or otherwise,  and Subsequent
Recoveries.

      Loan-to-Value  Ratio:  With respect to any Mortgage  Loan, the fraction, expressed as a percentage,  the  numerator of which is the original  principal balance  of the  related  Mortgage  Loan and the  denominator  of which is the
Original Value of the related Mortgaged Property.

      Lost  Notes:  The  original  Mortgage  Notes  that  have been  lost,  as indicated on the Mortgage Loan Schedule.

      Margin:  With respect to any Distribution  Date on or prior to the first possible Optional Termination Date and (i) the Class A-1 Certificates,  0.300%
per annum, (ii) the Class M-1 Certificates,  0.570% per annum, (iii) the Class
M-2 Certificates,  1.250% per annum and (iv) the Class B Certificates,  1.950%
per annum; and with respect to any Distribution  Date after the first possible
Optional  Termination  Date and (i) the Class  A-1  Certificates,  0.600%  per
annum, (ii) the Class M-1 Certificates,  0.855% per annum, (iii) the Class M-2
Certificates,  1.875% per annum and (iv) the Class B Certificates,  2.925% per annum.

      Marker  Rate:  With  respect  to the  Class  B-IO  Certificates  and any
Distribution  Date,  a per annum  rate  equal to two (2)  times  the  weighted average of the Uncertificated  REMIC-I  Pass-Through Rates for REMIC-I Regular
Interest LT2 and REMIC-I Regular Interest LT3.

      Master  Servicer:  As of the Closing  Date,  Wells Fargo Bank,  National
Association and,  thereafter,  its respective  successors in interest who meet the qualifications of the Servicing Agreements and this Agreement.

      Master  Servicer   Certification:   A  written  certification   covering
servicing of the Mortgage  Loans by all  Servicers and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley Act of 2002, as amended from time to time,  and (ii) the  February  21, 2003  Statement by the
Staff of the Division of  Corporation  Finance of the  Securities and Exchange
Commission  Regarding  Compliance  by  Asset-Backed  Issuers with Exchange Act
Rules  13a-14 and 15d-14,  as in effect from time to time;  provided  that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended,  (b) the
Statement  referred  to in  clause  (ii)  is  modified  or  superceded  by any subsequent  statement,  rule or  regulation  of the  Securities  and  Exchange
Commission  or  any  statement  of a  division  thereof,  or  (c)  any  future releases,  rules and  regulations are published by the Securities and Exchange
Commission  from  time to time  pursuant  to the  Sarbanes-Oxley  Act of 2002, which  in any  such  case  affects  the  form  or  substance  of the  required certification  and  results  in  the  required  certification  being,  in  the reasonable  judgment of the Master Servicer,  materially more onerous than the form  of  the  required  certification  as of the  Closing  Date,  the  Master
Servicer  Certification  shall be as agreed to by the Master  Servicer and the
Depositor  following a  negotiation  in good faith to determine  how to comply with any such new requirements.

      Master  Servicer  Collection  Account:  The trust  account  or  accounts created and  maintained  pursuant to Section 4.02,  which shall be denominated
"JPMorgan  Chase Bank, as Trustee f/b/o holders of Structured  Asset  Mortgage
Investments II Inc.,  Bear Stearns ALT-A Trust 2004-4,  Mortgage  Pass-Through
Certificates,  Series 2004-4 - Master Servicer Collection  Account," and which shall be an Eligible Account.

      Master Servicing Compensation: The meaning specified in Section 3.14.

      Material Defect: The meaning specified in Section 2.02(b).

      Maximum  Lifetime  Mortgage  Rate: The maximum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the laws of the  State of  Delaware,  and any successor thereto.

      MERS  System:  The  system of  recording  transfers  of  Mortgage  Loans electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS System.
      Minimum  Lifetime  Mortgage  Rate: The minimum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Advance:  An advance of  principal  or interest  required to be made by the applicable  Servicer pursuant to the related  Servicing  Agreement or the Master Servicer pursuant to Section 6.05.

      Monthly  Delinquency  Percentage:  With  respect  to a Due  Period,  the percentage  equivalent of a fraction,  the numerator of which is the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  that  are 60 days or more
Delinquent  or are in bankruptcy or  foreclosure  or are REO  Properties as of the close of business  on the last day of such Due Period and the  denominator of which is the aggregate  Stated  Principal  Balance of Mortgage  Loans as of
the close of business on the last day of such Due Period.

      Moody's: Moody's Investors Service, Inc., and any successor in interest.

      Mortgage  File:  The  mortgage   documents  listed  in  Section  2.01(b)
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Interest Rate: The annual rate at which interest  accrues from time to time on any  Mortgage  Loan  pursuant  to the related  Mortgage  Note, which rate is equal to the  "Mortgage  Interest  Rate" set forth with  respect thereto on the Mortgage Loan Schedule.

      Mortgage Loan: A mortgage loan  transferred  and assigned to the Trustee pursuant  to  Section  2.01 or  Section  2.04 and held as a part of the  Trust
Fund,  as  identified  in the Mortgage  Loan  Schedule  (which shall  include, without  limitation with respect to each Mortgage Loan, each related  Mortgage
Note,  Mortgage  and  Mortgage  File  and all  rights  appertaining  thereto), including  a  mortgage  loan the  property  securing  which has  become an REO
Property.

      Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase Agreement
dated as of April 30,  2004,  between  EMC, as seller,  and  Structured  Asset
Mortgage  Investments II Inc., as purchaser,  and all  amendments  thereof and supplements thereto, attached as Exhibit J.

      Mortgage Loan Schedule:  The schedule  attached hereto as Exhibit B with respect  to the  Initial  Mortgage  Loans,  as  amended  from  time to time to reflect the  repurchase or  substitution  of Mortgage  Loans  pursuant to this
Agreement or the Mortgage Loan Purchase Agreement, as the case may be.

      Mortgage  Note:  The  originally  executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged Property:  Land and improvements  securing the indebtedness of a Mortgagor  under the related  Mortgage Loan or, in the case of REO Property, such REO Property.

      Mortgagor: The obligor on a Mortgage Note.

      National  City:  National  City  Mortgage  Co.,  and  its  successor  in interest.

      National  City  Servicing  Agreement:   The  Purchase,   Warranties  and
Servicing  Agreement,  dated as of October 1, 2001,  between EMC and  National
City, attached hereto as Exhibit H-11.

      Net Interest  Shortfall:  With  respect to any  Distribution  Date,  the
Prepayment  Interest  Shortfall,  if any,  for such  Distribution  Date net of
Compensating Interest Payments made with respect to such Distribution Date.

      Net  Liquidation   Proceeds:   As  to  any  Liquidated   Mortgage  Loan,
Liquidation  Proceeds  net of  (i)  Liquidation  Expenses  which  are  payable therefrom  by the Master  Servicer  or the  Servicer  in  accordance  with the related Servicing  Agreement or this Agreement and (ii) unreimbursed  advances by the Master Servicer or the Servicer and Monthly Advances.

      Net Rate:  With respect to each  Mortgage  Loan,  the Mortgage  Interest
Rate in effect from time to time less the Servicing  Fee Rate  (expressed as a per annum rate).

      Net Rate Cap: For any  Distribution  Date,  the weighted  average of the
Net  Rates  of the  Mortgage  Loans,  weighted  on  the  basis  of the  Stated
Principal  Balances thereof as of the beginning of the related Due Period,  as adjusted to an effective rate  reflecting the accrual of interest on the basis of a  360-day  year and the  actual  number  of days  elapsed  in the  related
Interest Accrual Period. For federal income tax purposes,  the Net Rate Cap is equal to the Uncertificated  REMIC I Pass-Through Rate for the REMIC I Regular
Interest LT1.

      Nonrecoverable  Advance:  Any  advance or Monthly  Advance (i) which was previously made or is proposed to be made by the Master Servicer,  the Trustee
(as successor Master  Servicer) or the applicable  Servicer and (ii) which, in the good faith judgment of the Master Servicer,  the Trustee or the applicable
Servicer,  will not or, in the case of a proposed  advance or Monthly Advance, would not, be ultimately  recoverable by the Master Servicer,  the Trustee (as successor  Master  Servicer)  or  the  applicable  Servicer  from  Liquidation
Proceeds,  Insurance  Proceeds  or future  payments on the  Mortgage  Loan for which such advance or Monthly Advance was made.

      Notional  Amount:  The  Notional  Amount of the Class B-IO  Certificates
immediately  prior to any  Distribution  Date is equal to the aggregate of the
Uncertificated Principal Balances of the REMIC I Regular Interests.

      Offered  Certificate:  Any Senior  Certificate  or  Offered  Subordinate
Certificate.

      Offered  Subordinate  Certificate:  Any of the Class  M-1,  Class M-2 or
Class B Certificates.

      Officer's  Certificate:  A  certificate  signed by the  Chairman  of the
Board,  the Vice Chairman of the Board,  the President or a Vice  President or
Assistant Vice President or other  authorized  officer of the Master  Servicer or the Depositor, as applicable,  and delivered to the Trustee, as required by this Agreement.

      One-Month LIBOR:  With respect to any Interest Accrual Period,  the rate determined by the Securities  Administrator on the related LIBOR Determination
Date on the basis of the rate for U.S.  dollar  deposits  for one  month  that appears on Telerate  Screen Page 3750 as of 11:00 a.m.  (London  time) on such
LIBOR  Determination  Date;  provided that the parties hereto acknowledge that
One-Month  LIBOR for the first  Interest  Accrual Period shall equal 1.10% per annum.  If such rate does not  appear on such page (or such  other page as may replace that page on that  service,  or if such service is no longer  offered, such other service for displaying  One-Month LIBOR or comparable  rates as may be reasonably selected by the Securities  Administrator),  One-Month LIBOR for
the applicable  Interest Accrual Period will be the Reference Bank Rate. If no such  quotations  can be  obtained  by  the  Securities  Administrator  and no
Reference  Bank Rate is  available,  One-Month  LIBOR will be One-Month  LIBOR applicable to the preceding Interest Accrual Period.

      Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or  are acceptable  to the Trustee and who,  unless  required  to be  Independent  (an
"Opinion  of  Independent  Counsel"),  may be internal  counsel  for EMC,  the
Master Servicer or the Depositor.

      Optional  Termination Date: The Distribution Date on which the aggregate
Stated  Principal  Balance  of all of the  Mortgage  Loans is equal to or less than 20% of the  aggregate  Stated  Principal  Balance of all of the  Mortgage
Loans as of the Cut-off Date.

      Original  Subordinate  Principal  Balance:  The  sum  of  the  aggregate
Certificate  Principal  Balances of each Class of Subordinate  Certificates as of the Closing Date.

      Original Value:  The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged  Property at the time of  origination of a Mortgage Loan, except in  instances  where  either  clauses (i) or (ii) is  unavailable,  the other may be used to determine the Original  Value, or if both clauses (i) and
(ii) are  unavailable,  Original  Value may be  determined  from other sources reasonably acceptable to the Depositor.

      Outstanding  Mortgage  Loan:  With  respect to any Due Date,  a Mortgage
Loan  which,  prior to such  Due  Date,  was not the  subject  of a  Principal
Prepayment  in full,  did not become a  Liquidated  Mortgage  Loan and was not purchased or replaced.

      Outstanding Principal Balance: As of the time of any determination,  the principal  balance of a Mortgage Loan  remaining to be paid by the  Mortgagor, or, in the case of an REO  Property,  the  principal  balance  of the  related
Mortgage Loan  remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation  Proceeds with respect thereto to the extent applied to principal.

      Overcollateralization  Amount:  With respect to any  Distribution  Date, the  excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans as of the  last day of the  related  Due  Period  over (b) the aggregate  Certificate  Principal Balance of the Offered  Certificates on such
Distribution  Date (after  taking into account the payment of principal  other than any Extra Principal Distribution Amount on such Certificates).

      Overcollateralization Target Amount: $1,749,225.45.

      Pass-Through  Rate:  As to each  Class of  Certificates  and the REMIC I
Regular  Interests,  the rate of interest  determined as provided with respect thereto in Section 5.01(c).

      Periodic  Rate Cap:  With  respect to each  Mortgage  Loan,  the maximum adjustment  that can be made to the Mortgage  Interest  Rate on each  Interest
Adjustment  Date in  accordance  with its terms,  regardless of changes in the applicable Index.

      Permitted  Investments:  Any one or more of the following obligations or
securities   held  in  the  name  of  the  Trustee  for  the  benefit  of  the
Certificateholders:

            (1)   direct  obligations  of, and  obligations the timely payment of which are fully  guaranteed  by the  United  States of America or any
      agency  or   instrumentality   of  the  United  States  of  America  the
      obligations  of which  are  backed by the full  faith and  credit of the
      United States of America;

            (2)   (a)  demand  or time  deposits,  federal  funds or  bankers'
      acceptances  issued  by any  depository  institution  or  trust  company incorporated  under  the laws of the  United  States of  America  or any state  thereof  (including  the  Trustee or the Master  Servicer  or its
      Affiliates  acting in its  commercial  banking  capacity) and subject to
      supervision   and   examination   by  federal   and/or   state   banking
      authorities,  provided that the  commercial  paper and/or the short-term debt rating  and/or the long-term  unsecured  debt  obligations  of such depository  institution or trust company at the time of such  investment or  contractual  commitment  providing  for  such  investment  have  the
      Applicable  Credit  Rating or better from each Rating Agency and (b) any other  demand or time  deposit or  certificate  of deposit that is fully insured by the Federal Deposit Insurance Corporation;

            (3)   repurchase  obligations  with  respect  to (a) any  security described  in  clause  (i)  above or (b) any  other  security  issued or guaranteed  by an  agency or  instrumentality  of the  United  States of
      America,  the  obligations  of which are  backed  by the full  faith and credit of the United  States of  America,  in either case  entered  into with a depository  institution  or trust  company  (acting as principal)
      described in clause  (ii)(a)  above where the Trustee holds the security therefor;

            (4)   securities  bearing interest or sold at a discount issued by any  corporation  (including  the Trustee or the Master  Servicer or its
      Affiliates)  incorporated under the laws of the United States of America or any state  thereof that have the  Applicable  Credit Rating or better from each Rating Agency at the time of such  investment  or  contractual commitment  providing  for  such  investment;  provided,  however,  that securities  issued by any particular  corporation  will not be Permitted
      Investments to the extent that  investments  therein will cause the then outstanding  principal  amount of securities  issued by such corporation and  held  as  part  of  the  Trust  to  exceed  10%  of  the  aggregate
      Outstanding  Principal  Balances of all the Mortgage Loans and Permitted
      Investments held as part of the Trust;

            (5)   commercial   paper   (including  both   non-interest-bearing
      discount obligations and interest-bearing  obligations payable on demand or on a  specified  date  not  more  than  one  year  after  the date of issuance  thereof)  having the  Applicable  Credit Rating or better from each Rating Agency at the time of such investment;

            (6)   a  Reinvestment  Agreement  issued  by any  bank,  insurance company or other corporation or entity;

            (7)   any other demand, money market or time deposit,  obligation, security or  investment  as may be  acceptable  to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

            (8)   any money market or common trust fund having the  Applicable
      Credit  Rating or better from each  Rating  Agency,  including  any such fund for which the Trustee or the Master  Servicer or any  affiliate  of the Trustee or the Master Servicer acts as a manager or an advisor;

provided,  however,  that no  instrument  or  security  shall  be a  Permitted
Investment if such  instrument  or security  evidences a right to receive only interest  payments with respect to the obligations  underlying such instrument or if such security  provides for payment of both  principal and interest with a yield to  maturity  in excess of 120% of the yield to  maturity at par or if such instrument or security is purchased at a price greater than par.

      Permitted Transferee:  Any Person other than a Disqualified Organization or an "electing large partnership" (as defined by Section 775 of the Code).

      Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   limited  liability   company,   joint-stock   company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      Physical  Certificates:   The  Residual  Certificates  and  the  Private
Certificates.

      Plan: The meaning specified in Section 5.07(a).

      Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any, due in connection with a full or partial prepayment of such
Mortgage Loan in accordance with the terms thereof.

      Prepayment  Charge Loan: Any Mortgage Loan for which a Prepayment Charge may be assessed and to which such Prepayment  Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

      Prepayment  Interest  Shortfall:  With respect to any Distribution Date,
for  each  Mortgage  Loan  that  was  the  subject  of  a  partial   Principal
Prepayment,  a Principal  Prepayment in full, or that became a Liquidated Loan during the related  Prepayment Period,  (other than a Principal  Prepayment in full  resulting from the purchase of a Mortgage Loan pursuant to Section 2.02,
2.03,  3.21 or 10.01  hereof),  the  amount,  if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated  Principal  Balance
of such Mortgage Loan  immediately  prior to such prepayment (or  liquidation)
or in the  case  of a  partial  Principal  Prepayment  on the  amount  of such prepayment (or liquidation  proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal  Prepayment or such liquidation proceeds  less  the  sum of (a) any  Prepayment  Charges  and (b) the  related
Servicing Fee.

      Prepayment   Period:   With  respect  to  a  Distribution  Date  is  the
immediately  preceding  calendar  month in the case of the Mortgage  Loans for which EMC is the Servicer and in the case of the Mortgage  Loans for which EMC is not the  Servicer  such  period as is  provided  in the  related  Servicing
Agreement with respect to the related Servicer.

      Primary  Mortgage  Insurance  Policy:  A  policy  underwriting   primary
mortgage insurance.

      Principal  Distribution  Amount: With respect to each Distribution Date, an amount  equal to the sum of  (i)-the  sum of the  Principal  Funds for such
Distribution  Date and (ii) any Extra Principal  Distribution  Amount for such
Distribution Date.

      Principal  Funds:  With respect to any  Distribution  Date, (i) the sum, without duplication,  of (a) all scheduled principal collected on the Mortgage
Loans  during the  related Due Period,  (b) all Monthly  Advances  relating to principal  made on the Mortgage  Loans on or before the  Distribution  Account
Deposit Date, (c) Principal  Prepayments on the Mortgage  Loans,  exclusive of prepayment  charges or  penalties,  collected  during the  related  Prepayment
Period,  (d) the  Stated  Principal  Balance  of each  Mortgage  Loan that was purchased  by the Seller  pursuant  to Section  2.02,  2.03 or 3.21 during the related Due Period,  (e) the aggregate of all Substitution  Adjustment Amounts in connection  with the  substitution  of Mortgage  Loans  pursuant to Section
2.04 during the related Due Period,  (f) amounts in respect of principal  paid by EMC pursuant to Section 10.01 and (g) all  Liquidation  Proceeds  collected
during  the  related   Prepayment  Period  (or,  in  the  case  of  Subsequent
Recoveries,  during the  related  Due Period) on the  Mortgage  Loans,  to the extent such  Liquidation  Proceeds  relate to  principal,  in each case to the extent  remitted by EMC or the related  Servicer to the  Distribution  Account pursuant to this Agreement or the related  Servicing  Agreement minus (ii) all amounts required to be reimbursed  pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement.

      Principal  Prepayment:  Any payment  (whether  partial or full) or other recovery of principal  on a Mortgage  Loan which is received in advance of its scheduled  Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent to the month of  prepayment,  including  Insurance
Proceeds and the Repurchase  Proceeds,  but excluding the principal portion of
Net Liquidation Proceeds.

      Private  Certificate:  Any Class XP Certificate,  Class B-IO Certificate
or Class R Certificate.

      Prospectus:  The  prospectus,  dated September 29, 2003, as supplemented by the prospectus  supplement  dated April 28, 2004,  relating to the offering of the Certificates.

      Protected  Account:  An  account  established  and  maintained  for  the benefit of  Certificateholders  by each  Servicer  with respect to the related
Mortgage  Loans and with  respect to REO Property  pursuant to the  respective
Servicing Agreements.

      QIB:  A   Qualified   Institutional   Buyer  as  defined  in  Rule  144A
promulgated under the Securities Act.

      Qualified  Insurer:  Any insurance  company duly qualified as such under the laws of the state or states in which the  related  Mortgaged  Property  or
Mortgaged  Properties is or are located,  duly authorized and licensed in such state or states to  transact  the type of  insurance  business  in which it is engaged  and  approved  as an insurer by the Master  Servicer,  so long as the claims  paying  ability  of which is  acceptable  to the Rating  Agencies  for pass-through  certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies: S&P and Moody's.

      Realized  Loss:  Any (i)  Bankruptcy  Loss or (ii) as to any  Liquidated
Mortgage  Loan,  (x) the  Outstanding  Principal  Balance  of such  Liquidated
Mortgage  Loan plus  accrued  and  unpaid  interest  thereon  at the  Mortgage
Interest Rate through the last day of the month of such liquidation,  less (y)
the related Net  Liquidation  Proceeds  with respect to such Mortgage Loan and the  related  Mortgaged  Property;  provided,  however,  that in the event the
Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage
Loan,  the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such Subsequent  Recoveries are applied to reduce the
Certificate   Principal   Balance  of  any  Class  of   Certificates   on  any
Distribution Date.

      Record Date: For each Class of Certificates,  the Business Day preceding the  applicable  Distribution  Date  so long as  such  Class  of  Certificates remains in book-entry  form; and otherwise,  the close of business on the last
Business  Day  of  the  month   immediately   preceding   the  month  of  such
Distribution Date.

      Reference Bank: A leading bank selected by the Securities  Administrator that is engaged in  transactions in Eurodollar  deposits in the  international
Eurocurrency market.

      Reference Bank Rate: With respect to any Interest  Accrual  Period,  the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the offered rates for United  States dollar  deposits for one month that are quoted by the Reference  Banks as of 11:00 a.m.,  New York City
time, on the related interest  determination date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the  aggregate  Certificate  Principal  Balance  of  all  Classes  of  Offered
Certificates  for such  Interest  Accrual  Period,  provided that at least two such  Reference  Banks  provide  such rate.  If fewer than two  offered  rates appear,  the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more  major  banks  in New York  City,  selected  by the  securities administrator,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  dollars  to  leading  European  banks  for a period  of one  month in amounts  approximately equal to the aggregate Certificate Principal Balance of all Classes of Offered Certificates.

      Reinvestment   Agreements:   One  or   more   reinvestment   agreements,
acceptable to the Rating  Agencies,  from a bank,  insurance  company or other corporation or entity (including the Trustee).

      Relief Act: The Servicemembers' Civil Relief Act, or similar state laws.

      Relief Act Mortgage  Loan:  Any Mortgage  Loan as to which the Scheduled
Payment thereof has been reduced due to the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date, the excess  of  the  related  Excess  Spread  over  the  related  Extra  Principal
Distribution Amount.

      REMIC:  A real estate  mortgage  investment  conduit,  as defined in the
Code.

      REMIC I: That group of assets  contained in the Trust Fund designated as a REMIC  consisting of (i) the Mortgage Loans,  (ii) amounts on deposit in the
Master Servicer  Collection  Account related to the Mortgage Loans,  (iii) any
REO  Property  relating to the  Mortgage  Loans,  (iv) the rights of the Trust with respect the Mortgage  Loans under any related  Servicing  Agreement,  (v)
the rights of the Trust with  respect  the  Mortgage  Loans  under any related
Assignment  Agreement  or  insurance  policy  and  (vi)  any  proceeds  of the foregoing, but not including the Cap Contract or any proceeds thereof.

      REMIC I Available  Distribution  Amount:  For any Distribution Date, the
sum of the  Principal  Funds and  Interest  Funds  (other than any  Subsequent
Recoveries) for such Distribution Date.

      REMIC I Distribution  Amount:  For any Distribution  Date, the following amounts,  in the following order of priority,  shall be distributed by REMIC-I to  REMIC-II  on account of the REMIC-I  Regular  Interests  and the Class R-I
Residual Interest:

(1)   to the extent of the REMIC I Available  Distribution Amount, to REMIC-II
      as the holder of the REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4,
      pro  rata,  in an  amount  equal  to (A)  their  Uncertificated  Accrued
      Interest  for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(2)   the amount of prepayment  charges  received with respect to the Mortgage
      Loans and  distributable  to the Class XP  Certificates,  to the REMIC I
      Regular Interest LT1;

(3)   to  REMIC II as the  holder  of the  REMIC I  Regular  Interests,  in an amount  equal to the  remainder  of the REMIC I  Available  Distribution
      Amount  after the  distributions  made  pursuant  to clause  (1)  above, allocated as follows (except as provided below):

                  (A)   in respect of the REMIC I Regular  Interests  LT2, LT3
            and LT4, their respective Principal Distribution Amounts;

                  (B)   in respect of the REMIC I Regular  Interest  LT1,  any
            remainder until the  Uncertificated  Principal  Balance thereof is reduced to zero; and

                  (C)   any  remainder  in  respect  of the  REMIC  I  Regular
            Interests   LT2,  LT3  and  LT4,  pro  rata   according  to  their
            respective  Uncertificated  Principal  Balances  as reduced by the distributions  deemed  made  pursuant  to clause (A) above,  until their respective  Uncertificated Principal Balances are reduced to zero;

(4)   the amount of any Subsequent  Recoveries for such Distribution  Date, to
      REMIC II as the holder of the REMIC I Regular  Interests,  in respect of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4, pro rata according to the amount of unreimbursed  Realized Losses  previously  allocated to each such Class  pursuant to the  definition  of REMIC I Realized  Loss;
      provided,  however, that any amounts distributed pursuant to this clause
      (4)  shall  not  cause  a  reduction  in  the  Uncertificated  Principal
      Balances of any of the REMIC I Regular Interests; and

(5)   any remaining  amounts of the REMIC I Available  Distribution  Amount or
      of  any   Subsequent   Recoveries  to  the  Holders  of  the  Class  R-I
      Certificates.

      REMIC I  Interests:  The  REMIC I  Regular  Interests  and the Class R-I
Certificates.

      REMIC-I  Principal  Reduction  Amounts:  For any Distribution  Date, the
amounts by which the principal  balances of the REMIC-I Regular Interests LT1,
LT2, LT3 and LT4,  respectively,  will be reduced on such Distribution Date by
the  allocation  of  Realized  Losses  and  the   distribution  of  principal,
determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 =  the principal  balance of the REMIC-I  Regular  Interest LT1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC-I  Regular  Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC-I  Regular  Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC-I  Regular  Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the REMIC-I Regular Interest LT1 Principal Reduction Amount.

      ΔY2 = the REMIC-I Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC-I Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC-I Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal  balance of the REMIC-I Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses on the prior Distribution Date.

      P1 =  the aggregate  principal  balance of the REMIC-I Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses to be made on such Distribution Date.

      ΔP =  P0 - P1 = the  aggregate  of the REMIC-I  Regular  Interests  LT1,
LT2, LT3 and LT4 Principal Reduction Amounts.

            =     the  aggregate of Realized  Losses to be  allocated  to, and the principal  distributions to be made on, the Class A-1 Certificates on such
Distribution  Date (including  distributions of accrued and unpaid interest on the Class B-IO Certificates for prior Distribution Dates).

      R0 =  the Net Rate Cap (stated as a monthly  rate) after  giving  effect
to  amounts   distributed   and  Realized   Losses   allocated  on  the  prior
Distribution Date.

      R1 =  the Net Rate Cap (stated as a monthly  rate) after  giving  effect to amounts to be  distributed  and  Realized  Losses to be  allocated  on such
Distribution Date.

      α =   (Y2 + Y3)/P0.  The initial  value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 =  the  lesser of (A) the sum of the Class  A-1  Certificates,  other than the Class B-IO  Certificates,  of the  product  for each Class of (i) the monthly  interest  rate (as  limited by the Net Rate Cap, if  applicable)  for such Class applicable for  distributions to be made on such  Distribution Date and (ii) the  aggregate  Certificate  Principal  Balance  for such Class after distributions and the allocation of Realized Losses on the prior  Distribution
Date and (B) R0*P0.

      &γ1  = the  lesser of (A) the sum of the Class  A-1  Certificates,  other than the Class B-IO  Certificates,  of the  product  for each Class of (i) the monthly  interest  rate (as  limited by the Net Rate Cap, if  applicable)  for such Class  applicable  for  distributions  to be made on the next  succeeding
Distribution  Date and (ii) the aggregate  Certificate  Principal  Balance for such Class after  distributions  and the  allocation of Realized  Losses to be made on such Distribution Date and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if  both  ΔY2 and  ΔY3,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2)   If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      REMIC I  Realized  Loss:  Realized  Losses on  Mortgage  Loans  shall be allocated to the REMIC I Regular  Interests as follows:  Realized Losses shall be allocated,  first,  to the REMIC I Regular  Interests  LT2, LT3 and LT4 pro
rata according to their respective REMIC I Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such
REMIC I Regular  Interests and,  second,  the  remainder,  if any, of Realized
Losses shall be allocated to the REMIC I Regular  Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

      REMIC-I  Regular  Interests:   REMIC-I  Regular  Interest  LT1,  REMIC-I
Regular  Interest  LT2,  REMIC-I  Regular  Interest  LT3 and  REMIC-I  Regular
Interest LT4.

      REMIC-I  Regular  Interest  LT1: A regular  interest in REMIC-I  that is held as an asset of REMIC-II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC-I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC-I  Regular  Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC-I  Regular  Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC-I  Regular  Interest  LT1 on such  Distribution
Date.

      REMIC-I  Regular  Interest  LT2: A regular  interest in REMIC-I  that is held as an asset of REMIC-II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC-I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC-I  Regular  Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC-I  Regular  Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC-I  Regular  Interest  LT2 on such  Distribution
Date.

      REMIC-I  Regular  Interest  LT3: A regular  interest in REMIC-I  that is held as an asset of REMIC-II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC-I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC-I  Regular  Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC-I  Regular  Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC-I  Regular  Interest  LT3 on such  Distribution
Date.

      REMIC-I  Regular  Interest  LT4: A regular  interest in REMIC-I  that is held as an asset of REMIC-II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC-I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC-I  Regular  Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC-I  Regular  Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC-I  Regular  Interest  LT4 on such  Distribution
Date.

      REMIC II: That group of assets  contained  in the Trust Fund  designated as a REMIC consisting of the REMIC I Regular Interests.

      REMIC II Certificates:  The REMIC II Regular  Certificates and the Class
R-II Certificates.

      REMIC II Regular Certificates: As defined in Section 5.01(c).

      REMIC  Opinion:  An Opinion of Independent  Counsel,  to the effect that the proposed action described  therein would not, under the REMIC  Provisions,
(i) cause any 2004-4  REMIC to fail to qualify  as a REMIC  while any  regular interest  in  such  2004-4  REMIC  is  outstanding,  (ii)  result  in a tax on prohibited  transactions  with respect to any 2004-4 REMIC or (iii) constitute a taxable contribution to any 2004-4 REMIC after the Startup Day.

      REMIC Provisions:  The provisions of the federal income tax law relating to  REMICs,  which  appear at  Sections  860A  through  860G of the Code,  and related provisions and regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time.

      REO Property:  A Mortgaged Property acquired in the name of the Trustee, for the benefit of  Certificateholders,  by  foreclosure  or  deed-in-lieu  of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With respect to any  Mortgage  Loan (or any property acquired  with  respect  thereto)  required  to be  repurchased  by the Seller pursuant  to the  Mortgage  Loan  Purchase  Agreement  or  Article  II of this
Agreement,  an  amount  equal to the  excess of (i) the sum of (a) 100% of the
Outstanding  Principal  Balance  of  such  Mortgage  Loan  as of the  date  of repurchase  (or if the related  Mortgaged  Property was acquired  with respect thereto,  100%  of  the  Outstanding  Principal  Balance  at the  date  of the acquisition),  (b) accrued but unpaid  interest on the  Outstanding  Principal
Balance at the related Mortgage Interest Rate,  through and including the last day of the  month  of  repurchase  and (c) any  costs  and  damages  (if  any)
incurred by the Trust in  connection  with any violation of such Mortgage Loan of any  predatory or abusive  lending laws over (ii) any portion of the Master
Servicing   Compensation,   Monthly  Advances  and  advances  payable  to  the
purchaser of the Mortgage Loan.

      Repurchase  Proceeds:  the  Repurchase  Price  in  connection  with  any repurchase  of a  Mortgage  Loan  by  the  Seller  and  any  cash  deposit  in connection with the substitution of a Mortgage Loan.

      Request for Release:  A request for release in the form attached  hereto as Exhibit D.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this Agreement with respect to such Mortgage Loan.

      Reserve Fund: The separate  trust account  created and maintained by the
Trustee pursuant to Section 4.06 hereof.

      Residual Certificates: Any of the Class R Certificates.

      Responsible  Officer: Any officer assigned to the Corporate Trust Office
(or any successor  thereto),  including  any Vice  President,  Assistant  Vice
President,  Trust Officer, any Assistant  Secretary,  any trust officer or any other  officer of the  Trustee  customarily  performing  functions  similar to those  performed by any of the above  designated  officers  and having  direct responsibility  for the  administration  of  this  Agreement,  and  any  other officer of the Trustee to whom a matter arising hereunder may be referred.

      Rolling Three-Month  Delinquency Average: With respect to a Distribution
Date,  the average of the Monthly  Delinquency  Percentages  for the three Due
Periods immediately preceding such Distribution Date.

      Rule  144A  Certificate:   The  certificate  to  be  furnished  by  each
purchaser  of a Private  Certificate  (which is also a  Physical  Certificate)
which  is  a  Qualified   Institutional  Buyer  as  defined  under  Rule  144A
promulgated  under the Securities Act,  substantially in the form set forth as
Exhibit F-2 hereto.

      S&P: Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., and any successor thereto.

      Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and  any Due
Period,  the  scheduled  payment or payments of  principal  and  interest  due during  such Due Period on such  Mortgage  Loan  which  either is payable by a
Mortgagor in such Due Period under the related  Mortgage  Note or, in the case of REO Property,  would otherwise have been payable under the related Mortgage
Note.

      Scheduled Principal: The principal portion of any Scheduled Payment.

      Securities Act: The Securities Act of 1933, as amended.

      Securities  Administrator:  Wells Fargo Bank, National Association,  and
any successor thereto, or any successor securities  administrator appointed as herein provided.

      Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND  WILL NOT BE
REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "SECURITIES
ACT"), OR UNDER ANY STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING
THIS  CERTIFICATE,  AGREES THAT THIS  CERTIFICATE  MAY BE  REOFFERED,  RESOLD,
PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT
AND  OTHER  APPLICABLE  LAWS AND ONLY (1)  PURSUANT  TO RULE  144A  UNDER  THE
SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES
IS A QUALIFIED  INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),
PURCHASING  FOR ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB,
WHOM THE HOLDER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,  RESALE, PLEDGE
OR  OTHER  TRANSFER  IS  BEING  MADE  IN  RELIANCE  ON  RULE  144A  OR  (2) IN
CERTIFICATED  FORM  TO  AN  "INSTITUTIONAL  ACCREDITED  INVESTOR"  WITHIN  THE
MEANING THEREOF IN RULE  501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE
ACT OR  ANY  ENTITY  IN  WHICH  ALL OF THE  EQUITY  OWNERS  COME  WITHIN  SUCH
PARAGRAPHS  PURCHASING  NOT FOR  DISTRIBUTION  IN VIOLATION OF THE  SECURITIES
ACT,  SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER  SUBSTANTIALLY  IN
THE FORM  PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH
OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER,  RESALE, PLEDGE OR
TRANSFER IS IN COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE  LAWS
OR IN EACH  CASE IN  ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE
UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.  THIS CERTIFICATE MAY NOT
BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT
PLAN OR OTHER RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF
THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED,  AND/OR
SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),
or by a person using "PLAN assets" of a Plan,  UNLESS THE PROPOSED  TRANSFEREE
PROVIDES  THE  TRUSTEE  WITH AN  OPINION  OF  COUNSEL  FOR THE  BENEFIT OF THE
TRUSTEE,  MASTER SERVICER AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY
MAY RELY  WHICH IS  SATISFACTORY  TO THE  TRUSTEE  THAT THE  PURCHASE  OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF THE
EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION 4975
OF THE CODE AND WILL NOT  SUBJECT  THE  MASTER  SERVICER,  THE  TRUSTEE OR THE
SECURITIES  ADMINISTRATOR  TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

      Security  Instrument:  A written instrument  creating a valid first lien on a Mortgaged  Property securing a Mortgage Note, which may be any applicable form of  mortgage,  deed of  trust,  deed to  secure  debt or  security  deed, including any riders or addenda thereto.

      Seller:  EMC, as mortgage  loan seller under the Mortgage  Loan Purchase
Agreement.

      Senior Certificates: The Class A Certificates.

      Senior  Enhancement  Percentage:  As  to  each  Distribution  Date,  the percentage equivalent of a fraction,  the numerator of which is the sum of (i)
the aggregate of the  Certificate  Principal  Balance of the Class M-1,  Class
M-2 and Class B Certificates  and (ii) the  Overcollateralization  Amount,  in
each case after taking into account the distribution of the related  Principal
Distribution  Amounts on such Distribution  Date, and the denominator of which is the  aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the
last day of the related Due Period.

      Servicer: With respect to each Mortgage Loan, Bank of America,  Cendant,
Chevy Chase,  Countrywide,  EMC, EverHome,  GMACM, GreenPoint,  HSBC, IndyMac,
National City, SouthTrust or Waterfield, and any successor thereto.

      Servicer  Remittance  Date: With respect to each Mortgage Loan, the date set forth in the related Servicing Agreement.

      Servicing Agreements:  The Bank of America Servicing Agreement,  Cendant
Servicing Agreement,  Chevy Chase Servicing Agreement,  Countrywide  Servicing
Agreement,  EMC  Servicing  Agreement,  EverHome  Servicing  Agreement,  GMACM
Servicing   Agreement,   GreenPoint   Servicing   Agreement,   HSBC  Servicing
Agreement,  IndyMac Servicing  Agreement,  National City Servicing  Agreement,
SouthTrust Servicing Agreement and Waterfield Servicing Agreement.

      Servicing Fee: As to any Mortgage Loan and Distribution  Date, an amount equal to the  product of (i) the  Stated  Principal  Balance of such  Mortgage
Loan  as of the  Due  Date  in the  preceding  calendar  month  and  (ii)  the applicable Servicing Fee Rate.

      Servicing  Fee Rate:  As to any  Mortgage  Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

      SouthTrust:  SouthTrust  Mortgage  Corporation,  and  its  successor  in interest.

      SouthTrust Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement dated as of November 1, 2002,  between EMC and SouthTrust,  attached hereto as Exhibit 12.

      Startup Day: April 30, 2004.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related
REO Property and any  Distribution  Date, the  Outstanding  Principal  Balance
thereof as of the Cut-off Date minus the sum of (i) the  principal  portion of the Scheduled  Payments due with respect to such Mortgage Loan during each Due
Period  ending  prior  to such  Distribution  Date  (and  irrespective  of any delinquency in their payment),  (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related  Prepayment Period, and all  Liquidation  Proceeds to the extent applied by the Master Servicer or any related  Servicer as  recoveries  of  principal  in  accordance  with this
Agreement or the applicable  Servicing Agreement with respect to such Mortgage
Loan, that were received by the Master Servicer or the related  Servicer as of the close of  business  on the last day of the  Prepayment  Period  related to such  Distribution  Date and (iii) any Realized  Losses on such  Mortgage Loan incurred  prior  to or  during  the  related  Prepayment  Period.  The  Stated
Principal Balance of a Liquidated Mortgage Loan equals zero.

      Stepdown  Date:  The  earlier to occur of (i) the  Distribution  Date on which the aggregate  Certificate Principal Balance of the Class A Certificates
has been  reduced to zero and (ii) the later to occur of (a) the  Distribution
Date in May 2007 and (b) the first  Distribution  Date on which the sum of the aggregate  Certificate Principal Balance of the Class M-1, Class M-2 and Class
B  Certificates  and the  Overcollateralization  Amount  divided by the Stated
Principal  Balance of the Mortgage Loans as of the last day of the related Due
Period is greater than or equal to 11.00%.

      Subordinate  Certificates:   The  Class  M-1  Certificates,   Class  M-2
Certificates,   Class  B  Certificates,  Class  XP  Certificates,  Class  B-IO
Certificates and Residual Certificates.

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received during  the  related  Due Period by the Master  Servicer  (net of any  related expenses  permitted  to be  reimbursed  pursuant  to Section  4.03) or surplus amounts held by the Master  Servicer to cover estimated  expenses  (including, but  not  limited  to,  recoveries  in  respect  of  the  representations  and warranties  made  by  the  Seller  pursuant  to  the  Mortgage  Loan  Purchase
Agreement) in respect of a Liquidated  Mortgage Loan or the  disposition of an
REO  Property  prior to the  related  Prepayment  Period  that  resulted  in a
Realized Loss, after liquidation or disposition of such Mortgage Loan.

      Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the  Trustee pursuant  to the related  Servicing  Agreement,  the  Mortgage  Loan  Purchase
Agreement or Section 2.04 of this Agreement, as applicable,  in each case, (i)
which has an Outstanding  Principal  Balance not greater nor  materially  less than the  Mortgage  Loan for which it is to be  substituted;  (ii) which has a
Mortgage Interest Rate and Net Rate not less than, and not materially  greater than,  such  Mortgage  Loan;  (iii) which has a maturity  date not  materially earlier  or later  than  such  Mortgage  Loan and not  later  than the  latest maturity  date of any Mortgage  Loan;  (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value  Ratio not greater than the Loan-to-Value  Ratio of such Mortgage Loan; (vi) which is current in payment of principal  and interest as of the date of  substitution;
(vii) as to which the payment  terms do not vary in any material  respect from the payment terms of the Mortgage Loan for which it is to be  substituted  and
(viii)  which  has a Gross  Margin,  Periodic  Rate Cap and  Maximum  Lifetime
Mortgage  Rate no less than those of such  Mortgage  Loan,  has the same Index and interval  between  Interest  Adjustment Dates as such Mortgage Loan, and a
Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

      Substitution  Adjustment Amount: The amount, if any, required to be paid by the Seller to the Trustee for deposit in the Distribution  Account pursuant to Section 2.04 in connection with the substitution of a Mortgage Loan.

      Tax Administration and Tax Matters Person: The Securities  Administrator
and  any   successor   thereto  or  assignee   thereof   shall  serve  as  tax
administrator  hereunder and as agent for the Tax Matters  Person.  The Holder of the largest  percentage  interest  of each Class of  Residual  Certificates shall be the Tax Matters  Person for the related REMIC,  as more  particularly set forth in Section 9.12 hereof.

      Termination  Purchase  Price:  The  price,  calculated  as set  forth in
Section  10.01,  to be paid in connection  with the repurchase of the Mortgage
Loans pursuant to Section 10.01.

      Trigger  Event:  A Trigger  Event exists with respect to a  Distribution
Date  on or  after  the  Stepdown  Date  if the  related  Rolling  Three-Month
Delinquency  Average exceeds 50% of the related Senior Enhancement  Percentage or (ii) the  percentage  of the  cumulative  amount of Realized  Losses on the
Mortgage  Loans  as  of  such  date  of  determination  is  greater  than  the applicable  percentage listed below of the aggregate Stated Principal Balances of the Mortgage Loans as of the Closing Date:

                              Months   Percentage
                             37 - 48     0.75%
                             49 - 60     1.25%
                             61 - 72     1.50%
                               73+       1.75%
      Trust Fund or Trust:  The corpus of the trust created by this Agreement, consisting  of the Mortgage  Loans and the other  assets  described in Section
2.01(a).

      Trustee:  JPMorgan  Chase  Bank,  and  any  successor  thereto,  or  any successor trustee appointed as herein provided.

      2004-4 REMIC: Any of REMIC I and REMIC II.

      Uncertificated  Accrued  Interest:  With  respect to any REMIC I Regular
Interest  for any  Distribution  Date,  one  month's  interest  at the related
Uncertificated  Pass-Through Rate for such Distribution  Date,  accrued on the
Uncertificated  Principal Balance immediately prior to such Distribution Date.
Uncertificated  Accrued  Interest  for the  REMIC I  Regular  Interests  shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the
REMIC I Regular  Interest for any Distribution  Date, any Prepayment  Interest
Shortfalls   and  Relief  Act   Shortfalls  (to  the  extent  not  covered  by
Compensating  Interest)  for any  Distribution  Date shall be allocated  among
REMIC I Regular  Interests  LT1, LT2, LT3 and LT4, pro rata,  based on, and to
the  extent  of,  Uncertificated   Accrued  Interest,  as  calculated  without
application of this sentence.

      Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate.

      Uncertificated  Principal  Balance:  With respect to each REMIC  Regular
Interest,  the principal amount of such REMIC Regular Interest  outstanding as of any date of  determination.  As of the  Closing  Date,  the  Uncertificated
Principal  Balance of each REMIC Regular  Interest  shall equal the amount set forth in the Section 5.01 as its initial Uncertificated  Principal Balance. On each  Distribution  Date, the  Uncertificated  Principal  Balance of each such
REMIC  Regular  Interest  shall be reduced by all  distributions  of principal made on such REMIC  Regular  Interest on such  Distribution  Date  pursuant to
Section 5.01 (other than any distributions  made pursuant to clause (4) of the definition  of REMIC I  Distribution  Amount) and shall be further  reduced on such  Distribution  Date by Realized  Losses as provided by the  definition of
REMIC I Realized Losses.  The  Uncertificated  Principal Balance of each REMIC
Regular Interest shall never be less than zero.

      Uncertificated   REMIC  I  Pass-Through   Rate:   With  respect  to  any
Distribution  Date and (i) REMIC I Regular Interests LT1 and LT2, the weighted average of the Net Mortgage Rates of the Mortgage Loans,  (ii) REMIC I Regular
Interest LT3, zero (0.00%) and (iii) REMIC I Regular  Interest LT4,  twice the weighted average of the Net Mortgage Rates of the Mortgage Loans.

      Uninsured Cause: Any cause of damage to a Mortgaged  Property or related
REO Property such that the complete  restoration of such Mortgaged Property or related  REO  Property  is not  fully  reimbursable  by the  hazard  insurance policies required to be maintained  pursuant the related Servicing  Agreement, without regard to whether or not such policy is maintained.

      United  States  Person:  A citizen or resident of the United  States,  a corporation  or  partnership  (including an entity treated as a corporation or partnership  for federal  income tax  purposes)  created or  organized  in, or under the laws of, the United  States or any state  thereof or the District of
Columbia  (except,  in the case of a  partnership,  to the extent  provided in regulations),  provided that, for purposes solely of the Class R Certificates, no  partnership  or other entity  treated as a  partnership  for United States federal  income tax purposes shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States federal income tax purposes are United States  Persons,  or an estate whose income is subject to United States federal income tax regardless of its source,  or a trust if a court within the United States is able to exercise  primary  supervision  over the  administration  of the trust and one or more such United  States  Persons have the authority to control all  substantial  decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued,  a trust which was in existence on August 20, 1996 (other than a trust  treated  as owned by the  grantor  under  subpart E of part I of subchapter  J of  chapter 1 of the  Code),  and which was  treated as a United
States  person on August  20,  1996 may elect to  continue  to be treated as a
United States person notwithstanding the previous sentence.

      Unpaid Realized Loss Amount:  With respect to any Distribution  Date and a Class of  Certificates  (other  than the  Class  B-IO  Certificates  and the
Residual  Certificates),  the  excess of (i)  Applied  Realized  Loss  Amounts allocated to such Class  pursuant to the  definition of Applied  Realized Loss
Amount over (ii) the sum of all  distributions  to such Class in  reduction of such Applied Realized Loss Amounts on all previous Distribution Dates.

      Waterfield:  Union  Federal Bank of  Indianapolis,  and its successor in interest.

      Waterfield  Servicing  Agreement:   The  Amended  and  Restated  Forward
Commitment  Flow Mortgage Loan Purchase and Servicing  Agreement,  dated as of
March 4, 2003, between EMC and Waterfield, attached hereto as Exhibit H-13.

ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates

Section 2.01      Conveyance of Mortgage  Loans to Trustee.  (a)The  Depositor
concurrently  with  the  execution  and  delivery  of this  Agreement,  sells, transfers and assigns to the Trust without  recourse all its right,  title and interest  in  and to (i)  the  Mortgage  Loans  identified  in the  applicable
Mortgage Loan Schedule,  including all interest and principal due with respect to the Initial  Mortgage  Loans  after the Cut-off  Date,  but  excluding  any payments of principal and interest due on or prior to the Cut-off  Date;  (ii)
such  assets as shall from time to time be  credited  or are  required  by the terms of this  Agreement  to be  credited  to the Master  Servicer  Collection
Account,  (iii) such  assets  relating to the  Mortgage  Loans as from time to time may be held by the Servicers in Protected  Accounts,  the Master Servicer
in the Master Servicer  Collection Account and the Trustee in the Distribution
Account for the  benefit of the  Trustee on behalf of the  Certificateholders,
(iv) any REO  Property,  (v) the Required  Insurance  Policies and any amounts paid or payable by the insurer under any  Insurance  Policy (to the extent the mortgagee has a claim thereto),  (vi) the Mortgage Loan Purchase  Agreement to the extent provided in Section  2.03(a),  (vii) the rights with respect to the
Servicing   Agreements   as   assigned   to  the  Trustee  on  behalf  of  the
Certificateholders by the Assignment  Agreements,  (viii) such assets as shall from time to time be credited or are  required by the terms of this  Agreement to be  credited  to the  Distribution  Account  and (ix) any  proceeds  of the foregoing.  Although  it is the intent of the parties to this  Agreement  that the  conveyance  of the  Depositor's  right,  title and interest in and to the
Mortgage  Loans and other assets in the Trust Fund pursuant to this  Agreement shall  constitute a purchase  and sale and not a loan,  in the event that such conveyance  is deemed to be a loan,  it is the  intent of the  parties to this
Agreement that the Depositor  shall be deemed to have granted to the Trustee a first priority  perfected  security interest in all of the Depositor's  right, title and  interest  in, to and under the  Mortgage  Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security  agreement under applicable law.

(b)   In  connection  with the above  transfer and  assignment,  the Depositor hereby deposits with the Trustee or the Custodian,  as its agent, with respect to each Mortgage Loan:

(i)   the original  Mortgage Note,  endorsed  without recourse to the order of the  Trustee  and showing an  unbroken  chain of  endorsements  from the original  payee  thereof to the Person  endorsing it to the Trustee,  or lost note affidavit together with a copy of the related Mortgage Note;

(ii)  the original  Mortgage and, if the related  Mortgage Loan is a MOM Loan, noting  the  presence  of the  MIN and  language  indicating  that  such
      Mortgage  Loan is a MOM Loan,  which shall have been recorded (or if the original is not  available,  a copy),  with  evidence of such  recording indicated thereon (or if clause (X) in the proviso below applies,  shall be in recordable form);

(iii) unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of the assignment  (which  may  be in  the  form  of a  blanket  assignment  if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is located)  to  "JPMorgan  Chase  Bank,  as  Trustee",  with  evidence  of recording  with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (X) in the proviso  below  applies or for Mortgage
      Loans with  respect to which the related  Mortgaged  Property is located in a state other than Maryland,  Tennessee, South Carolina,  Mississippi and Florida,  or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

(iv)  all intervening  assignments of the Security  Instrument,  if applicable and only to the extent  available  to the  Depositor  with  evidence  of recording thereon;

(v)   the original or a copy of the policy or certificate of primary  mortgage guaranty insurance, to the extent available, if any;

(vi)  the original  policy of title  insurance or  mortgagee's  certificate of title insurance or commitment or binder for title insurance; and

(vii) originals of all modification agreements, if applicable and available;

provided,  however,  that in lieu of the foregoing,  the Depositor may deliver the following documents,  under the circumstances set forth below: (X) in lieu
of  the  original   Security   Instrument,   assignments  to  the  Trustee  or
intervening   assignments  thereof  which  have  been  delivered,   are  being
delivered  or will,  upon  receipt of  recording  information  relating to the
Security   Instrument  required  to  be  included  thereon,  be  delivered  to recording  offices for  recording  and have not been returned to the Depositor in time to permit  their  delivery  as  specified  above,  the  Depositor  may deliver a true copy  thereof with a  certification  by the  Depositor,  on the face of such  copy,  substantially  as  follows:  "Certified  to be a true and correct copy of the original,  which has been transmitted for recording";  (Y)
in lieu of the Security  Instrument,  assignment to the Trustee or intervening assignments  thereof, if the applicable  jurisdiction retains the originals of such  documents  (as evidenced by a  certification  from the Depositor to such effect) the Depositor may deliver photocopies of such documents  containing an original  certification by the judicial or other governmental authority of the jurisdiction  where such documents were recorded;  and (Z) the Depositor shall
not  be  required  to  deliver   intervening   assignments  or  Mortgage  Note
endorsements  between the related  underlying seller of the Mortgage Loans and
EMC,  between  EMC  and the  Depositor,  and  between  the  Depositor  and the
Trustee; and provided,  further,  however,  that in the case of Mortgage Loans which  have  been  prepaid  in full  after the  Cut-off  Date and prior to the
Closing Date, the Depositor,  in lieu of delivering the above  documents,  may deliver to the Trustee or the  Custodian,  as its agent,  a  certification  to such effect and shall  deposit all  amounts  paid in respect of such  Mortgage
Loans in the Master  Servicer  Collection  Account on the  Closing  Date.  The
Depositor  shall  deliver  such  original  documents  (including  any original documents as to which  certified  copies had previously been delivered) to the
Trustee or the Custodian,  as its agent, promptly after they are received. The
Depositor  shall  cause,  at its  expense,  the  assignment  of  the  Security
Instrument  to the  Trustee to be  recorded  not later than 180 days after the
Closing  Date,  unless  such (a)  recordation  is not  required  by the Rating
Agencies  or an Opinion of Counsel has been  provided  to the Trustee  (with a copy  to the  Custodian)  which  states  that  recordation  of  such  Security
Instrument is not required to protect the interests of the  Certificateholders in the related  Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly  recorded  assignment  of the  Mortgage as the  mortgagee of record solely as nominee for  Depositor  and its  successor  and  assigns;  provided, however,  that  each  assignment  shall  be  submitted  for  recording  by the
Depositor  in the manner  described  above,  at no expense to the Trust or the
Trustee or the  Custodian,  as its agent,  upon the  earliest to occur of: (i)
reasonable  direction  by the Holders of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating  not less  than 25% of the  Trust,  (ii) the occurrence  of an Event of  Default,  (iii) the  occurrence  of a  bankruptcy, insolvency or  foreclosure  relating to the Depositor and (iv) the  occurrence of a servicing  transfer as described in Section 8.02 hereof.  Notwithstanding the  foregoing,  if the  Depositor  fails  to pay the  cost of  recording  the assignments,  such expense  will be paid by the Trustee and the Trustee  shall be reimbursed for such expenses by the Trust in accordance with Section 9.05.

Section 2.02      Acceptance  of  Mortgage  Loans by Trustee.  (a)The  Trustee
acknowledges  the  sale,  transfer  and  assignment  of the Trust to it by the
Depositor and receipt of, subject to further  review and the exceptions  which may be noted pursuant to the procedures  described below, and declares that it holds,  the documents (or certified  copies thereof)  delivered to it pursuant to Section 2.01,  and declares  that it will continue to hold those  documents and any amendments,  replacements or supplements  thereto and all other assets of the Trust Fund  delivered to it as Trustee in trust for the use and benefit of all present and future  Holders of the  Certificates.  On the Closing Date, with respect to the Initial  Mortgage  Loans,  the Custodian,  with respect to the Mortgage Loans,  shall  acknowledge  with respect to each Mortgage Loan by an Initial  Certification  receipt of the Mortgage File, but without review of such  Mortgage  File,  except to the extent  necessary  to  confirm  that such
Mortgage File contains the related  Mortgage Note or lost note  affidavit.  No later than 90 days after the Closing Date (or with  respect to any  Substitute
Mortgage  Loan,  within five Business Days after the receipt by the Trustee or
Custodian   thereof),   the   Trustee   agrees,   for  the   benefit   of  the
Certificateholders,  to review or cause to be reviewed by the Custodian on its behalf (under the  Custodial  Agreement),  each Mortgage File  delivered to it and to execute and  deliver,  or cause to be executed  and  delivered,  to the
Depositor  and the  Trustee  an  Interim  Certification.  In  conducting  such
review,   the  Trustee  or  Custodian  will  ascertain  whether  all  required documents  have been  executed and  received,  and based on the Mortgage  Loan
Schedule,  whether  those  documents  relate,  determined  on the basis of the
Mortgagor name,  original  principal  balance and loan number, to the Mortgage
Loans it has  received,  as  identified  in the  Mortgage  Loan  Schedule.  In performing any such review,  the Trustee or the Custodian,  as its agent,  may conclusively  rely on the purported due execution and  genuineness of any such document and on the purported  genuineness  of any signature  thereon.  If the
Trustee or the Custodian,  as its agent, finds any document  constituting part of  the  Mortgage  File  not to  have  been  executed  or  received,  or to be unrelated to the Mortgage  Loans  identified  in Exhibit B, or to appear to be defective  on its face,  the  Trustee or the  Custodian,  as its agent,  shall promptly  notify the Seller.  In  accordance  with the Mortgage  Loan Purchase
Agreement,  the Seller  shall  correct or cure any such defect  within  ninety days from the date of notice from the Trustee or the Custodian,  as its agent, of the  defect and if the  Seller  fails to correct or cure the defect  within such period,  and such defect  materially and adversely  affects the interests of the  Certificateholders  in the related  Mortgage  Loan, the Trustee or the
Custodian,  as its agent,  shall enforce the Seller's  obligation  pursuant to the Mortgage Loan Purchase  Agreement within 90 days from the Trustee's or the
Custodian's  notification,  to purchase such  Mortgage Loan at the  Repurchase
Price;  provided  that,  if such defect  would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such cure or  repurchase  must  occur  within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect relates solely  to the  inability  of the  Seller to  deliver  the  original  Security
Instrument or  intervening  assignments  thereof,  or a certified copy because the originals of such  documents,  or a certified  copy have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such  Mortgage  Loan  if  the  Seller  delivers  such  original  documents  or certified  copy  promptly  upon  receipt,  but in no event later than 360 days after the Closing Date. The foregoing  repurchase  obligation  shall not apply in the event that the  Seller  cannot  deliver  such  original  or copy of any document  submitted for recording to the appropriate  recording  office in the applicable  jurisdiction  because such  document has not been returned by such office;  provided that the Seller shall instead deliver a recording receipt of such  recording  office or, if such receipt is not  available,  a  certificate confirming that such documents have been accepted for recording,  and delivery to the  Trustee or the  Custodian,  as its  agent,  shall be  effected  by the
Seller within thirty days of its receipt of the original recorded document.

(b)   No later than 180 days after the  Closing  Date (or with  respect to any
Substitute  Mortgage Loan,  within five Business Days after the receipt by the
Trustee  or the  Custodian  thereof),  the  Trustee or the  Custodian,  as its agent, will review,  for the benefit of the  Certificateholders,  the Mortgage
Files  delivered  to it and will  execute  and deliver or cause to be executed and  delivered  to the  Depositor  and the Trustee a Final  Certification.  In
conducting  such  review,  the Trustee or the  Custodian,  as its agent,  will ascertain  whether an original of each  document  required to be recorded  has been returned from the recording office with evidence of recording  thereon or a certified copy has been obtained from the recording  office.  If the Trustee or the Custodian,  as its agent,  finds any document  constituting part of the
Mortgage File has not been  received,  or to be  unrelated,  determined on the basis of the Mortgagor name,  original  principal  balance and loan number, to the Initial  Mortgage Loans identified in Exhibit B, or to appear defective on its face (a "Material  Defect"),  the Trustee or the Custodian,  as its agent, shall  promptly  notify the Seller  (provided,  however,  that with respect to those  documents  described  in  Sections  2.01(b)(iv),  (v)  and  (vii),  the
Trustee's  obligations shall extend only to the documents  actually  delivered pursuant to such  Sections).  In  accordance  with the Mortgage  Loan Purchase
Agreement,  the Seller  shall  correct or cure any such defect  within 90 days from the date of notice from the Trustee or the  Custodian,  as its agent,  of the  Material  Defect and if the Seller is unable to cure such  defect  within such  period,  and  if  such  defect  materially  and  adversely  affects  the interests of the  Certificateholders in the related Mortgage Loan, the Trustee shall  enforce  the  Seller's  obligation  under the  Mortgage  Loan  Purchase
Agreement  to provide a Substitute  Mortgage  Loan (if within two years of the
Closing  Date)  or  purchase  such  Mortgage  Loan  at the  Repurchase  Price;
provided,  however,  that if such defect would cause the  Mortgage  Loan to be other than a  "qualified  mortgage"  as defined in Section  860G(a)(3)  of the
Code,  any such cure,  repurchase  or  substitution  must occur within 90 days from the date such  breach was  discovered;  provided,  further,  that if such defect  relates  solely to the inability of the Seller to deliver the original
Security Instrument or intervening  assignments  thereof, or a certified copy, because the  originals of such  documents or a certified  copy,  have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such Mortgage  Loan, if the Seller  delivers such original  documents or certified  copy promptly upon receipt,  but in no event later than 360 days after the Closing Date.

(c)   In the  event  that a  Mortgage  Loan  is  purchased  by the  Seller  in accordance with Sections  2.02(a) or (b) above,  the Seller shall remit to the
Master  Servicer  the  Repurchase  Price for  deposit in the  Master  Servicer
Collection  Account  and the  Seller  shall  provide  to the  Trustee  written notification  detailing the components of the Repurchase  Price.  Upon deposit of the  Repurchase  Price  in the  Master  Servicer  Collection  Account,  the
Depositor  shall notify the Trustee and the Trustee or the  Custodian,  as its
agent  (upon  receipt  of a  Request  for  Release  in the form of  Exhibit  D attached  hereto with respect to such  Mortgage  Loan),  shall  release to the
Seller the related  Mortgage  File and the Trustee  shall  execute and deliver all instruments of transfer or assignment,  without  recourse,  representation or  warranty,  furnished  to it by the Seller as are  necessary to vest in the
Seller title to and rights under the Mortgage  Loan.  Such  purchase  shall be deemed  to have  occurred  on the  date  on  which  the  Repurchase  Price  in available  funds is  received  by the  Trustee.  The  Trustee  shall amend the
Mortgage Loan Schedule,  which was previously delivered to it by the Depositor in a form agreed to between the  Depositor  and the  Trustee,  to reflect such repurchase  and shall  promptly  notify  the  Rating  Agencies  and the Master
Servicer of such  amendment.  The  obligation of the Seller to repurchase  any
Mortgage  Loan as to which  such a defect  in a  constituent  document  exists
shall  be  the  sole  remedy   respecting   such  defect   available   to  the
Certificateholders or to the Trustee on their behalf.

Section 2.03      Assignment  of  Interest  in the  Mortgage  Loan  Purchase
Agreement.  (a)The Depositor  hereby assigns to the Trustee,  on behalf of the
Certificateholders,  all of its right, title and interest in the Mortgage Loan
Purchase  Agreement,  including  but not  limited  to  Depositor's  rights and obligations  pursuant to the Servicing  Agreements (noting that the Seller has retained the right in the event of breach of the  representations,  warranties and  covenants,  if any,  with  respect to the related  Mortgage  Loans of the related  Servicer  under  the  related  Servicing  Agreement  to  enforce  the
provisions  thereof  and  to  seek  all  or  any  available   remedies).   The
obligations  of the Seller to  substitute  or  repurchase,  as  applicable,  a
Mortgage Loan shall be the Trustee's and the  Certificateholders'  sole remedy for any breach  thereof.  At the request of the Trustee,  the Depositor  shall take such actions as may be  necessary  to enforce the above right,  title and interest on behalf of the Trustee and the  Certificateholders or shall execute such  further  documents  as the  Trustee may  reasonably  require in order to enable the Trustee to carry out such enforcement.

(b)   If the Depositor,  the Master Servicer or the Trustee discovers a breach of any of the  representations  and  warranties set forth in the Mortgage Loan
Purchase  Agreement,  which breach  materially and adversely affects the value of the interests of  Certificateholders or the Trustee in the related Mortgage
Loan,  the party  discovering  the breach shall give prompt  written notice of the breach to the other parties.  The Seller,  within 90 days of its discovery or  receipt  of  notice  that  such  breach  has  occurred  (whichever  occurs earlier),  shall cure the breach in all material  respects or,  subject to the
Mortgage  Loan  Purchase  Agreement  or  Section  2.04 of this  Agreement,  as applicable,  shall  purchase the Mortgage  Loan or any property  acquired with respect  thereto  from  the  Trustee;  provided,  however,  that if there is a breach  of  any  representation  set  forth  in  the  Mortgage  Loan  Purchase
Agreement,  and  the  Mortgage  Loan or the  related  property  acquired  with respect  thereto  has been  sold,  then the Seller  shall pay,  in lieu of the
Repurchase  Price, any excess of the Repurchase Price over the Net Liquidation
Proceeds  received upon such sale. If the Net Liquidation  Proceeds exceed the
Repurchase  Price,  any  excess  shall be paid to the Seller to the extent not required by law to be paid to the  borrower.  Any such  purchase by the Seller shall be made by  providing  an amount  equal to the  Repurchase  Price to the
Master  Servicer  for deposit in the Master  Servicer  Collection  Account and written  notification  detailing the components of such Repurchase  Price. The
Depositor  shall  notify  the  Trustee  and  submit  to  the  Trustee  or  the
Custodian,  as its  agent,  a  Request  for  Release,  and the  Trustee  shall release,  or the Trustee shall cause the  Custodian to release,  to the Seller the  related  Mortgage  File and the  Trustee  shall  execute  and deliver all instruments of transfer or assignment  furnished to it by the Seller,  without recourse,  representation  or warranty as are  necessary to vest in the Seller title to and rights under the  Mortgage  Loan or any  property  acquired  with respect  thereto.  Such purchase  shall be deemed to have occurred on the date on which the Repurchase  Price in available  funds is received by the Trustee.
The  Securities  Administrator  shall  amend the  Mortgage  Loan  Schedule  to reflect such  repurchase and shall promptly  notify the Trustee and the Rating
Agencies of such  amendment.  Enforcement  of the  obligation of the Seller to purchase (or  substitute a Substitute  Mortgage Loan for) any Mortgage Loan or
any property  acquired with respect  thereto (or pay the  Repurchase  Price as set forth in the  above  proviso)  as to which a breach  has  occurred  and is continuing shall  constitute the sole remedy  respecting such breach available to the Certificateholders or the Trustee on their behalf.

Section 2.04      Substitution of Mortgage Loans.  Notwithstanding anything to the  contrary  in this  Agreement,  in  lieu of  purchasing  a  Mortgage  Loan pursuant to the Mortgage Loan  Purchase  Agreement or Sections 2.02 or 2.03 of
this Agreement,  the Seller may, no later than the date by which such purchase by the Seller would otherwise be required,  tender to the Trustee a Substitute
Mortgage Loan  accompanied  by a certificate  of an authorized  officer of the
Seller that such  Substitute  Mortgage Loan conforms to the  requirements  set forth in the  definition of  "Substitute  Mortgage  Loan" in the Mortgage Loan
Purchase Agreement or this Agreement, as applicable;  provided,  however, that substitution  pursuant to the Mortgage Loan Purchase Agreement or this Section
2.04,  as  applicable,  in lieu of purchase  shall not be permitted  after the termination  of the two-year  period  beginning on the Startup Day;  provided, further,  that if the breach would cause the Mortgage  Loan to be other than a
"qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or  substitution  must occur  within 90 days from the date the breach was discovered.  The Trustee or the  Custodian,  as its agent,  shall  examine the
Mortgage  File for any  Substitute  Mortgage  Loan in the  manner set forth in
Section 2.02(a) and the Trustee or the Custodian,  as its agent,  shall notify the Seller,  in writing,  within five Business Days after receipt,  whether or not the  documents  relating  to the  Substitute  Mortgage  Loan  satisfy  the requirements  of the fourth sentence of Section  2.02(a).  Within two Business
Days after such  notification,  the Seller  shall  provide to the  Trustee for deposit  in the  Distribution  Account  the  amount,  if  any,  by  which  the
Outstanding  Principal  Balance  as of the  next  preceding  Due  Date  of the
Mortgage  Loan for which  substitution  is being made,  after giving effect to
Scheduled  Principal  due on such  date,  exceeds  the  Outstanding  Principal
Balance as of such date of the Substitute  Mortgage Loan,  after giving effect to  Scheduled  Principal  due on such date,  which amount shall be treated for the purposes of this  Agreement as if it were the payment by the Seller of the
Repurchase  Price for the  purchase of a Mortgage  Loan by the  Seller.  After such  notification to the Seller and, if any such excess exists,  upon receipt of such deposit,  the Trustee shall accept such Substitute Mortgage Loan which shall  thereafter be deemed to be a Mortgage Loan  hereunder.  In the event of such a substitution,  accrued interest on the Substitute Mortgage Loan for the month in which the  substitution  occurs and any  Principal  Prepayments  made thereon  during such month shall be the property of the Trust Fund and accrued interest for such month on the  Mortgage  Loan for which the  substitution  is made and any  Principal  Prepayments  made thereon  during such month shall be the property of the Seller. The Scheduled  Principal on a Substitute  Mortgage
Loan due on the Due Date in the month of  substitution  shall be the  property of the Seller and the  Scheduled  Principal on the Mortgage Loan for which the substitution  is made due on such Due Date shall be the  property of the Trust
Fund.  Upon  acceptance of the  Substitute  Mortgage Loan (and delivery to the
Trustee or Custodian  of a Request for Release for such  Mortgage  Loan),  the
Trustee shall  release to the Seller the related  Mortgage File related to any
Mortgage  Loan released  pursuant to the Mortgage  Loan Purchase  Agreement or
Section 2.04 of this Agreement,  as applicable,  and shall execute and deliver all instruments of transfer or assignment,  without  recourse,  representation or warranty in form as provided to it as are  necessary  to vest in the Seller title to and rights under any Mortgage Loan released  pursuant to the Mortgage
Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable.  The
Seller shall deliver the documents related to the Substitute  Mortgage Loan in accordance  with the  provisions of the Mortgage  Loan  Purchase  Agreement or
Sections 2.01(b) and 2.02(b) of this Agreement,  as applicable,  with the date of  acceptance of the  Substitute  Mortgage Loan deemed to be the Closing Date
for   purposes  of  the  time  periods  set  forth  in  such   Sections.   The
representations  and  warranties  set  forth  in the  Mortgage  Loan  Purchase
Agreement  shall be deemed to have been made by the  Seller  with  respect  to each  Substitute  Mortgage  Loan as of the date of acceptance of such Mortgage
Loan by the  Trustee.  The  Master  Servicer  shall  amend the  Mortgage  Loan
Schedule  to  reflect  such  substitution  and  shall  provide  a copy of such amended Mortgage Loan Schedule to the Trustee and the Rating Agencies.

Section 2.05      Issuance  of  Certificates.  The  Trustee  acknowledges  the assignment  to it of the Mortgage  Loans and the other assets  comprising  the
Trust Fund and,  concurrently  therewith,  has signed,  and  countersigned and delivered  to the  Depositor,  in  exchange  therefor,  Certificates  in  such authorized  denominations  representing such Fractional Undivided Interests as the  Depositor  has  requested.  The  Trustee  agrees  that it will  hold  the
Mortgage  Loans and such other assets as may from time to time be delivered to it  segregated  on the books of the  Trustee  in trust for the  benefit of the
Certificateholders.

      The  Depositor,  concurrently  with the execution  and delivery  hereof, does hereby  transfer,  assign,  set over and otherwise convey in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular  Interests  and the other assets of REMIC II for the  benefit  of the  holders  of  the  REMIC  II  Certificates.  The  Trustee
acknowledges   receipt   of  the  REMIC  I  Regular   Interests   (which   are
uncertificated)  and the other assets of REMIC II and  declares  that it holds and will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC II Certificates.

Section 2.06      Representations  and  Warranties  Concerning  the Depositor.
The  Depositor  hereby  represents  and  warrants to the  Trustee,  the Master
Servicer and the Securities Administrator as follows:

(1)   the Depositor (a) is a corporation duly organized,  validly existing and in good  standing  under the laws of the State of Delaware and (b)
            is qualified and in good standing as a foreign  corporation  to do
            business  in  each  jurisdiction   where  such   qualification  is
            necessary,  except  where  the  failure  so to  qualify  would not reasonably  be expected to have a material  adverse  effect on the
            Depositor's  business as presently conducted or on the Depositor's ability  to  enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby;

(2)   the Depositor has full corporate power to own its property,  to carry on its business as presently  conducted and to enter into and perform its obligations under this Agreement;

(3)   the execution and delivery by the Depositor of this  Agreement have been duly authorized by all necessary  corporate  action on the part of the  Depositor;  and neither the  execution  and  delivery of this
            Agreement,   nor  the  consummation  of  the  transactions  herein
            contemplated,  nor  compliance  with the provisions  hereof,  will conflict  with or result in a breach of, or  constitute  a default under,  any  of the  provisions  of any  law,  governmental  rule, regulation,  judgment, decree or order binding on the Depositor or its properties or the articles of  incorporation or by-laws of the
            Depositor,  except  those  conflicts,  breaches or defaults  which would  not  reasonably  be  expected  to have a  material  adverse effect on the  Depositor's  ability to enter  into this  Agreement and to consummate the transactions contemplated hereby;

(4)   the  execution,  delivery  and  performance  by the  Depositor  of  this
            Agreement and the  consummation of the  transactions  contemplated hereby do not require  the  consent or approval  of, the giving of notice  to,  the  registration  with,  or the  taking of any other action in respect  of, any  state,  federal or other  governmental authority or agency,  except those consents,  approvals,  notices, registrations  or other  actions as have  already  been  obtained, given or made;

(5)   this  Agreement  has been duly  executed and  delivered by the Depositor and,  assuming due  authorization,  execution  and delivery by the other parties hereto,  constitutes a valid and binding  obligation of the Depositor  enforceable  against it in  accordance  with its terms (subject to applicable  bankruptcy  and insolvency  laws and other  similar laws  affecting  the  enforcement  of the rights of creditors generally);

(6)   there are no actions,  suits or proceedings pending or, to the knowledge of the Depositor,  threatened against the Depositor,  before or by any court,  administrative agency, arbitrator or governmental body
            (i) with respect to any of the  transactions  contemplated by this
            Agreement  or (ii) with  respect to any other  matter which in the judgment of the  Depositor  will be  determined  adversely  to the
            Depositor  and  will  if  determined  adversely  to the  Depositor materially and adversely  affect the Depositor's  ability to enter
            into  this  Agreement  or  perform  its  obligations   under  this
            Agreement;  and the  Depositor  is not in default  with respect to any  order of any  court,  administrative  agency,  arbitrator  or governmental  body so as to materially  and  adversely  affect the transactions contemplated by this Agreement; and

(7)   immediately  prior to the transfer and  assignment to the Trustee,  each
            Mortgage  Note and each Mortgage were not subject to an assignment or pledge,  and the Depositor had good and marketable title to and was the sole  owner  thereof  and had full right to  transfer  and sell  such  Mortgage  Loan to the  Trustee  free and  clear of any encumbrance,  equity,  lien,  pledge,  charge,  claim or  security interest.

ARTICLE III

                Administration and Servicing of Mortgage Loans

Section 3.01      Master  Servicer.  (a)The Master  Servicer shall  supervise, monitor and oversee the  obligation of the Servicers to service and administer
their  respective   Mortgage  Loans  in  accordance  with  the  terms  of  the applicable  Servicing  Agreement and shall have full power and authority to do any and all things which it may deem  necessary  or  desirable  in  connection with such master servicing and  administration.  In performing its obligations hereunder,  the Master Servicer shall act in a manner consistent with Accepted
Master  Servicing  Practices.  Furthermore,  the Master Servicer shall oversee and consult with each  Servicer as necessary  from  time-to-time  to carry out the  Master  Servicer's  obligations  hereunder,  shall  receive,  review  and evaluate  all  reports,  information  and other  data  provided  to the Master
Servicer  by each  Servicer  and shall  cause each  Servicer  to  perform  and observe the covenants,  obligations and conditions to be performed or observed by  such  Servicer  under  the  applicable  Servicing  Agreement.  The  Master
Servicer shall independently and separately monitor each Servicer's  servicing activities with respect to each related  Mortgage Loan,  reconcile the results of such monitoring with such information  provided in the previous sentence on a monthly basis and  coordinate  corrective  adjustments to the Servicers' and
Master  Servicer's  records,  and  based  on  such  reconciled  and  corrected information,  the  Master  Servicer  shall  provide  such  information  to the
Securities  Administrator as shall be necessary in order for it to prepare the statements  specified in Section 6.04, and prepare any other  information  and statements  required to be forwarded  by the Master  Servicer  hereunder.  The
Master  Servicer shall  reconcile the results of its Mortgage Loan  monitoring with the  actual  remittances  of the  Servicers  pursuant  to the  applicable
Servicing Agreements.

(b)   The Trustee shall  furnish the  Servicers  and the Master  Servicer with any  powers  of  attorney  and  other  documents  in  form as  provided  to it necessary or  appropriate  to enable the Servicers and the Master  Servicer to service and administer the related Mortgage Loans and REO Property.

(c)   The Trustee shall  provide  access to the records and  documentation  in possession  of the  Trustee  regarding  the  related  Mortgage  Loans  and REO
Property and the servicing  thereof to the  Certificateholders,  the FDIC, and the  supervisory  agents and examiners of the FDIC, such access being afforded only upon  reasonable  prior written  request and during normal business hours at the  office of the  Trustee;  provided,  however,  that,  unless  otherwise required by law, the Trustee  shall not be required to provide  access to such records and  documentation  if the  provision  thereof would violate the legal right to privacy of any Mortgagor.  The Trustee shall allow representatives of the above  entities to  photocopy  any of the records  and  documentation  and shall  provide  equipment  for  that  purpose  at a  charge  that  covers  the
Trustee's actual costs.

(d)   The Trustee  shall  execute and deliver to the related  Servicer and the
Master  Servicer any court  pleadings,  requests for  trustee's  sale or other documents  necessary  or desirable to (i) the  foreclosure  or trustee's  sale with respect to a Mortgaged Property;  (ii) any legal action brought to obtain judgment  against any Mortgagor on the Mortgage  Note or Security  Instrument;
(iii) obtain a deficiency judgment against the Mortgagor;  or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security  Instrument or otherwise available at law or equity.

Section 3.02      REMIC-Related  Covenants.  For as long as each 2004-4  REMIC shall  exist,  the  Trustee  and the  Securities  Administrator  shall  act in accordance  herewith to assure continuing  treatment of such 2004-4 REMIC as a
REMIC, and the Trustee and the Securities  Administrator shall comply with any directions of the Depositor,  the related  Servicer or the Master  Servicer to assure such  continuing  treatment.  In particular,  the Trustee shall not (a)
sell or permit the sale of all or any portion of the Mortgage  Loans or of any investment  of  deposits  in an Account  unless  such sale is as a result of a repurchase  of the Mortgage  Loans  pursuant to this  Agreement or the Trustee has  received a REMIC  Opinion  prepared at the expense of the Trust;  and (b)
other than with  respect  to a  substitution  pursuant  to the  Mortgage  Loan
Purchase  Agreement  or  Section  2.04 or  contributions  pursuant  to Section
4.08(c) and 4.09(c) of this Agreement, as applicable,  accept any contribution to any 2004-4 REMIC after the Startup Day without receipt of a REMIC Opinion.

Section 3.03      Monitoring of Servicers.  (a) The Master  Servicer  shall be responsible  for reporting to the Trustee and the Depositor the  compliance by each Servicer with its duties under the related  Servicing  Agreement.  In the review of each  Servicer's  activities,  the Master  Servicer may rely upon an
officer's   certificate  of  the  Servicer  with  regard  to  such  Servicer's compliance  with the terms of its Servicing  Agreement.  In the event that the
Master  Servicer,  in its  judgment,  determines  that a  Servicer  should  be terminated  in  accordance  with  its  Servicing  Agreement,  or that a notice should be sent  pursuant  to such  Servicing  Agreement  with  respect  to the occurrence of an event that, unless cured,  would constitute  grounds for such termination,  the Master  Servicer  shall notify the Depositor and the Trustee thereof  and the Master  Servicer  shall  issue such notice or take such other action as it deems appropriate.

(b)   The  Master   Servicer,   for  the   benefit  of  the  Trustee  and  the
Certificateholders,  shall enforce the  obligations of each Servicer under the related Servicing Agreement,  and shall, in the event that a Servicer fails to perform its  obligations in accordance with the related  Servicing  Agreement, subject to the preceding  paragraph,  terminate the rights and  obligations of such Servicer  thereunder and act as servicer of the related Mortgage Loans or to  cause  the  Trustee  to  enter  in to a new  Servicing  Agreement  with  a successor Servicer selected by the Master Servicer;  provided,  however, it is understood and  acknowledged by the parties hereto that there will be a period of transition  (not to exceed 90 days) before the actual  servicing  functions can be  fully  transferred  to  such  successor  Servicer.  Such  enforcement, including,  without limitation,  the legal prosecution of claims,  termination of Servicing Agreements and the pursuit of other appropriate  remedies,  shall be in such  form and  carried  out to such an  extent  and at such time as the
Master Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Master  Servicer shall pay the costs  of such  enforcement  at its own  expense,  provided  that  the  Master
Servicer  shall not be required to prosecute or defend any legal action except to the  extent  that  the  Master  Servicer  shall  have  received  reasonable indemnity for its costs and expenses in pursuing such action.

(c)   To the  extent  that the  costs  and  expenses  of the  Master  Servicer related to any termination of a Servicer,  appointment of a successor Servicer or the  transfer and  assumption  of  servicing  by the Master  Servicer  with respect to any Servicing Agreement  (including,  without  limitation,  (i) all legal costs and expenses and all due diligence  costs and expenses  associated with an evaluation of the  potential  termination  of the Servicer as a result of an event of  default  by such  Servicer  and (ii) all  costs  and  expenses associated  with the complete  transfer of servicing,  including all servicing files and all servicing data and the  completion,  correction or  manipulation of such  servicing  data  as may be  required  by the  successor  servicer  to correct any errors or  insufficiencies  in the servicing  data or otherwise to enable the successor  service to service the Mortgage Loans in accordance with the related  Servicing  Agreement) are not fully and timely  reimbursed by the terminated  Servicer,  the Master Servicer shall be entitled to  reimbursement of such costs and expenses from the Master Servicer Collection Account.

      The Master  Servicer  shall  require  each  Servicer  to comply with the remittance  requirements  and  other  obligations  set  forth  in the  related
Servicing Agreement.

      If the Master  Servicer acts as Servicer,  it will not assume  liability for the  representations  and  warranties  of the  Servicer,  if any,  that it replaces.

Section 3.04      Fidelity Bond. The Master  Servicer,  at its expense,  shall maintain  in  effect a  blanket  fidelity  bond and an  errors  and  omissions insurance policy, affording coverage with respect to all directors,  officers, employees  and other  Persons  acting on such Master  Servicer's  behalf,  and covering  errors and  omissions in the  performance  of the Master  Servicer's obligations  hereunder.  The errors  and  omissions  insurance  policy and the fidelity  bond  shall be in such  form and  amount  generally  acceptable  for entities serving as master servicers or trustees.

Section 3.05      Power to Act;  Procedures.  The Master Servicer shall master service the Mortgage  Loans and shall have full power and  authority,  subject to the REMIC Provisions and the provisions of Article X hereof,  to do any and all things that it may deem  necessary  or desirable  in  connection  with the master servicing and  administration of the Mortgage Loans,  including but not limited to the power and  authority  (i) to execute and deliver,  on behalf of the  Certificateholders  and the  Trustee,  customary  consents or waivers and other  instruments  and  documents,  (ii)  to  consent  to  transfers  of  any
Mortgaged   Property  and  assumptions  of  the  Mortgage  Notes  and  related
Mortgages,  (iii) to collect any Insurance Proceeds and Liquidation  Proceeds, and (iv) to  effectuate  foreclosure  or other  conversion of the ownership of
the  Mortgaged   Property  securing  any  Mortgage  Loan,  in  each  case,  in accordance  with the  provisions of this  Agreement and the related  Servicing
Agreement,  as applicable;  provided,  however, that the Master Servicer shall not (and, consistent with its responsibilities  under Section-3.03,  shall not permit any Servicer to) knowingly or  intentionally  take any action,  or fail to take (or fail to  cause to be  taken)  any  action  reasonably  within  its control  and the scope of duties more  specifically  set forth  herein,  that, under the REMIC  Provisions,  if taken or not taken, as the case may be, would cause  any  2004-4  REMIC  to fail to  qualify  as a REMIC  or  result  in the imposition  of a tax upon the Trust  (including  but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a REMIC set forth in  Section  860G(d)  of the Code)
unless the Master  Servicer has received an Opinion of Counsel (but not at the expense of the Master  Servicer)  to the effect that the  contemplated  action will not cause any  2004-4  REMIC to fail to  qualify  as a REMIC or result in the  imposition  of a tax  upon any  2004-4  REMIC,  as the  case may be.  The
Trustee  shall  furnish  the Master  Servicer,  upon  written  request  from a
Servicing Officer,  with any powers of attorney empowering the Master Servicer or any  Servicer  to  execute  and  deliver  instruments  of  satisfaction  or cancellation,  or of partial or full  release or  discharge,  and to foreclose upon or otherwise liquidate Mortgaged  Property,  and to appeal,  prosecute or defend in any court  action  relating to the Mortgage  Loans or the  Mortgaged
Property,  in  accordance  with the  applicable  Servicing  Agreement and this
Agreement,  and the Trustee shall execute and deliver such other documents, as the Master  Servicer  may  request,  to enable the Master  Servicer  to master service and administer the Mortgage Loans and carry out its duties  hereunder, in each case in accordance with Accepted Master  Servicing  Practices (and the
Trustee  shall have no liability  for misuse of any such powers of attorney by the Master  Servicer or any Servicer).  If the Master  Servicer or the Trustee
has been  advised that it is likely that the laws of the state in which action is to be taken  prohibit  such  action if taken in the name of the  Trustee or that the Trustee  would be adversely  affected  under the "doing  business" or tax  laws of such  state if such  action  is taken  in its  name,  the  Master
Servicer  shall  join with the  Trustee  in the  appointment  of a  co-trustee pursuant to Section 9.11 hereof.  In the performance of its duties  hereunder, the Master  Servicer shall be an independent  contractor and shall not, except in those  instances  where it is taking action in the name of the Trustee,  be deemed to be the agent of the Trustee.

Section 3.06      Due-on-Sale Clauses;  Assumption  Agreements.  To the extent provided in the applicable Servicing  Agreement,  to the extent Mortgage Loans contain enforceable  due-on-sale  clauses, the Master Servicer shall cause the
Servicers to enforce such clauses in accordance with the applicable  Servicing
Agreement.  If  applicable  law  prohibits  the  enforcement  of a due-on-sale clause  or such  clause is  otherwise  not  enforced  in  accordance  with the applicable  Servicing  Agreement,  and, as a  consequence,  a Mortgage Loan is assumed,  the original  Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.07      Release  of  Mortgage  Files.  Upon  becoming  aware  of the payment in full of any  Mortgage  Loan,  or the  receipt by any  Servicer of a notification  that payment in full has been escrowed in a manner customary for such  purposes  for  payment to  Certificateholders  on the next  Distribution
Date,  the Servicer will, if required (or if the Servicer does not, the Master
Servicer may) under the applicable  Servicing  Agreement,  promptly furnish to the  Custodian,  on  behalf of the  Trustee,  two  copies  of a  certification substantially  in the form of Exhibit D hereto  signed by a Servicing  Officer or in a  mutually  agreeable  electronic  format  which  will,  in  lieu  of a
signature   on  its  face,   originate   from  a  Servicing   Officer   (which
certification  shall  include  a  statement  to the  effect  that all  amounts received in connection  with such payment that are required to be deposited in the  Protected  Account  maintained  by the  applicable  Servicer  pursuant to
Section  4.01  or  by  the  applicable  Servicer  pursuant  to  its  Servicing
Agreement  have  been or will be so  deposited)  and  shall  request  that the
Custodian,  on behalf of the Trustee,  deliver to the applicable  Servicer the related  Mortgage File. Upon receipt of such  certification  and request,  the
Custodian,  on behalf of the  Trustee,  shall  promptly  release  the  related
Mortgage File to the applicable  Servicer and the Trustee and Custodian  shall have no further  responsibility  with regard to such Mortgage  File.  Upon any such payment in full,  each Servicer is authorized,  to give, as agent for the
Trustee,  as the mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of  satisfaction  (or assignment of mortgage  without  recourse)
regarding the Mortgaged Property subject to the Mortgage,  which instrument of satisfaction  or  assignment,  as the case may be,  shall be  delivered to the
Person or Persons  entitled  thereto against receipt therefor of such payment, it being  understood and agreed that no expenses  incurred in connection  with such instrument of  satisfaction  or assignment,  as the case may be, shall be chargeable to the Protected Account.

      From time to time and as  appropriate  for the servicing or  foreclosure of  any  Mortgage  Loan  and  in  accordance  with  the  applicable  Servicing
Agreement,  the Trustee shall execute such  documents as shall be prepared and furnished  to the  Trustee  by a  Servicer  or the  Master  Servicer  (in form reasonably  acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The Custodian, on behalf of the Trustee, shall, upon the  request  of a  Servicer  or the  Master  Servicer,  and  delivery  to the
Custodian,  on behalf of the  Trustee,  of two copies of a request for release signed by a Servicing Officer  substantially in the form of Exhibit D (or in a mutually  agreeable  electronic  format which will,  in lieu of a signature on its face,  originate from a Servicing  Officer),  release the related Mortgage
File  held  in its  possession  or  control  to  the  Servicer  or the  Master
Servicer,  as  applicable.  Such trust receipt shall  obligate the Servicer or the Master  Servicer to return the Mortgage File to the Custodian on behalf of the Trustee,  when the need therefor by the Servicer or the Master Servicer no longer  exists unless the Mortgage  Loan shall be  liquidated,  in which case, upon  receipt  of a  certificate  of  a  Servicing  Officer  similar  to  that hereinabove  specified,  the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 3.08      Documents,  Records  and  Funds  in  Possession  of  Master
Servicer To Be Held for Trustee.

      The Master  Servicer  shall  transmit  and each  Servicer (to the extent required by the related Servicing  Agreement) shall transmit to the Trustee or
Custodian  such  documents and  instruments  coming into the possession of the
Master  Servicer  or such  Servicer  from time to time as are  required by the terms  hereof,  or in the  case of the  Servicers,  the  applicable  Servicing
Agreement, to be delivered to the Trustee or Custodian.  Any funds received by the Master  Servicer or by a Servicer in respect of any Mortgage Loan or which
otherwise  are  collected  by  the  Master   Servicer  or  by  a  Servicer  as
Liquidation  Proceeds or Insurance  Proceeds in respect of any  Mortgage  Loan shall  be held  for the  benefit  of the  Trustee  and the  Certificateholders subject to the Master  Servicer's  right to retain or withdraw from the Master
Servicer  Collection  Account  the  Master  Servicing  Compensation  and other amounts  provided  in this  Agreement,  and to the right of each  Servicer  to retain its  Servicing  Fee and other  amounts as  provided  in the  applicable
Servicing  Agreement.  The Master Servicer shall,  and (to the extent provided in the applicable  Servicing  Agreement) shall cause each Servicer to, provide access to information  and  documentation  regarding the Mortgage Loans to the
Trustee,  its agents and accountants at any time upon  reasonable  request and during normal business hours, and to  Certificateholders  that are savings and loan  associations,  banks  or  insurance  companies,  the  Office  of  Thrift
Supervision,  the FDIC and the supervisory agents and examiners of such Office and  Corporation  or  examiners  of any  other  federal  or state  banking  or insurance  regulatory  authority if so required by applicable  regulations  of the Office of Thrift  Supervision or other regulatory  authority,  such access to be afforded without charge but only upon reasonable  request in writing and during normal business hours at the offices of the Master Servicer  designated by  it.  In  fulfilling  such a  request  the  Master  Servicer  shall  not be responsible for determining the sufficiency of such information.

      All Mortgage Files and funds  collected or held by, or under the control of, the Master  Servicer,  in respect of any Mortgage Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds or
Insurance Proceeds,  shall be held by the Master Servicer for and on behalf of the  Trustee and the  Certificateholders  and shall be and remain the sole and exclusive  property  of  the  Trustee;  provided,  however,  that  the  Master
Servicer and each  Servicer  shall be entitled to setoff  against,  and deduct from,  any such funds any  amounts  that are  properly  due and payable to the
Master  Servicer  or such  Servicer  under this  Agreement  or the  applicable
Servicing Agreement.

Section 3.09      Standard Hazard Insurance and Flood Insurance Policies.

      For  each  Mortgage  Loan,   the  Master   Servicer  shall  enforce  any
obligation  of  the  Servicers  under  the  related  Servicing  Agreements  to maintain or cause to be maintained  standard fire and casualty  insurance and, where  applicable,  flood insurance,  all in accordance with the provisions of the  related  Servicing  Agreements.  It is  understood  and agreed  that such insurance  shall be with insurers  meeting the  eligibility  requirements  set forth in the  applicable  Servicing  Agreement and that no earthquake or other additional  insurance is to be required of any  Mortgagor or to be  maintained on property  acquired in respect of a defaulted  loan,  other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

      Pursuant  to  Section  4.01  and  4.02,  any  amounts  collected  by the
Servicers or the Master  Servicer,  or by any  Servicer,  under any  insurance policies  (other than  amounts to be applied to the  restoration  or repair of the property  subject to the related  Mortgage or released to the Mortgagor in accordance with the applicable  Servicing  Agreement)  shall be deposited into the Master  Servicer  Collection  Account,  subject to withdrawal  pursuant to
Section  4.02 and  4.03.  Any cost  incurred  by the  Master  Servicer  or any
Servicer in maintaining  any such  insurance if the Mortgagor  defaults in its obligation  to do so shall be added to the  amount  owing  under the  Mortgage
Loan where the terms of the Mortgage Loan so permit;  provided,  however, that the  addition of any such cost shall not be taken into account for purposes of calculating the  distributions to be made to  Certificateholders  and shall be recoverable by the Master  Servicer or such Servicer  pursuant to Section 4.02 and 4.03.

Section 3.10      Presentment  of  Claims  and  Collection  of  Proceeds.  The
Master  Servicer  shall (to the extent  provided in the  applicable  Servicing
Agreement)  cause the related  Servicer  to,  prepare and present on behalf of the  Trustee  and  the  Certificateholders  all  claims  under  the  Insurance
Policies  and  take  such  actions  (including  the  negotiation,  settlement, compromise or  enforcement  of the  insured's  claim) as shall be necessary to realize  recovery  under such policies.  Any proceeds  disbursed to the Master
Servicer (or  disbursed to a Servicer and remitted to the Master  Servicer) in respect of such policies,  bonds or contracts  shall be promptly  deposited in the Master Servicer  Collection Account upon receipt,  except that any amounts realized  that are to be applied to the repair or  restoration  of the related
Mortgaged  Property as a condition  precedent to the presentation of claims on the  related  Mortgage  Loan to the  insurer  under any  applicable  Insurance
Policy need not be so deposited (or remitted).

Section 3.11      Maintenance of the Primary Mortgage Insurance Policies.

      The  Master  Servicer  shall not take,  or permit any  Servicer  (to the extent such action is prohibited under the applicable  Servicing Agreement) to take,  any  action  that  would  result in  noncoverage  under any  applicable
Primary  Mortgage  Insurance  Policy of any loss which, but for the actions of such Master  Servicer or  Servicer,  would have been covered  thereunder.  The
Master Servicer shall use its best  reasonable  efforts to cause each Servicer
(to the extent  required  under the related  Servicing  Agreement)  to keep in force and effect (to the extent that the Mortgage  Loan requires the Mortgagor to maintain such  insurance),  primary mortgage  insurance  applicable to each
Mortgage Loan in  accordance  with the  provisions  of this  Agreement and the related  Servicing  Agreement,  as applicable.  The Master Servicer shall not, and shall not permit any  Servicer (to the extent  required  under the related
Servicing  Agreement) to, cancel or refuse to renew any such Primary  Mortgage
Insurance  Policy that is in effect at the date of the initial issuance of the
Mortgage  Note  and is  required  to be  kept in  force  hereunder  except  in accordance  with the  provisions of this  Agreement and the related  Servicing
Agreement, as applicable.

      The Master  Servicer  agrees to present,  or to cause each  Servicer (to the extent  required  under the related  Servicing  Agreement) to present,  on behalf of the Trustee and the Certificateholders,  claims to the insurer under any Primary  Mortgage  Insurance  Policies  and, in this regard,  to take such reasonable  action as shall be necessary to permit  recovery under any Primary
Mortgage Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to
Section 4.01 and 4.02,  any amounts  collected  by the Master  Servicer or any
Servicer under any Primary Mortgage  Insurance  Policies shall be deposited in the Master  Servicer  Collection  Account,  subject to withdrawal  pursuant to
Section 4.03.

Section 3.12      Trustee to Retain Possession of Certain Insurance  Policies
and Documents.

      The  Trustee (or the  Custodian,  as  directed  by the  Trustee),  shall retain  possession  and custody of the originals (to the extent  available) of any Primary  Mortgage  Insurance  Policies,  or  certificate  of  insurance if applicable,  and any  certificates  of renewal as to the  foregoing  as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable  in respect of the  Certificates  have been  distributed in full and the Master  Servicer  otherwise has fulfilled its  obligations  under this
Agreement,  the Trustee (or its Custodian, if any, as directed by the Trustee)
shall also retain  possession  and custody of each Mortgage File in accordance with and subject to the terms and  conditions  of this  Agreement.  The Master
Servicer  shall  promptly  deliver or cause to be delivered to the Trustee (or the  Custodian,  as directed by the  Trustee),  upon the  execution or receipt thereof  the  originals  of  any  Primary  Mortgage  Insurance  Policies,  any
certificates  of  renewal,  and  such  other  documents  or  instruments  that constitute  portions of the Mortgage File that come into the possession of the
Master Servicer from time to time.

Section 3.13      Realization  Upon  Defaulted   Mortgage  Loans.  The  Master
Servicer  shall cause each Servicer (to the extent  required under the related
Servicing  Agreement)  to foreclose  upon,  repossess or otherwise  comparably convert the  ownership of Mortgaged  Properties  securing such of the Mortgage
Loans as come into and  continue  in default  and as to which no  satisfactory arrangements  can be  made  for  collection  of  delinquent  payments,  all in accordance with the applicable Servicing Agreement.

Section 3.14      Compensation for the Master Servicer.
      The Master  Servicer  will be entitled  to all income and gain  realized from any  investment of funds in the Master  Servicer  Collection  Account and the Distribution  Account,  pursuant to Article IV, for the performance of its activities hereunder.  Servicing  compensation in the form of assumption fees, if any,  late payment  charges,  as collected,  if any, or otherwise  (but not including  any  prepayment  premium  or  penalty)  shall  be  retained  by the applicable  Servicer and shall not be deposited in the Protected Account.  The
Master Servicer will be entitled to retain,  as additional  compensation,  any interest  remitted by a Servicer in connection with a Principal  Prepayment in full or  otherwise  in  excess  of  amounts  required  to be  remitted  to the
Distribution  Account (such amounts together with the amounts specified in the first  sentence of this Section 3.14,  the "Master  Servicing  Compensation").
The Master  Servicer  shall be required to pay all expenses  incurred by it in connection  with  its  activities  hereunder  and  shall  not be  entitled  to reimbursement therefor except as provided in this Agreement.

Section 3.15      REO Property.

      In the event the Trust Fund  acquires  ownership  of any REO Property in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be  issued  to the  Trustee,  or to its  nominee,  on  behalf  of the  related
Certificateholders.  The Master  Servicer shall, to the extent provided in the applicable  Servicing  Agreement,  cause the applicable  Servicer to sell, any
REO  Property  as  expeditiously  as  possible  and  in  accordance  with  the
provisions  of  this  Agreement  and  the  related  Servicing  Agreement,   as
applicable.  Pursuant  to its  efforts to sell such REO  Property,  the Master
Servicer  shall cause the  applicable  Servicer to protect and conserve,  such
REO  Property  in the  manner  and to the extent  required  by the  applicable
Servicing  Agreement,  in accordance with the REMIC Provisions and in a manner that  does not  result  in a tax on "net  income  from  foreclosure  property"
(unless such result would maximize the Trust Fund's  after-tax  return on such property)  or cause  such REO  Property  to fail to  qualify  as  "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

      The  Master  Servicer  shall,  to the  extent  required  by the  related
Servicing  Agreement,  cause the  applicable  Servicer  to  deposit  all funds collected  and received in  connection  with the operation of any REO Property in the Protected Account.

      The  Master  Servicer  and  the  applicable  Servicer,  upon  the  final disposition of any REO Property,  shall be entitled to  reimbursement  for any related unreimbursed Monthly Advances and other unreimbursed  advances as well as any unpaid Servicing Fees from Liquidation  Proceeds received in connection with the  final  disposition  of such REO  Property;  provided,  that any such unreimbursed  Monthly  Advances  as well as any unpaid  Servicing  Fees may be reimbursed  or paid,  as the case may be, prior to final  disposition,  out of any net rental income or other net amounts derived from such REO Property.

      To  the  extent  provided  in  the  related  Servicing  Agreement,   the
Liquidation  Proceeds from the final  disposition of the REO Property,  net of any payment to the Master  Servicer  and the  applicable  Servicer as provided above  shall  be  deposited  in  the  Protected  Account  on or  prior  to the
Determination  Date in the month following  receipt thereof and be remitted by wire  transfer  in  immediately  available  funds to the Master  Servicer  for deposit  into the  related  Master  Servicer  Collection  Account  on the next succeeding Servicer Remittance Date.

Section 3.16      Annual Officer's Certificate as to Compliance.

      The  Master  Servicer  shall  deliver  to the  Trustee  and  the  Rating
Agencies on or before March 1 of each year,  commencing  on March 1, 2005,  an
Officer's  Certificate,  certifying  that with  respect to the  period  ending
December 31 of the prior year:  (i) such  Servicing  Officer has  reviewed the activities  of such Master  Servicer  during the  preceding  calendar  year or portion thereof and its performance under this Agreement,  (ii) to the best of such  Servicing  Officer's  knowledge,  based  on  such  review,  such  Master
Servicer  has  performed  and  fulfilled  its  duties,   responsibilities  and
obligations  under this  Agreement in all material  respects  throughout  such year,  or, if there has been a default in the  fulfillment of any such duties, responsibilities  or  obligations,  specifying each such default known to such
Servicing  Officer and the nature and status  thereof,  (iii) nothing has come to the attention of such Servicing  Officer to lead such Servicing  Officer to
believe   that  any  Servicer  has  failed  to  perform  any  of  its  duties,
responsibilities   and  obligations  under  its  Servicing  Agreement  in  all material  respects  throughout  such  year,  or, if there has been a  material
default   in   the   performance   or   fulfillment   of  any   such   duties,
responsibilities  or  obligations,  specifying each such default known to such
Servicing Officer and the nature and status thereof.

      Copies of such  statements  shall be provided  to any  Certificateholder upon  request,  by the  Master  Servicer  or by  the  Trustee  at  the  Master
Servicer's  expense  if the Master  Servicer  failed to  provide  such  copies
(unless (i) the Master  Servicer shall have failed to provide the Trustee with such  statement or (ii) the Trustee shall be unaware of the Master  Servicer's failure to provide such statement).

Section 3.17      Annual  Independent  Accountant's  Servicing  Report. If the
Master Servicer has, during the course of any fiscal year,  directly  serviced any of the  Mortgage  Loans,  then the Master  Servicer at its  expense  shall
cause  a  nationally   recognized   firm  of  independent   certified   public
accountants  to furnish a statement  to the Trustee,  the Rating  Agencies and the Depositor on or before March 1 of each year,  commencing on March 1, 2005, to the effect that,  with respect to the most recently ended fiscal year, such firm has  examined  certain  records  and  documents  relating  to the  Master
Servicer's  performance of its servicing  obligations under this Agreement and pooling and servicing and trust  agreements  in material  respects  similar to this  Agreement and to each other and that,  on the basis of such  examination conducted  substantially  in  compliance  with the audit program for mortgages serviced  for  Freddie  Mac or the  Uniform  Single  Attestation  Program  for
Mortgage  Bankers,  such firm is of the  opinion  that the  Master  Servicer's activities  have been  conducted in compliance  with this  Agreement,  or that such examination has disclosed no material items of  noncompliance  except for
(i) such  exceptions as such firm believes to be  immaterial,  (ii) such other exceptions as are set forth in such statement and (iii) such  exceptions  that the  Uniform  Single  Attestation  Program for  Mortgage  Bankers or the Audit
Program for  Mortgages  Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder  upon request by the Master  Servicer,  or by the Trustee at the expense of the Master Servicer if the Master  Servicer  shall fail to provide  such  copies.  If such  report discloses  exceptions that are material,  the Master Servicer shall advise the
Trustee  whether such  exceptions  have been or are  susceptible  of cure, and will take prompt action to do so.

Section 3.18      Reports  Filed  with  Securities  and  Exchange  Commission.
Within 15 days after each  Distribution  Date,  the  Securities  Administrator shall,  in accordance  with industry  standards,  file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"),  a Form 8-K with a copy of the statement to the Trustee who shall make  available a copy of the monthly statement to the  Certificateholders  for such Distribution Date as an
exhibit   thereto.   Prior  to  January  30  in  each  year,   the  Securities
Administrator  shall,  in  accordance  with  industry  standards  and  only if instructed by the Depositor,  file a Form 15 Suspension Notice with respect to the Trust  Fund,  if  applicable.  Prior to (i) March 15, 2005 and (ii) unless and until a Form 15  Suspension  Notice shall have been filed,  prior to March
15 of each year  thereafter,  the Master Servicer shall provide the Securities
Administrator  with a Master Servicer  Certification,  together with a copy of the annual independent  accountant's  servicing report and annual statement of compliance of each Servicer,  in each case,  required to be delivered pursuant
to  the  related  Servicing   Agreement,   and,  if  applicable,   the  annual
independent  accountant's  servicing report and annual statement of compliance to be delivered  by the Master  Servicer  pursuant to Sections  3.16 and 3.17.
Prior to (i) March 31, 2005,  or such  earlier  filing date as may be required by the  Commission,  and (ii)  unless  and until a Form 15  Suspension  Notice shall  have been  filed,  March 31 of each year  thereafter,  or such  earlier
filing   date  as  may  be  required  by  the   Commission,   the   Securities
Administrator  shall file a Form 10-K,  in  substance  conforming  to industry standards,  with respect to the Trust. Such Form 10-K shall include the Master
Servicer   Certification  and  other  documentation  provided  by  the  Master
Servicer  pursuant to the second  preceding  sentence.  The  Depositor  hereby grants to the Securities  Administrator a limited power of attorney to execute and file  each  such  document  on  behalf  of the  Depositor.  Such  power of attorney  shall  continue  until  either  the  earlier  of (i)  receipt by the
Securities  Administrator  from the Depositor of written  termination  of such power of attorney and (ii) the  termination  of the Trust Fund.  The Depositor agrees to promptly furnish to the Securities Administrator,  from time to time upon  request,  such further  information,  reports and  financial  statements within its control  related to this  Agreement  and the Mortgage  Loans as the
Securities  Administrator reasonably deems appropriate to prepare and file all necessary  reports with the  Commission.  The Securities  Administrator  shall have no  responsibility  to file any items other than those  specified in this
Section 3.18; provided,  however, the Securities  Administrator will cooperate with the Depositor in connection  with any additional  filings with respect to the Trust Fund as the Depositor deems necessary under the Securities  Exchange
Act of 1934, as amended (the "Exchange  Act").  Fees and expenses  incurred by the Securities  Administrator  in connection  with this Section 3.18 shall not be reimbursable from the Trust Fund.

Section 3.19      EMC.  On  the  Closing  Date,  EMC  will  receive  from  the
Depositor a payment of $5,000.

Section 3.20      UCC.  The  Depositor  shall inform the Trustee in writing of any  Uniform  Commercial  Code  financing  statements  that were  filed on the
Closing  Date in  connection  with the Trust with stamped  recorded  copies of such  financing  statements  to be  delivered  to the  Trustee  promptly  upon receipt  by the  Depositor.  The  Trustee  agrees to  monitor  and  notify the
Depositor if any  continuation  statements  for such Uniform  Commercial  Code financing  statements  need to be  filed.  If  directed  by the  Depositor  in writing, the Trustee will file any such continuation  statements solely at the expense of the Depositor.  The Depositor  shall file any financing  statements or amendments thereto required by any change in the Uniform Commercial Code..

Section 3.21      Optional Purchase of Defaulted Mortgage Loans.

      With  respect  to any  Mortgage  Loan  which  as of the  first  day of a
Calendar  Quarter  is  delinquent  in  payment by 90 days or more or is an REO
Property,  EMC shall have the right to purchase  such  Mortgage  Loan from the
Trust at a price  equal to the  Repurchase  Price;  provided  however (i) that such Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the  date of  such  purchase  and  (ii)  this  purchase  option,  if not theretofore  exercised,  shall  terminate on the date prior to the last day of the related Calendar Quarter.  This purchase option,  if not exercised,  shall not be thereafter  reinstated unless the delinquency is cured and the Mortgage
Loan  thereafter  again  becomes 90 days or more  delinquent or becomes an REO
Property,  in which case the option shall again become  exercisable  as of the first day of the related Calendar Quarter.

      If at any time EMC remits to the Master  Servicer a payment  for deposit in  the  Master  Servicer  Collection  Account  covering  the  amount  of  the
Repurchase  Price for such a Mortgage  Loan, and EMC provides to the Trustee a certification  signed by a Servicing  Officer  stating that the amount of such payment has been deposited in the Master  Servicer  Collection  Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan to EMC at the request of EMC without  recourse,  representation  or  warranty  and EMC shall succeed  to all of the  Trustee's  right,  title and  interest  in and to such
Mortgage  Loan,  and  all  security  and  documents  relative  thereto.   Such
assignment  shall be an  assignment  outright and not for  security.  EMC will thereupon own such Mortgage, and all such security and documents,  free of any further  obligation  to the  Trustee or the  Certificateholders  with  respect thereto.

ARTICLE IV

                                   Accounts

Section 4.01      Protected  Accounts.  (a)The Master  Servicer  shall enforce the obligation of each Servicer to establish and maintain a Protected  Account in accordance  with the  applicable  Servicing  Agreement,  with records to be kept with  respect  thereto on a Mortgage  Loan by Mortgage  Loan basis,  into which  accounts  shall be deposited  within 48 hours (or as of such other time specified in the related  Servicing  Agreement) of receipt all  collections of principal  and  interest  on any  Mortgage  Loan and with  respect  to any REO
Property received by a Servicer,  including Principal  Prepayments,  Insurance
Proceeds,  Liquidation  Proceeds,  and advances made from the  Servicer's  own funds (less servicing  compensation  as permitted by the applicable  Servicing
Agreement in the case of any  Servicer)  and all other amounts to be deposited
in  the  Protected  Account.   The  Servicer  is  hereby  authorized  to  make
withdrawals  from and deposits to the related  Protected  Account for purposes required  or  permitted  by this  Agreement.  To the  extent  provided  in the related  Servicing  Agreement,  the  Protected  Account  shall  be  held  in a
Designated  Depository  Institution  and  segregated  on  the  books  of  such institution in the name of the Trustee for the benefit of Certificateholders.

(b)   To the extent provided in the related  Servicing  Agreement,  amounts on deposit in a Protected  Account may be invested in  Permitted  Investments  in the name of the Trustee for the benefit of  Certificateholders  and, except as provided in the  preceding  paragraph,  not  commingled  with any other funds, such  Permitted  Investments  to mature,  or to be subject  to  redemption  or withdrawal,  no later  than the date on which such  funds are  required  to be withdrawn for deposit in the Master Servicer Collection Account,  and shall be held until  required  for such  deposit.  The  income  earned  from  Permitted
Investments  made  pursuant to this  Section 4.01 shall be paid to the related
Servicer under the  applicable  Servicing  Agreement,  and the risk of loss of moneys  required to be  distributed to the  Certificateholders  resulting from such  investments  shall be borne by and be the risk of the related  Servicer.
The  related  Servicer  (to the extent  provided in the  Servicing  Agreement)
shall deposit the amount of any such loss in the Protected  Account within two
Business Days of receipt of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which the  moneys so invested are required to be distributed to the Certificateholders.

(c)   To the extent  provided in the related  Servicing  Agreement and subject to this Article IV, on or before each Servicer  Remittance  Date,  the related
Servicer  shall  withdraw or shall cause to be  withdrawn  from the  Protected
Accounts and shall immediately  deposit or cause to be deposited in the Master
Servicer  Collection  Account amounts  representing the following  collections and  payments  (other  than with  respect to  principal  of or interest on the
Initial Mortgage Loans due on or before the Cut-off Date):

(i)   Scheduled  Payments  on the  Mortgage  Loans  received  or  any  related portion  thereof  advanced by the  Servicers  pursuant to the  Servicing
      Agreements  which were due during or before the related Due Period,  net of the amount thereof comprising the Servicing Fees;

(ii)  Full Principal  Prepayments and any Liquidation Proceeds received by the
      Servicers with respect to such Mortgage Loans in the related  Prepayment
      Period,  with interest to the date of prepayment or liquidation,  net of the amount thereof comprising the Servicing Fees;

(iii) Partial  Principal  Prepayments  received  by  the  Servicers  for  such
      Mortgage Loans in the related Prepayment Period; and

(iv)  Any amount to be used as an Monthly Advance.

(d)   Withdrawals may be made from an Account only to (i) make  remittances as provided  in  Section  4.01(c),  4.02 and  4.03,  (ii)  reimburse  the  Master
Servicer  or a Servicer  for Monthly  Advances  which have been  recovered  by subsequent  collection  from  the  related  Mortgagor;  (iii)  remove  amounts deposited in error;  to remove fees,  charges or other such amounts  deposited on a  temporary  basis;  or (iv)  clear  and  terminate  such  account  at the termination  of this Agreement in accordance  with Section 10.01.  As provided in  Sections  4.01(c)  and  4.02(b)  certain  amounts  otherwise  due  to  the
Servicers  may be  retained  by them and need not be  deposited  in the Master
Servicer Collection Account.

Section 4.02      Master Servicer Collection  Account.  (a)The Master Servicer
shall  establish  and maintain in the name of the Trustee,  for the benefit of
the   Certificateholders,   the  Master  Servicer   Collection  Account  as  a
segregated trust account or accounts.  The Master Servicer  Collection Account shall be an Eligible  Account.  The Master Servicer will deposit in the Master
Servicer  Collection  Account  as  identified  by the Master  Servicer  and as received by the Master Servicer, the following amounts:

(i)   Any amounts withdrawn from a Protected Account;

(ii)  Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance  Proceeds or Net  Liquidation  Proceeds  received by or on behalf  of  the  Master  Servicer  or  which  were  not  deposited  in a
      Protected Account;

(iv)  The  Repurchase  Price with respect to any Mortgage  Loans  purchased by the Seller  pursuant to Section 2.02 or 2.03,  any amounts  which are to be treated  pursuant to Section 2.04 of this Agreement as the payment of such a  Repurchase  Price,  the  Repurchase  Price  with  respect to any
      Mortgage  Loans  purchased  by EMC  pursuant  to Section  3.21,  and all proceeds  of any  Mortgage  Loans  or  property  acquired  with  respect thereto repurchased by EMC or its designee pursuant to Section 10.01;

(v)   Any  amounts  required  to  be  deposited  with  respect  to  losses  on investments of deposits in an Account; and

(vi)  Any other  amounts  received by or on behalf of the Master  Servicer and required  to be  deposited  in the Master  Servicer  Collection  Account pursuant to this Agreement.

(b)   All amounts  deposited to the Master Servicer  Collection  Account shall be held by the  Master  Servicer  in the name of the  Trustee in trust for the benefit of the  Certificateholders in accordance with the terms and provisions of  this  Agreement.  The  requirements  for  crediting  the  Master  Servicer
Collection  Account or the Distribution  Account shall be exclusive,  it being understood and agreed that,  without limiting the generality of the foregoing, payments  in  the  nature  of  (i)  prepayment  or  late  payment  charges  or
assumption,   tax  service,   statement   account  or  payoff,   substitution,
satisfaction,  release  and  other  like fees and  charges  and (ii) the items enumerated  in Sections  4.05(a)(i)  through (iv) and (vi) through  (xii) with respect to the Securities  Administrator and the Master Servicer,  need not be credited by the Master  Servicer or the related  Servicer to the  Distribution
Account or the Master  Servicer  Collection  Account,  as  applicable.  In the event that the Master  Servicer  shall deposit or cause to be deposited to the
Distribution  Account  any amount not  required to be  credited  thereto,  the
Trustee,  upon  receipt of a written  request  therefor  signed by a Servicing
Officer of the Master  Servicer,  shall  promptly  transfer such amount to the
Master Servicer, any provision herein to the contrary notwithstanding.

      The  amount  at any time  credited  to the  Master  Servicer  Collection
Account  shall be invested,  in the name of the Trustee,  or its nominee,  for the benefit of the  Certificateholders,  in Permitted  Investments as directed by Master Servicer.  All Permitted  Investments  shall mature or be subject to redemption  or  withdrawal  on or before,  and shall be held  until,  the next succeeding  Distribution Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer  Collection  Account from time to time  shall be for the  account of the Master  Servicer.  The Master  Servicer from time to time shall be  permitted to withdraw or receive  distribution  of any and all investment  earnings from the Master Servicer  Collection Account.
The   risk  of  loss   of   moneys   required   to  be   distributed   to  the
Certificateholders  resulting from such  investments  shall be borne by and be the risk of the Master Servicer.  The Master Servicer shall deposit the amount of any  such  loss  in the  Master  Servicer  Collection  Account  within  two
Business Days of receipt of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which the  moneys so invested are required to be distributed to the Certificateholders.

Section 4.03      Permitted   Withdrawals  and  Transfers  from  the  Master
Servicer  Collection  Account.  (a)The Master Servicer will, from time to time on demand of a Servicer or the Securities  Administrator,  make or cause to be made  such  withdrawals  or  transfers  from the  Master  Servicer  Collection
Account as the Master  Servicer has designated for such transfer or withdrawal pursuant to this  Agreement and the related  Servicing  Agreement.  The Master
Servicer  may clear and  terminate  the  Master  Servicer  Collection  Account pursuant to Section  10.01 and remove  amounts from time to time  deposited in error.

      On an ongoing basis,  the Master Servicer shall withdraw from the Master
Servicer Collection Account (i) any expenses  recoverable by the Trustee,  the
Master Servicer,  the Securities  Administrator  or the Custodian  pursuant to
Sections  3.03,  7.04 and 9.05 and (ii)  any  amounts  payable  to the  Master
Servicer as set forth in Section 3.14.

      In addition,  on or before each  Distribution  Account Deposit Date, the
Master  Servicer  shall deposit in the  Distribution  Account (or remit to the
Trustee for deposit therein) any Monthly  Advances  required to be made by the
Master Servicer with respect to the Mortgage Loans.

      No later  than 3:00  p.m.  New York  time on each  Distribution  Account
Deposit  Date,  the Master  Servicer  will  transfer  all  Available  Funds on deposit in the Master Servicer  Collection Account with respect to the related
Distribution Date to the Trustee for deposit in the Distribution Account.

Section 4.04      Distribution  Account.  (a)The  Trustee shall  establish and
maintain   in  the   name   of  the   Trustee,   for   the   benefit   of  the
Certificateholders,  the Distribution Account as a segregated trust account or accounts.

(b)   All amounts  deposited to the Distribution  Account shall be held by the
Trustee  in  the  name  of  the  Trustee  in  trust  for  the  benefit  of the
Certificateholders  in  accordance  with  the  terms  and  provisions  of this
Agreement.

(c)   The  Distribution  Account shall constitute a trust account of the Trust
Fund  segregated  on the books of the Trustee and held by the Trustee in trust in its Corporate  Trust  Office,  and the  Distribution  Account and the funds deposited  therein shall not be subject to, and shall be protected  from,  all claims,  liens, and encumbrances of any creditors or depositors of the Trustee or the  Master  Servicer  (whether  made  directly,  or  indirectly  through a
liquidator  or  receiver  of  the  Trustee  or  the  Master   Servicer).   The
Distribution  Account  shall be an  Eligible  Account.  The amount at any time credited  to the  Distribution  Account  shall  be (i)  held in cash or  fully insured by the FDIC to the maximum coverage  provided thereby or (ii) invested in the name of the  Trustee,  in such  Permitted  Investments  selected by the
Master   Servicer  or  deposited  in  demand  deposits  with  such  depository institutions as selected by the Master  Servicer,  provided that time deposits
of  such  depository  institutions  would  be  a  Permitted  Investment.   All
Permitted  Investments  shall mature or be subject to redemption or withdrawal on or before,  and shall be held until, the next succeeding  Distribution Date if the  obligor  for such  Permitted  Investment  is the  Trustee  or, if such obligor is any other  Person,  the Business Day  preceding  such  Distribution
Date.  All  investment  earnings  on amounts  on  deposit in the  Distribution
Account or benefit  from funds  uninvested  therein from time to time shall be for  the  account  of the  Master  Servicer.  The  Master  Servicer  shall  be permitted  to  withdraw  or  receive  distribution  of any and all  investment earnings from the Distribution  Account on each Distribution Date. If there is any loss on a Permitted  Investment  or demand  deposit,  the Master  Servicer shall  remit the  amount of the loss to the  Trustee  who shall  deposit  such amount in the Distribution  Account.  With respect to the Distribution Account and the funds  deposited  therein,  the Master Servicer shall take such action as may be  necessary to ensure that the  Certificateholders  shall be entitled to the  priorities  afforded to such a trust  account (in  addition to a claim against  the estate of the  Trustee)  as  provided  by 12 U.S.C.  92a(e),  and applicable  regulations  pursuant  thereto,  if applicable,  or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.05      Permitted  Withdrawals and Transfers from the  Distribution
Account.  (a)The  Trustee  will,  from time to time on  demand  of the  Master
Servicer  or the  Securities  Administrator,  make or  cause  to be made  such withdrawals or transfers from the Distribution  Account as the Master Servicer has designated for such transfer or withdrawal  pursuant to this Agreement and the Servicing  Agreements or as the  Securities  Administrator  has instructed hereunder for the following  purposes  (limited in the case of amounts due the
Master  Servicer to those not withdrawn  from the Master  Servicer  Collection
Account in accordance with the terms of this Agreement):

(i)   to  reimburse  the  Master  Servicer  or any  Servicer  for any  Monthly
      Advance  of its  own  funds,  the  right  of the  Master  Servicer  or a
      Servicer to  reimbursement  pursuant to this subclause (i) being limited to amounts received on a particular  Mortgage Loan (including,  for this
      purpose,   the  Repurchase  Price  therefor,   Insurance   Proceeds  and
      Liquidation  Proceeds)  which  represent  late payments or recoveries of the  principal  of or interest  on such  Mortgage  Loan with  respect to which such Monthly Advance was made;

(ii)  to  reimburse  the  Master  Servicer  or  any  Servicer  from  Insurance
      Proceeds or Liquidation  Proceeds relating to a particular Mortgage Loan for  amounts  expended by the Master  Servicer or such  Servicer in good faith  in  connection  with the  restoration  of the  related  Mortgaged
      Property which was damaged by an Uninsured  Cause or in connection  with the liquidation of such Mortgage Loan;

(iii) to  reimburse  the  Master  Servicer  or  any  Servicer  from  Insurance
      Proceeds  relating to a particular  Mortgage  Loan for insured  expenses incurred  with respect to such Mortgage Loan and to reimburse the Master
      Servicer or such  Servicer from  Liquidation  Proceeds from a particular
      Mortgage  Loan for  Liquidation  Expenses  incurred with respect to such
      Mortgage Loan;  provided that the Master  Servicer shall not be entitled to  reimbursement  for  Liquidation  Expenses with respect to a Mortgage
      Loan to the extent that (i) any amounts  with  respect to such  Mortgage
      Loan were paid as Excess  Liquidation  Proceeds  pursuant to clause (xi)
      of  this  Section   4.03(a)  to  the  Master   Servicer  and  (ii)  such
      Liquidation  Expenses  were  not  included  in the  computation  of such
      Excess Liquidation Proceeds;

(iv)  to pay  the  Master  Servicer  or any  Servicer,  as  appropriate,  from
      Liquidation  Proceeds or Insurance  Proceeds received in connection with the  liquidation  of any  Mortgage  Loan,  the  amount  which it or such
      Servicer  would have been  entitled to receive under clause (ix) of this
      Section  4.03(a) as servicing  compensation on account of each defaulted scheduled  payment on such  Mortgage  Loan if paid in a timely manner by the related Mortgagor;

(v)   to pay the Master  Servicer or any Servicer  from the  Repurchase  Price for any Mortgage  Loan,  the amount which it or such Servicer would have been  entitled to receive  under clause (ix) of this Section  4.03(a) as servicing compensation;

(vi)  to reimburse  the Master  Servicer or any Servicer for advances of funds
      (other than Monthly  Advances) made with respect to the Mortgage  Loans, and the right to reimbursement  pursuant to this clause being limited to amounts  received  on the related  Mortgage  Loan  (including,  for this
      purpose,   the  Repurchase  Price  therefor,   Insurance   Proceeds  and
      Liquidation  Proceeds)  which  represent late recoveries of the payments for which such advances were made;

(vii) to  reimburse  the  Master  Servicer  or any  Servicer  for any  Monthly
      Advance  or  advance,  after a  Realized  Loss has been  allocated  with respect to the related  Mortgage Loan if the Monthly  Advance or advance has not  been  reimbursed  pursuant  to  clauses  (i)  and  (vi) of this
      Section 4.03(a);

(viii)      to pay the Master Servicer as set forth in Section 3.14;

(ix)  to reimburse  the Master  Servicer for expenses,  costs and  liabilities incurred by and  reimbursable  to it pursuant to Sections 3.03,  7.04(c)
      and (d);

(x)   to pay to the Master  Servicer,  as additional  servicing  compensation, any  Excess  Liquidation  Proceeds  to the extent  not  retained  by the related Servicer;

(xi)  to  reimburse  or pay any  Servicer  any such amounts as are due thereto under the applicable  Servicing  Agreement and have not been retained by or  paid  to  the  Servicer,  to the  extent  provided  in  the  related
      Servicing Agreement;

(xii) to reimburse the Trustee, the Securities  Administrator or the Custodian
      for expenses,  costs and  liabilities  incurred by or reimbursable to it pursuant to this Agreement;

(xiii)      to remove amounts deposited in error; and

(xiv) to clear and  terminate  the  Distribution  Account  pursuant to Section
      10.01.

(b)   The Master Servicer shall keep and maintain  separate  accounting,  on a
Mortgage  Loan by Mortgage Loan basis,  for the purpose of accounting  for any reimbursement  from the  Distribution  Account pursuant to clauses (i) through
(vi) and (viii) or with  respect  to any such  amounts  which  would have been covered  by such  clauses  had the  amounts  not been  retained  by the Master
Servicer  without being  deposited in the  Distribution  Account under Section
4.02(b).

(c)   On each  Distribution  Date,  the Trustee shall  distribute the Interest
Funds  and  Principal  Funds to the  extent  on  deposit  in the  Distribution
Account to the Holders of the  Certificates  in accordance  with  distribution instructions provided to it by the Securities  Administrator no later than two
Business  Days  prior  to  such   Distribution  Date  and  determined  by  the
Securities Administrator in accordance with Section 6.01.

Section 4.06      Reserve Fund.  (a)On or before the Closing Date, the Trustee shall  establish  a  Reserve  Fund on  behalf of the  Holders  of the  Offered
Certificates.  The Reserve Fund must be an Eligible Account.  The Reserve Fund shall be  entitled  "Reserve  Fund,  JPMorgan  Chase Bank as  Trustee  for the
benefit of holders of Structured  Asset  Mortgage  Investments  II Inc.,  Bear
Stearns  ALT-A  Trust  2004-4,  Mortgage  Pass-Through  Certificates,   Series
2004-4,  Class A-1,  Class  M-1,  Class M-2 and Class B".  The  Trustee  shall demand  payment of all money payable by Bear Stearns  Financial  Products Inc.
(the  "Counterparty")  under the Cap  Contracts.  The Trustee shall deposit in the Reserve Fund all payments  received by it from the  Counterparty  pursuant to the Cap Contracts and, prior to  distribution  of such amounts  pursuant to
Section 6.01(a),  all payments described under the sixth and seventh clause of
Section 6.01(a).  On each  Distribution  Date, the Trustee shall remit amounts received by it from the Counterparty to the Holders of the applicable  Offered
Certificates in the manner provided in Section 6.01(b).

(b)   The Reserve  Fund is an  "outside  reserve  fund"  within the meaning of
Treasury  Regulation  '1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2004-4 REMIC.  The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. The Class B-IO Certificateholder  shall be the  beneficial  owner of the  Reserve  Fund,  subject  to the power of the
Trustee to distribute  amounts under Section 6.01(b) and the sixth and seventh
clause  of  Section  6.01(a).   For  federal  income  tax  purposes,   amounts
distributed to Certificateholders  pursuant to the sixth and seventh clause of
Section  6.01(a)  will be  treated  as first  distributed  to the  Class  B-IO
Certificates  and then  paid  from the Class  B-IO  Certificateholders  to the applicable  holders of the Offered  Certificates.  Amounts in the Reserve Fund
shall,  at the direction of the Class B-IO  Certificateholder,  be held either uninvested in a trust or deposit  account of the Trustee with no liability for interest or other  compensation  thereon or invested in Permitted  Investments that  mature  no later  than the  Business  Day  prior to the next  succeeding
Distribution  Date. The Trustee shall  distribute all net income and gain from such investments in the Reserve Fund to the Class B-IO Certificateholder,  not
as a  distribution  in respect of any  interest in any 2004-4  REMIC,  on each
Distribution  Date.  All  amounts  earned on amounts on deposit in the Reserve
Fund shall be taxable to the Class B-IO Certificateholder.  Any losses on such investments  shall  be  deposited  in  the  Reserve  Fund  by the  Class  B-IO
Certificateholder out of its own funds immediately as realized.

Section 4.07      Class XP  Reserve  Account.  (a)The  Master  Servicer  shall establish  and  maintain  with itself a separate,  segregated  trust  account, which shall be an  Eligible  Account,  titled  "Reserve  Account,  Wells Fargo
Bank, National Association,  as Master Servicer f/b/o Bear Stearns ALT-A Trust
2004-4, Mortgage Pass-Through  Certificates,  Series 2004-4, Class XP". On the
Closing  Date,  the  Depositor  shall  deposit  $100 into the Class XP Reserve
Account.  Funds on deposit in the Class XP  Reserve  Account  shall be held in trust by the Master Servicer for the holder of the Class XP Certificate.

(b)   The  amount on deposit  in the Class XP  Reserve  Account  shall be held uninvested.  On the earlier of (x) the Business Day prior to the  Distribution
Date on which all the assets of the Trust Fund are  repurchased  as  described in Section  10.01(a) and (y) the Business Day prior to the  Distribution  Date immediately  following the Prepayment  Period during which the last Prepayment
Charge on the  Mortgage  Loans is  payable  by the  related  Mortgagor,  which
Prepayment  Period is the  month of March  2010,  the  Master  Servicer  shall withdraw the amount on deposit in the Class XP Reserve  Account and remit such amount to the  Trustee  and  provide  instruction  to the  Trustee to pay such amount to the Class XP Certificate in reduction of the  Certificate  Principal
Balance thereof.

ARTICLE V

                                 Certificates

Section 5.01      Certificates.  (a)The  Depository,  the  Depositor  and  the
Trustee have entered into a Depository  Agreement dated as of the Closing Date
(the  "Depository  Agreement").  Except  for the  Residual  Certificates,  the
Private  Certificates  and the  Individual  Certificates  and as  provided  in
Section 5.01(b),  the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i)  registration  of such  Certificates may not be transferred by the Trustee except to a successor to the  Depository;  (ii)  ownership  and  transfers of  registration  of such
Certificates  on the books of the  Depository  shall be governed by applicable rules  established  by the  Depository;  (iii) the  Depository may collect its
usual  and  customary   fees,   charges  and  expenses  from  its   Depository
Participants;   (iv)  the   Trustee   shall  deal  with  the   Depository   as
representative  of  such  Certificate   Owners  of  the  respective  Class  of
Certificates  for  purposes  of  exercising  the rights of  Certificateholders under  this  Agreement,  and  requests  and  directions  for and votes of such representative  shall not be deemed to be  inconsistent  if they are made with respect to  different  Certificate  Owners;  and (v) the  Trustee may rely and shall  be  fully  protected  in  relying  upon  information  furnished  by the
Depository with respect to its Depository Participants.

      The Residual  Certificates  and the Private  Certificates  are initially
Physical  Certificates.  If at any time the Holders of all of the Certificates of one or more such  Classes  request  that the  Trustee  cause  such Class to become  Global  Certificates,  the  Trustee and the  Depositor  will take such action as may be  reasonably  required to cause the  Depository to accept such
Class or Classes for trading if it may legally be so traded.

      All  transfers  by  Certificate  Owners of such  respective  Classes  of
Book-Entry   Certificates  and  any  Global  Certificates  shall  be  made  in accordance  with the procedures  established by the Depository  Participant or
brokerage  firm   representing  such  Certificate   Owners.   Each  Depository
Participant shall only transfer Book-Entry  Certificates of Certificate Owners it represents  or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

(b)   If  (i)(A)  the  Depositor  advises  the  Trustee  in  writing  that the
Depository   is  no  longer   willing  or  able  to  properly   discharge  its
responsibilities  as  Depository  and (B) the  Depositor is unable to locate a qualified  successor  within  30 days  or (ii)  the  Depositor  at its  option advises  the Trustee in writing  that it elects to  terminate  the  book-entry system through the  Depository,  the Trustee shall request that the Depository notify all  Certificate  Owners of the occurrence of any such event and of the availability  of  definitive,  fully  registered  Certificates  to Certificate
Owners  requesting the same. Upon surrender to the Trustee of the Certificates
by  the  Depository,   accompanied  by  registration   instructions  from  the
Depository   for   registration,   the  Trustee  shall  issue  the  definitive
Certificates.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby may at its option request a definitive  Certificate  evidencing such Certificate Owner's interest  in the  related  Class  of  Certificates.  In  order  to make  such request,  such Certificate  Owner shall,  subject to the rules and procedures
 of  the  Depository,   provide  the  Depository  or  the  related  Depository
 Participant  with  directions  for the  Trustee  to  exchange  or  cause  the exchange of the  Certificate  Owner's  interest in such Class of Certificates for  an  equivalent  interest  in  fully  registered  definitive  form.  Upon receipt by the Trustee of  instructions  from the  Depository  directing  the
 Trustee to effect such exchange  (such  instructions  to contain  information regarding the Class of Certificates and the Current  Principal  Balance being exchanged,  the  Depository  Participant  account  to  be  debited  with  the decrease,  the  registered  holder  of  and  delivery  instructions  for  the definitive Certificate,  and any other information reasonably required by the
 Trustee),  (i) the  Trustee  shall  instruct  the  Depository  to reduce  the related Depository  Participant's  account by the aggregate Current Principal
 Balance of the  definitive  Certificate,  (ii) the Trustee  shall execute and deliver,  in  accordance  with the  registration  and  delivery  instructions
 provided  by  the  Depository,   a  Definitive  Certificate  evidencing  such
 Certificate  Owner's  interest  in such Class of  Certificates  and (iii) the
 Trustee shall execute a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Current  Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

      Neither the  Depositor  nor the Trustee shall be liable for any delay in the delivery of any  instructions  required  pursuant to this Section  5.01(b)
and may  conclusively  rely on, and shall be  protected  in relying  on,  such instructions.

(c)   REMIC  I will  be  evidenced  by  (x)  the  REMIC  I  Regular  Interests
(designated below),  which will be uncertificated and non-transferable and are hereby designated as the "regular  interests" in REMIC I and (y) the Class R-I
Certificates,  which is hereby  designated  as the single  class of  "residual interests" in REMIC I. On each Distribution  Date, the Trustee shall cause the
REMIC I  Distribution  Amount  to be  distributed  by  REMIC I to  REMIC II on account of the REMIC I Regular  Interests or withdrawn  from the  Distribution
Account and distributed to the holders of the Class R-I  Certificates,  as the case  may be,  in the  amounts  and  with  the  priorities  set  forth  in the definition of REMIC I Distribution Amount.

      The REMIC I Regular  Interests and the Class R-I Certificates  will have the following designations and pass-through rates:

                Uncertificated
                   REMIC-I
               ---------------     Initial Uncertificated
                 Pass-Through             REMIC-I             Latest Possible
 Designation         Rate            Principal Balance        Maturity Date(2)
     LT1          Variable(1)         $499,685,451.62           June 25, 2034
     LT2          Variable(1)               $6,662.33           June 25, 2034
     LT3             0.00%                 $43,315.55           June 25, 2034
     LT4          Variable(1)              $43,315.55           June 25, 2034
     R-I             0.00%                       0.00           June 25, 2034

(1)   Calculated as provided in the definition of Uncertificated REMIC-I
         Pass-Through Rate.
(2)   Solely for purposes of Section 1.860G 1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each
         REMIC I Regular Interest.

      REMIC  II will be  evidenced  by (x) the  Certificates  (other  than the
Class R Certificates) (the "REMIC II Regular  Certificates")  exclusive of the rights,  if any, of such  Certificates  to  payments  of Basis Risk  Shortfall
Carry  Forward  Amounts or payments  from the Cap  Contract,  which are hereby designated  as the  "regular  interests"  in REMIC  II and have the  principal balances  and accrue  interest  at the  Pass-Through  Rates equal to those set forth in this  Section  5.01(c) and (y) the Class R-II  Certificate,  which is hereby designated as the single "residual interest" in REMIC II.

      The Classes of the Certificates  shall have the following  designations, initial principal amounts and Pass-Through Rates:

        Designation          Initial Principal Amount      Pass Through Rate
           A-1                    $474,040,000.00                 (1)
           M-1                     $10,995,000.00                 (2)
           M-2                      $8,746,000.00                 (3)
           B                        $5,997,700.00                 (4)
           XP                             $100.00                 (5)
           B-IO                            $45.04                 (6)
           R-I                               0                    (7)
           R-II                              0                    (7)

      ------------
      (1)   The Class A-1  Certificates  will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and
(iii) the Net Rate  Cap.  The  pass-through  rate  with  respect  to the first interest accrual period is expected to be approximately 1.400% per annum.

      (2)   The Class M-1  Certificates  will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and
(iii) the Net Rate  Cap.  The  pass-through  rate  with  respect  to the first interest accrual period is expected to be approximately 1.670% per annum.

      (3)   The Class M-2  Certificates  will bear interest at a rate equal to the least of (i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and
(iii) the Net Rate  Cap.  The  pass-through  rate  with  respect  to the first interest accrual period is expected to be approximately 2.350% per annum.

      (4)   The Class B  Certificates  will bear  interest  at a rate equal to the least of (i)  One-Month  LIBOR plus the  related  Margin,  (ii) 11.50% and
(iii) the Net Rate  Cap.  The  pass-through  rate  with  respect  to the first interest accrual period is expected to be approximately 3.050% per annum.

      (5)   The Class XP Certificates  will not bear any interest.  It will be entitled  to  receive  prepayment  penalties  collected  with  respect  to the
Mortgage Loans.

      (6)   The Class  B-IO  Certificates  will bear  interest  at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount.

      (7)   The  Class  R-I and  Class  R-II  Certificates  will  not bear any interest.

(d)   Solely for  purposes  of  Section  1.860G-1(a)(4)(iii)  of the  Treasury regulations,  the Distribution  Date  immediately  following the maturity date for the  Mortgage  Loan with the  latest  maturity  date in the Trust Fund has been  designated  as the  "latest  possible  maturity  date"  for the REMIC II
Regular Interests and the Certificates.

(e)   With  respect to each  Distribution  Date,  each  Class of  Certificates shall  accrue  interest  during the  related  Interest  Accrual  Period.  With respect  to each  Distribution  Date and (i) each such  Class of  Certificates
(other than the Class B-IO  Certificates),  interest shall be  calculated,  on the basis of a 360-day  year and the  actual  number  of days  elapsed  in the related Interest Accrual Period,  based upon the respective  Pass-Through Rate set forth,  or determined  as provided,  above and the  Certificate  Principal
Balance of such Class  applicable to such  Distribution  Date. With respect to each  Distribution  Date and the Class B-IO  Certificates,  interest  shall be calculated,  on the  basis of a  360-day  year  consisting  of  twelve  30-day months,  based  upon  the  Pass-Through  Rate  set  forth,  or  determined  as provided,  above and the  Notional  Amount of such  Class  applicable  to such
Distribution Date.

(f)   The  Certificates  shall be  substantially  in the  forms  set  forth in
Exhibits A-1, A-2,  A-3, A-4, A-5 and A-6. On original  issuance,  the Trustee shall  sign,  countersign  and  shall  deliver  them at the  direction  of the
Depositor.  Pending the  preparation of definitive  Certificates of any Class, the Trustee may sign and countersign temporary  Certificates that are printed, lithographed or typewritten,  in authorized  denominations for Certificates of such Class,  substantially of the tenor of the definitive Certificates in lieu of which  they are  issued and with such  appropriate  insertions,  omissions, substitutions  and other variations as the officers or authorized  signatories executing such Certificates may determine,  as evidenced by their execution of such  Certificates.  If temporary  Certificates are issued, the Depositor will cause  definitive  Certificates  to be prepared  without  unreasonable  delay.
After the preparation of definitive  Certificates,  the temporary Certificates shall be  exchangeable  for  definitive  Certificates  upon  surrender  of the temporary  Certificates  at the office of the Trustee,  without  charge to the
Holder.  Upon  surrender  for  cancellation  of  any  one  or  more  temporary
Certificates,  the Trustee shall sign and  countersign and deliver in exchange therefor a like aggregate  principal amount,  in authorized  denominations for such Class, of definitive  Certificates of the same Class. Until so exchanged, such  temporary  Certificates  shall in all  respects  be entitled to the same benefits as definitive Certificates.

(g)   Each Class of  Book-Entry  Certificates  will be  registered as a single
Certificate  of such  Class  held by a nominee  of the  Depository  or the DTC
Custodian,  and  beneficial  interests  will be held by investors  through the book-entry  facilities of the  Depository in minimum  denominations  of (i) in the case of the Senior  Certificates  (other than the Residual  Certificates),
$25,000 and in each case increments of $1,000 in excess  thereof,  and (ii) in the case of the Subordinate Certificates,  $25,000 and increments of $1,000 in excess  thereof,  except that one Certificate of each such Class may be issued in a different amount so that the sum of the  denominations of all outstanding
Certificates  of such Class shall equal the Certificate  Principal  Balance of such Class on the  Closing  Date.  On the  Closing  Date,  the  Trustee  shall execute and countersign  Physical  Certificates all in an aggregate  principal amount that shall  equal the  Certificate  Principal  Balance of such Class on
the  Closing  Date.  The  Residual   Certificates  shall  each  be  issued  in
certificated  fully-registered  form.  Each Class of Global  Certificates,  if any, shall be issued in fully registered form in minimum dollar  denominations of $50,000 and integral multiples of $1.00 in excess thereof,  except that one
Certificate of each Class may be in a different  denomination  so that the sum of the  denominations  of all  outstanding  Certificates  of such Class  shall equal the Certificate  Principal Balance of such Class on the Closing Date. On the Closing Date,  the Trustee shall execute and  countersign  (i) in the case of  each  Class  of  Offered  Certificates,  the  Certificate  in  the  entire
Certificate  Principal Balance of the respective Class and (ii) in the case of each  Class  of  Private  Certificates,  Individual  Certificates  all  in  an
aggregate principal amount that shall equal the Certificate  Principal Balance of each such respective Class on the Closing Date. The  Certificates  referred to in clause (i) and if at any time there are to be Global  Certificates,  the
Global  Certificates  shall be delivered by the Depositor to the Depository or
pursuant  to  the  Depository's  instructions,   shall  be  delivered  by  the
Depositor  on  behalf  of  the  Depository  to  and  deposited  with  the  DTC
Custodian.  The Trustee  shall sign the  Certificates  by  facsimile or manual signature and  countersign  them by manual  signature on behalf of the Trustee by one or more  authorized  signatories,  each of whom  shall  be  Responsible
Officers of the  Trustee or its agent.  A  Certificate  bearing the manual and facsimile  signatures of individuals  who were the  authorized  signatories of the  Trustee  or its agent at the time of  issuance  shall  bind the  Trustee, notwithstanding  that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h)   No  Certificate  shall be entitled to any benefit under this  Agreement, or be valid for any purpose,  unless  there  appears on such  Certificate  the manually  executed  countersignature  of the  Trustee or its  agent,  and such countersignature  upon any Certificate shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly  executed and delivered hereunder.  All  Certificates  issued on the  Closing  Date shall be dated the
Closing Date. All  Certificates  issued  thereafter shall be dated the date of their countersignature.

(i)   The  Closing  Date is hereby  designated  as the  "startup"  day of each
2004-4 REMIC within the meaning of Section 860G(a)(9) of the Code.

(j)   For federal  income tax  purposes,  each  2004-4  REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

(k)   The  Trustee on behalf of the Trust  shall  cause each  2004-4  REMIC to timely  elect to be treated as a REMIC  under  Section  860D of the Code.  Any inconsistencies  or ambiguities in this Agreement or in the  administration of any Trust established  hereby shall be resolved in a manner that preserves the validity of such elections.

(l)   The  following  legend  shall be  placed on the  Residual  Certificates, whether upon original  issuance or upon issuance of any other  Certificate  of any such Class in exchange therefor or upon transfer thereof:

      ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
      BE MADE  ONLY  IF THE  PROPOSED  TRANSFEREE  PROVIDES  A  TRANSFER
      AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH
      TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL
      SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY
      AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN
      INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS  ACTIVITIES
      ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
      BOARD OF  DIRECTORS IS NOT  SELECTED BY SUCH  GOVERNMENTAL  UNIT),
      (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY
      AGENCY OR  INSTRUMENTALITY  OF EITHER  OF THE  FOREGOING,  (C) ANY
      ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED
      IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT FROM THE TAX IMPOSED
      BY CHAPTER 1 OF THE CODE  UNLESS SUCH  ORGANIZATION  IS SUBJECT TO
      THE TAX  IMPOSED BY  SECTION  511 OF THE CODE  (INCLUDING  THE TAX
      IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE
      INCOME), (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED
      IN  SECTION  1381(a)(2)(C)  OF THE  CODE,  (E) AN  ELECTING  LARGE
      PARTNERSHIP  UNDER  SECTION  775(a) OF THE CODE  (ANY SUCH  PERSON
      DESCRIBED  IN THE  FOREGOING  CLAUSES  (A),  (B),  (C), (D) OR (E)
      BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED  ORGANIZATION"),  OR
      (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF
      SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION OF TAX
      AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS
      RELATING TO THE  FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.
      NOTWITHSTANDING  THE  REGISTRATION IN THE CERTIFICATE  REGISTER OR
      ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A
      DISQUALIFIED   ORGANIZATION   OR  AN  AGENT   OF  A   DISQUALIFIED
      ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL
      FORCE OR EFFECT  WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO
      BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
      NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.
      EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE
      SHALL  BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
      PARAGRAPH.

Section 5.02      Registration  of  Transfer  and  Exchange  of  Certificates.
(a)The  Trustee  shall  maintain at its  Corporate  Trust Office a Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b)   Subject to Section  5.01(a)  and, in the case of any Global  Certificate or Physical  Certificate  upon the  satisfaction  of the  conditions set forth below,  upon surrender for  registration of transfer of any Certificate at any office or agency of the  Trustee  maintained  for such  purpose,  the  Trustee shall  sign,  countersign  and shall  deliver,  in the name of the  designated transferee or  transferees,  a new  Certificate  of a like Class and aggregate
Fractional Undivided Interest, but bearing a different number.

(c)   By  acceptance  of an  Individual  Certificate,  whether  upon  original
issuance  or   subsequent   transfer,   each  holder  of  such  a  Certificate
acknowledges  the  restrictions on the transfer of such  Certificate set forth in the  Securities  Legend and agrees that it will transfer such a Certificate only as provided  herein.  In addition to the  provisions of Section  5.02(h), the  following  restrictions  shall  apply with  respect to the  transfer  and registration  of transfer of an Individual  Certificate  to a transferee  that takes delivery in the form of an Individual Certificate:

(i)   The Trustee shall register the transfer of an Individual  Certificate if the  requested  transfer is being made to a transferee  who has provided the Trustee with a Rule 144A  Certificate  or comparable  evidence as to its QIB status.
(ii)  The Trustee shall  register the transfer of any  Individual  Certificate if (x) the  transferor  has  advised  the  Trustee in  writing  that the
      Certificate  is  being   transferred  to  an  Institutional   Accredited
      Investor  along  with facts  surrounding  the  transfer  as set forth in
      Exhibit  F-3  hereto;  and (y)  prior  to the  transfer  the  transferee furnishes to the Trustee an Investment  Letter (and the Trustee shall be fully  protected in so doing),  provided  that, if based upon an Opinion of Counsel  addressed  to the Trustee to the effect that the delivery of
      (x) and (y)  above  are not  sufficient  to  confirm  that the  proposed transfer  is  being  made  pursuant  to  an  exemption  from,  or  in  a transaction  not  subject  to,  the  registration  requirements  of  the
      Securities  Act and  other  applicable  laws,  the  Trustee  shall  as a
      condition  of  the   registration  of  any  such  transfer  require  the
      transferor  to furnish  such other  certifications,  legal  opinions  or other  information  prior to  registering  the transfer of an Individual
      Certificate as shall be set forth in such Opinion of Counsel.

(d)   So long as a Global  Certificate  of such  Class is  outstanding  and is held by or on behalf of the Depository,  transfers of beneficial  interests in such Global  Certificate,  or transfers by holders of Individual  Certificates of such Class to  transferees  that take  delivery  in the form of  beneficial interests  in the  Global  Certificate,  may be made only in  accordance  with
Section 5.02(h), the rules of the Depository and the following:

(i)   In the case of a  beneficial  interest in the Global  Certificate  being transferred to an  Institutional  Accredited  Investor,  such transferee shall  be  required  to  take  delivery  in the  form  of an  Individual
      Certificate  or  Certificates   and  the  Trustee  shall  register  such
      transfer   only  upon   compliance   with  the   provisions  of  Section
      5.02(c)(ii).

(ii)  In the case of a beneficial  interest in a Class of Global  Certificates being  transferred to a transferee that takes delivery in the form of an
      Individual  Certificate  or  Certificates  of such Class,  except as set forth in clause (i) above,  the Trustee  shall  register  such  transfer only upon compliance with the provisions of Section 5.02(c)(i).

(iii) In the case of an Individual  Certificate  of a Class being  transferred to a  transferee  that  takes  delivery  in  the  form  of a  beneficial interest  in a Global  Certificate  of such  Class,  the  Trustee  shall register such transfer if the  transferee  has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

(iv)  No   restrictions   shall  apply  with   respect  to  the   transfer  or
      registration  of  transfer  of  a  beneficial  interest  in  the  Global
      Certificate  of a Class to a transferee  that takes delivery in the form of a  beneficial  interest  in the  Global  Certificate  of such  Class;
      provided  that  each such  transferee  shall be deemed to have made such representations  and warranties  contained in the Rule 144A  Certificate as are sufficient to establish that it is a QIB.

(e)   Subject to Section  5.02(h),  an exchange of a beneficial  interest in a
Global  Certificate of a Class for an Individual  Certificate or  Certificates
of such Class,  an exchange of an Individual  Certificate or Certificates of a
Class for a beneficial  interest in the Global  Certificate  of such Class and an  exchange  of an  Individual  Certificate  or  Certificates  of a Class for
another  Individual  Certificate or  Certificates of such Class (in each case, whether or not such exchange is made in anticipation  of subsequent  transfer, and,  in the case of the Global  Certificate  of such  Class,  so long as such
Certificate is outstanding  and is held by or on behalf of the Depository) may be made only in accordance with Section  5.02(h),  the rules of the Depository and the following:

(i)   A holder of a  beneficial  interest in a Global  Certificate  of a Class may at any time  exchange  such  beneficial  interest for an  Individual
      Certificate or Certificates of such Class.

(ii)  A holder of an Individual  Certificate  or  Certificates  of a Class may
      exchange such Certificate or Certificates  for a beneficial  interest in the Global  Certificate  of such Class if such holder  furnishes  to the
      Trustee a Rule 144A  Certificate  or  comparable  evidence as to its QIB status.

(iii) A holder  of an  Individual  Certificate  of a Class may  exchange  such
      Certificate  for an  equal  aggregate  principal  amount  of  Individual
      Certificates  of  such  Class  in  different  authorized   denominations
      without any certification.

(f)   (i)   Upon   acceptance  for  exchange  or  transfer  of  an  Individual
Certificate  of a Class for a beneficial  interest in a Global  Certificate of such Class as provided  herein,  the  Trustee  shall  cancel  such  Individual
Certificate  and shall (or shall  request  the  Depository  to) endorse on the schedule  affixed to the applicable  Global  Certificate (or on a continuation of such schedule  affixed to the Global  Certificate  and made a part thereof)
or otherwise make in its books and records an appropriate  notation evidencing the date of such  exchange  or transfer  and an  increase  in the  certificate balance of the Global  Certificate  equal to the  certificate  balance of such
Individual Certificate exchanged or transferred therefor.

(ii)  Upon  acceptance for exchange or transfer of a beneficial  interest in a
      Global  Certificate  of a Class for an  Individual  Certificate  of such
      Class as  provided  herein,  the  Trustee  shall (or shall  request  the
      Depository   to)  endorse  on  the  schedule   affixed  to  such  Global
      Certificate  (or on a  continuation  of such  schedule  affixed  to such
      Global  Certificate  and made a part  thereof) or otherwise  make in its books and records an  appropriate  notation  evidencing the date of such exchange or transfer and a decrease in the  certificate  balance of such
      Global  Certificate equal to the certificate  balance of such Individual
      Certificate issued in exchange therefor or upon transfer thereof.

(g)   The  Securities  Legend  shall be placed on any  Individual  Certificate issued in exchange for or upon transfer of another  Individual  Certificate or of a beneficial interest in a Global Certificate.

(h)   Subject to the  restrictions  on transfer and exchange set forth in this
Section  5.02,  the  holder of any  Individual  Certificate  may  transfer  or exchange  the  same in whole or in part  (in an  initial  certificate  balance equal to the minimum  authorized  denomination set forth in Section 5.01(g) or any  integral  multiple  of $1,000 in excess  thereof)  by  surrendering  such
Certificate  at the Corporate  Trust Office,  or at the office of any transfer agent,  together  with an  executed  instrument  of  assignment  and  transfer satisfactory  in form and substance to the Trustee in the case of transfer and a written  request  for  exchange  in the case of  exchange.  The  holder of a beneficial  interest  in a Global  Certificate  may,  subject to the rules and procedures of the Depository,  cause the Depository (or its nominee) to notify the  Trustee  in  writing  of a  request  for  transfer  or  exchange  of such beneficial interest for an Individual  Certificate or Certificates.  Following
a proper  request for transfer or  exchange,  the Trustee  shall,  within five
Business  Days of such  request  made at the  Corporate  Trust  Office,  sign, countersign and deliver at the Corporate  Trust Office,  to the transferee (in the case of  transfer)  or holder (in the case of  exchange)  or send by first class mail at the risk of the  transferee  (in the case of transfer) or holder
(in the case of  exchange)  to such address as the  transferee  or holder,  as applicable,  may request,  an Individual  Certificate or Certificates,  as the
case may require,  for a like aggregate  Fractional  Undivided Interest and in such  authorized  denomination  or  denominations  as  may be  requested.  The presentation for transfer or exchange of any Individual  Certificate shall not be valid unless made at the Corporate  Trust Office by the  registered  holder in person, or by a duly authorized attorney-in-fact.

(i)   At the option of the  Certificateholders,  Certificates may be exchanged for  other  Certificates  of  authorized  denominations  of a like  Class  and aggregate  Fractional  Undivided Interest,  upon surrender of the Certificates to be exchanged at the Corporate  Trust  Office;  provided,  however,  that no
Certificate  may  be  exchanged  for  new  Certificates  unless  the  original
Fractional  Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum  authorized  denomination  or (ii) is acceptable to the  Depositor  as  indicated  to the  Trustee  in  writing.  Whenever  any
Certificates  are so  surrendered  for  exchange,  the Trustee  shall sign and
countersign  and  the  Trustee  shall  deliver  the  Certificates   which  the
Certificateholder making the exchange is entitled to receive.

(j)   If the Trustee so requires,  every Certificate  presented or surrendered for transfer or exchange  shall be duly  endorsed by, or be  accompanied  by a
written  instrument  of  transfer,   with  a  signature  guarantee,   in  form
satisfactory  to the Trustee,  duly  executed by the holder  thereof or his or her attorney duly authorized in writing.

(k)   No  service  charge  shall  be made  for any  transfer  or  exchange  of
Certificates,  but the  Trustee  may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(l)   The Trustee shall cancel all  Certificates  surrendered  for transfer or exchange but shall retain such  Certificates  in accordance  with its standard retention  policy  or for  such  further  time as is  required  by the  record retention  requirements  of the  Securities  Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03      Mutilated,  Destroyed,  Lost or Stolen Certificates.  (a) If
(i) any mutilated  Certificate is  surrendered to the Trustee,  or the Trustee receives  evidence to its  satisfaction of the  destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee such security or indemnity  as it may  require to save it  harmless,  and (iii) the Trustee has not  received  notice  that  such  Certificate  has been  acquired  by a third
Person,  the Trustee shall sign,  countersign and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Certificate,  a new
Certificate of like tenor and Fractional  Undivided  Interest but in each case
bearing  a  different  number.  The  mutilated,   destroyed,  lost  or  stolen
Certificate  shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

(b)   Upon the issuance of any new  Certificate  under this Section 5.03,  the
Trustee may require the payment of a sum  sufficient to cover any tax or other governmental  charge  that may be imposed in  relation  thereto  and any other
expenses   (including  the  fees  and  expenses  of  the  Trustee)   connected
therewith.  Any  duplicate  Certificate  issued  pursuant to this Section 5.03 shall constitute complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed
Certificate shall be found at any time.

Section 5.04      Persons  Deemed  Owners.  Prior  to  due  presentation  of a
Certificate for registration of transfer,  the Depositor,  the Trustee and any agent of the  Depositor  or the Trustee may treat the Person in whose name any
Certificate is registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 6.01 and for all other  purposes whatsoever.  Neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee  shall be affected by notice to the  contrary.  No  Certificate shall be deemed duly  presented  for a transfer  effective  on any Record Date unless the  Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 5.05      Transfer Restrictions on Residual Certificates.  (a)Residual
Certificates,  or interests therein,  may not be transferred without the prior express  written  consent of the Tax Matters Person and the  Depositor,  which cannot be  unreasonably  withheld.  As a  prerequisite  to such  consent,  the proposed  transferee  must provide the Tax Matters  Person,  the Depositor and the Trustee with an  affidavit  that the  proposed  transferee  is a Permitted
Transferee  (and,  unless the Tax Matters Person and the Depositor  consent to the transfer to a person who is not a U.S.  Person,  an affidavit that it is a
U.S. Person) as provided in Section 5.05(b).

(b)   No  transfer,  sale  or  other  disposition  of a  Residual  Certificate
(including a  beneficial  interest  therein) may be made unless,  prior to the transfer,  sale or other disposition of a Residual  Certificate,  the proposed transferee  (including  the initial  purchasers  thereof)  delivers to the Tax
Matters  Person,  the  Trustee  and the  Depositor  an  affidavit  in the form attached hereto as Exhibit E stating,  among other things, that as of the date of such transfer (i) such  transferee is a Permitted  Transferee and that (ii)
such transferee is not acquiring such Residual  Certificate for the account of any person who is not a Permitted  Transferee.  The Tax Matters  Person  shall not  consent  to a  transfer  of a  Residual  Certificate  if  it  has  actual knowledge  that any  statement  made in the affidavit  issued  pursuant to the preceding sentence is not true.  Notwithstanding  any transfer,  sale or other disposition  of a Residual  Certificate  to any Person who is not a  Permitted
Transferee,  such transfer, sale or other disposition shall be deemed to be of no legal force or effect  whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder,  including,  but not  limited  to,  the  receipt of  distributions  thereon.  If any  purported transfer  shall be in violation  of the  provisions  of this Section  5.05(b), then the prior Holder thereof shall,  upon discovery that the transfer of such
Residual  Certificate  was not in fact permitted by this Section  5.05(b),  be restored  to all  rights as a Holder  thereof  retroactive  to the date of the purported  transfer.  None of the  Trustee,  the  Tax  Matters  Person  or the
Depositor  shall be under any liability to any Person for any  registration or transfer  of a Residual  Certificate  that is not  permitted  by this  Section
5.05(b)  or for  making  payments  due on  such  Residual  Certificate  to the purported  Holder  thereof or taking  any other  action  with  respect to such purported  Holder  under  the  provisions  of  this  Agreement  so long as the written  affidavit  referred  to  above  was  received  with  respect  to such transfer,  and the Tax  Matters  Person,  the Trustee  and the  Depositor,  as
applicable,  had no  knowledge  that it was untrue.  The prior Holder shall be entitled to recover from any purported  Holder of a Residual  Certificate that was in fact not a permitted  transferee under this Section 5.05(b) at the time it  became a Holder  all  payments  made on such  Residual  Certificate.  Each
Holder of a Residual Certificate,  by acceptance thereof,  shall be deemed for all purposes to have consented to the  provisions of this Section  5.05(b) and to any amendment of this Agreement  deemed  necessary  (whether as a result of new  legislation  or  otherwise)  by counsel of the Tax Matters  Person or the
Depositor to ensure that the Residual  Certificates are not transferred to any
Person  who is not a  Permitted  Transferee  and  that  any  transfer  of such
Residual  Certificates  will not cause the  imposition of a tax upon the Trust or cause any 2004-4 REMIC to fail to qualify as a REMIC.

(c)   Unless the Tax Matters  Person shall have  consented  in writing  (which consent  may be withheld in the Tax Matters  Person's  sole  discretion),  the
Residual  Certificates  (including a beneficial  interest  therein) may not be purchased by or transferred to any person who is not a United States Person.

(d)   By accepting a Residual Certificate,  the purchaser thereof agrees to be a Tax Matters  Person if it is the Holder of the largest  percentage  interest of such Certificate,  and appoints the Securities  Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

Section 5.06      Restrictions  on  Transferability  of  Certificates.   (a)No
offer,  sale,  transfer  or  other  disposition   (including  pledge)  of  any
Certificate  shall be made by any Holder thereof unless  registered  under the
Securities  Act, or an exemption  from the  registration  requirements  of the
Securities  Act and any  applicable  state  securities  or "Blue  Sky" laws is available and the  prospective  transferee  (other than the Depositor) of such
Certificate  signs and delivers to the Trustee an  Investment  Letter,  if the transferee is an Institutional  Accredited Investor,  in the form set forth as
Exhibit F-l hereto,  or a Rule 144A  Certificate,  if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto.  Notwithstanding  the  provisions of the  immediately  preceding  sentence,  no  restrictions  shall  apply with respect to the transfer or registration  of transfer of a beneficial  interest in any  Certificate  that is a Global  Certificate  of a Class to a transferee that  takes  delivery  in the  form of a  beneficial  interest  in the  Global
Certificate of such Class provided that each such  transferee  shall be deemed to have made such  representations  and warranties  contained in the Rule 144A
Certificate  as are sufficient to establish that it is a QIB. In the case of a proposed  transfer of any  Certificate  to a transferee  other than a QIB, the
Trustee  may  require an Opinion of Counsel  that such  transaction  is exempt from the  registration  requirements  of the Securities  Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

(b)   The Private Certificates shall each bear a Securities Legend.

Section 5.07      ERISA   Restrictions.   (a)Subject  to  the   provisions  of
subsection  (b),  no  Residual  Certificates  or Private  Certificates  may be
acquired  directly or indirectly by, or on behalf of, an employee benefit plan or other  retirement  arrangement  (a  "Plan")  that is  subject to Title I of
ERISA and/or  Section 4975 of the Code,  or by a person using "plan assets" of a Plan,  unless the proposed  transferee  provides the Trustee with an Opinion of  Counsel  for the  benefit of the  Trustee,  the  Master  Servicer  and the
Securities  Administrator and on which they may rely which is the satisfactory to the Trustee,  which opinion will not be at the expense of the Trustee,  the
Master  Servicer or the  Securities  Administrator,  that the purchase of such
Certificates  by or on  behalf of such Plan is  permissible  under  applicable law,  will not  constitute  or result in a  nonexempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Trustee,  the
Master Servicer or the Securities  Administrator to any obligation in addition to those undertaken in the Agreement.

(b)   Any Person  acquiring  an  interest in a Global  Certificate  which is a
Private  Certificate,  by acquisition of such Certificate,  shall be deemed to have  represented  to the Trustee that it is not acquiring an interest in such
Certificate  directly or indirectly by, or on behalf of, or with "plan assets"
of, an employee benefit plan or other retirement  arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

(c)   Each  beneficial  owner of a Class M-1, Class M-2 or Class B Certificate or any interest therein shall be deemed to have represented,  by virtue of its acquisition or holding of that  certificate or interest  therein,  that either
(i) such  Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's,  (ii) such beneficial  owner is not a Plan or investing with "plan assets" of any Plan, or (iii) (1) it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate  or  interest  therein is an
"insurance  company  general  account," as such term is defined in  Prohibited
Transaction  Class  Exemption  ("PTCE")  95-60,  and  (3)  the  conditions  in
Sections I and III of PTCE 95-60 have been satisfied.

(d)   None  of  the  Trustee,   the  Master   Servicer,   or  the   Securities
Administrator  will  be  required  to  monitor,  determine  or  inquire  as to
compliance  with  the  transfer   restrictions  with  respect  to  the  Global
Certificates.  Any  attempted  or  purported  transfer of any  Certificate  in violation of the  provisions  of Sections  (a), (b) or (c) above shall be void ab  initio  and  such  Certificate  shall  be  considered  to have  been  held continuously by the prior permitted  Certificateholder.  Any transferor of any
Certificate  in  violation  of  such  provisions,  shall  indemnify  and  hold harmless the Trustee,  the Master  Servicer and the  Securities  Administrator
from and against any and all liabilities,  claims,  costs or expenses incurred by the  Trustee,  the Master  Servicer or the  Securities  Administrator  as a
result of such  attempted or  purported  transfer.  The Trustee  shall have no liability  for  transfer  of  any  such  Global  Certificates  in  or  through book-entry  facilities  of any  Depository  or  between  or  among  Depository
Participants  or  Certificate   Owners  made  in  violation  of  the  transfer
restrictions set forth herein.

Section 5.08      Rule  144A   Information.   For  so  long  as  any   Private
Certificates  are  outstanding,  (1) the Depositor will provide or cause to be provided  to any  holder  of such  Private  Certificates  and any  prospective purchaser  thereof  designated  by such a  holder,  upon the  request  of such holder or prospective  purchaser,  the information  required to be provided to such holder or prospective  purchaser by Rule 144A(d)(4)  under the Securities
Act; and (2) the Depositor shall update such  information from time to time in order to prevent such  information from becoming false and misleading and will take such  other  actions  as are  necessary  to ensure  that the safe  harbor exemption from the registration  requirements of the Securities Act under Rule
144A is and  will be  available  for  resales  of  such  Private  Certificates conducted in accordance with Rule 144A.

ARTICLE VI

                        Payments to Certificateholders

Section 6.01      Distributions on the  Certificates.  (a)On each Distribution
Date,  an amount  equal to the  Interest  Funds and  Principal  Funds for such
Distribution  Date shall be  withdrawn  by the Trustee  from the  Distribution
Account to the extent of funds on deposit  therein and distributed as directed in accordance with distribution  instructions provided to it by the Securities
Administrator for such Distribution Date, in the following order of priority:

      First,  Interest Funds will be distributed,  in the following manner and order of priority:

            1.    From  Interest  Funds,  to the Class A-1  Certificates,  the
      Current  Interest and then any Interest  Carry Forward  Amount,  in each case, for such Class for such Distribution Date;

            2.    From remaining  Interest  Funds, to the Class M-1, the Class
      M-2 and the  Class B  Certificates,  sequentially,  in that  order,  the
      Current Interest for each such Class;

            3.    Any  Excess  Spread,  to the extent  necessary  to cause the
      Overcollateralization  Amount  to  equal  to  the  Overcollateralization
      Target Amount, will be the Extra Principal  Distribution Amount and will
      be  included  as  part  of  the   Principal   Distribution   Amount  and
      distributed in accordance with second (A) and (B) below; and

            4.    Any  Remaining  Excess  Spread  will be  applied  as  Excess
      Cashflow pursuant to clauses Third through Eleventh below.

      Notwithstanding  the  provisions of clause first 3 and 4, above,  on the first  Distribution  Date, the Excess Spread  (exclusive of any amount thereof necessary to offset any Realized  Losses for such  Distribution  Date) will be paid to the holders of the Class B-IO Certificates.

      On any Distribution Date, any shortfalls  resulting from the application of the Relief Act and any  Prepayment  Interest  Shortfalls  to the extent not covered by  Compensating  Interest  Payments will be allocated as set forth in the definition of Current Interest herein.

      Second, to pay as principal on the Certificates  entitled to payments of principal, in the following order of priority:

      (A)   For each  Distribution Date (i) prior to the Stepdown Date or (ii)
      on which a Trigger Event is in effect,  from the Principal Funds and the
      Extra Principal Distribution Amount for such Distribution Date:

            1.  To  the  Class  A-1  Certificates,  an  amount  equal  to  the
      Principal  Distribution Amount, until the Certificate  Principal Balance thereof is reduced to zero;

            2.    To the  Class  M-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            3.    To the  Class  M-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero; and

            4.    To  the  Class  B  Certificates,   any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero; and

      (B)   For each  Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect,  from the  Principal  Funds and the
      Extra Principal Distribution Amount for such Distribution Date:

            1. To the Class A-1  Certificates,  an amount equal to the Class A
      Principal  Distribution Amount, until the Certificate  Principal Balance thereof is reduced to zero;

            2.    To the Class M-1 Certificates,  from any remaining Principal
      Distribution Amount, the Class M-1 Principal  Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

            3.    To the Class M-2 Certificates,  from any remaining Principal
      Distribution Amount, the Class M-2 Principal  Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

            4.    To the Class B  Certificates,  from any remaining  Principal
      Distribution  Amount, the Class B Principal  Distribution  Amount, until the Certificate Principal Balance thereof is reduced to zero;

      Third, from any remaining Excess Cashflow,  the following amounts to the
Class A Certificates:  (a) any Interest Carry Forward Amount to the extent not paid  pursuant to clause First 1 above and then (b) any Unpaid  Realized  Loss
Amount, in each case for such Class for such Distribution Date;

      Fourth,  from any remaining  Excess Cashflow,  the following  amounts to the Class M-1  Certificates:  (a) any Interest  Carry Forward  Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Fifth, from any remaining Excess Cashflow,  the following amounts to the
Class M-2  Certificates:  (a) any Interest  Carry Forward  Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for such  Class  for such
Distribution Date;

      Sixth, from any remaining Excess Cashflow,  the following amounts to the
Class B  Certificates:  (a) any Interest Carry Forward Amount and then (b) any
Unpaid   Realized  Loss  Amount,   in  each  case  for  such  Class  for  such
Distribution Date;

      Seventh,   from  any  remaining   Excess   Cashflow,   to  the  Class  A
Certificates,  any Basis Risk  Shortfall  and any Basis Risk  Shortfall  Carry
Forward Amount for such Class for such Distribution Date;

      Eighth, from any remaining Excess Cashflow,  to the Class M-1, Class M-2 and Class B  Certificates,  in that order,  any Basis Risk  Shortfall  and any
Basis Risk  Shortfall  Carry Forward  Amount,  in each case for such Class for such Distribution Date;

      Ninth,   from  any  remaining  Excess   Cashflow,   to  the  Class  B-IO
Certificates, the Class B-IO Distribution Amount;

      Tenth,   from  any  remaining  Excess   Cashflow,   to  the  Class  B-IO
Certificates, any unreimbursed Class B-IO Advances; and

      Eleventh, any remaining amounts to the Residual Certificates.

      All  payments  of amounts in  respect of Basis Risk  Shortfall  or Basis
Risk  Shortfall  Carry Forward  Amount made pursuant to the provisions of this paragraph (a) shall,  for federal income tax purposes,  be deemed to have been distributed  from REMIC II to the holder of the Class  B-IO  Certificates  and then paid outside of any 2004-4 REMIC to the  recipients  thereof  pursuant to an interest rate cap contract.  By accepting  their  Certificates  the holders of the  Certificates  agree so to treat such  payments  for purposes of filing their income tax returns.

(b)   On each Distribution  Date, the related Cap Contract Payment Amount with respect to such Payment Date shall be  distributed  in the following  order of priority, in each case to the extent of amounts available:

(i)   first, to the holders of the related Class of Certificates,  the payment of any Basis  Risk  Shortfall  or Basis  Risk  Shortfall  Carry  Forward
      Amount for such  Distribution  Date, to the extent not covered by Excess
      Cashflow for such Distribution Date;

(ii)  second,  from any remaining  amounts,  the payment of an amount equal to any Current  Interest and Interest  Carry Forward Amount for the related
      Class of  Certificates  to the extent not covered by  Interest  Funds or
      Excess Cashflow on such Distribution Date;

(iii) third,  from any  remaining  amounts,  available  from the Cap Contracts relating  to the Class A-1  Certificates,  to the Class  M-1,  the Class
      M-2 and the Class B  Certificates,  in that  order,  to the  extent  not paid pursuant to clauses (i) or (ii) above; and

(iv)  fourth, to the Class B-IO Certificates, any  remaining amount.

      All Cap Contract  Payment Amounts made with respect to Current  Interest and Interest  Carry Forward  Amounts will be treated,  for federal  income tax purposes,  as  reimburseable  advances  ("Class B-IO  Advances") made from the holder of the Class B-IO  Certificates.  Such Class B-IO Advances will be paid back to the holder of the Class B-IO Certificate pursuant to Section 6.01(a).

(c)   On each Distribution Date, all amounts  representing  Prepayment Charges in  respect  of the  Prepayment  Charge  Loans  received  during  the  related
Prepayment  Period  will  be  withdrawn  from  the  Distribution  Account  and distributed  by the  Trustee  to the  Class XP  Certificates  and shall not be available for  distribution to the holders of any other Class of Certificates.
The  payment of such  Prepayment  Charges  shall not  reduce  the  Certificate
Principal  Balance of the Class XP Certificates.  In addition,  as provided in
Section  4.07 hereof,  on the  Distribution  Date  immediately  following  the
Prepayment  Period in which the last  Prepayment  Charge is collectible on the
Prepayment  Charge Loans,  which Prepayment Period is the month of March 2010, the  Trustee  shall  distribute  the amount on deposit in the Class XP Reserve
Account  to  the  Class  XP  Certificates  in  reduction  of  the  Certificate
Principal  Balance thereof until the Certificate  Principal Balance thereof is reduced to zero.

(d)   The  expenses  and fees of the Trust shall be paid by each of the 2004-4
REMICs,  to the extent that such expenses relate to the assets of each of such respective  2004-4 REMICs,  and all other expenses and fees of the Trust shall be paid pro rata by each of the 2004-4 REMICs.

Section 6.02      Allocation of Losses; Subsequent Recoveries.  (a)On or prior to each Determination  Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each  Mortgage  Loan that occurred  during the immediately  preceding calendar month. Any Realized Losses with respect to the
Mortgage  Loans  shall  be  applied  on  each   Distribution  Date  after  the
distributions  provided for in Section 6.01,  in reduction of the  Certificate
Principal  Balance  of the Class or  Classes  of  Certificates  to the  extent provided in the definition of Applied Realized Loss Amount.

(b)   In  addition,  in the  event  that  the  Master  Servicer  receives  any
Subsequent Recoveries from a Servicer,  the Master Servicer shall deposit such funds  into  the  Master  Servicer  Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount  of  a  Realized  Loss  is  reduced,  the  amount  of  such  Subsequent
Recoveries  will be applied to increase the Certificate  Principal  Balance of the Class of Subordinate  Certificates  with the highest  payment  priority to which Applied Realized Loss Amounts have been allocated,  but not by more than the amount of Applied  Realized  Loss  Amounts  previously  allocated  to that
Class of  Subordinate  Certificates.  The amount of any  remaining  Subsequent
Recoveries will be applied to sequentially  increase the Certificate Principal
Balance  of  the  Subordinate  Certificates,   beginning  with  the  Class  of
Subordinate  Certificates  with the next highest payment  priority,  up to the amount of such  Applied  Realized  Loss Amounts  previously  allocated to such
Class or Classes of  Certificates.  Holders of such  Certificates  will not be entitled to any payments in respect of Current  Interest on the amount of such increases for any Interest Accrual Period  preceding the Distribution  Date on which  such  increase  occurs.  Any such  increases  shall be  applied  to the
Certificate  Principal  Balance of each Subordinate  Certificate of such Class in accordance with its respective Fractional Undivided Interest.

Section 6.03      Payments.  (a)On  each  Distribution  Date,  other  than the
final    Distribution   Date,   the   Trustee   shall   distribute   to   each
Certificateholder  of  record  on  the  directly  preceding  Record  Date  the
Certificateholder's  pro  rata  share of its  Class  (based  on the  aggregate
Fractional  Undivided Interest  represented by such Holder's  Certificates) of all  amounts  required to be  distributed  on such  Distribution  Date to such
Class,  based on information  provided to the Securities  Administrator by the
Master Servicer.  The Securities  Administrator  shall calculate the amount to be  distributed  to each  Class and,  based on such  amounts,  the  Securities
Administrator   shall   determine  the  amount  to  be   distributed  to  each
Certificateholder.  All  of the  Securities  Administrator's  calculations  of payments  shall be based  solely on  information  provided  to the  Securities
Administrator by the Master Servicer.  The Securities  Administrator shall not be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

(b)   Payment  of the above  amounts to each  Certificateholder  shall be made
(i) by check mailed to each Certificateholder  entitled thereto at the address appearing in the  Certificate  Register or (ii) upon receipt by the Trustee on or before  the  fifth  Business  Day  preceding  the  Record  Date of  written instructions  from a  Certificateholder  by wire  transfer to a United  States dollar  account  maintained  by the  payee  at any  United  States  depository institution  with  appropriate  facilities for receiving such a wire transfer;
provided,  however,  that  the  final  payment  in  respect  of each  Class of
Certificates  will  be made  only  upon  presentation  and  surrender  of such respective  Certificates  at the office or agency of the Trustee  specified in the notice to Certificateholders of such final payment.

Section 6.04      Statements to Certificateholders.  (a)Concurrently with each distribution to  Certificateholders,  the Securities  Administrator shall make available to the parties hereto and each  Certificateholder via the Securities
Administrator's   internet   website  as  set  forth  below,   the   following
information,  expressed  with  respect to  clauses  (i)  through  (vii) in the aggregate  and as a  Fractional  Undivided  Interest  representing  an initial
Certificate  Principal  Balance of $1,000,  in the case of the  Interest  Only
Certificates, a Notional Amount of $1,000:

(i)   the  Certificate  Principal  Balance or Notional Amount of each Class of
      Certificates immediately prior to such Distribution Date;

(ii)  the  amount  of  the   distribution   allocable  to  principal  on  each
      applicable Class of Certificates;

(iii) the  aggregate  amount of interest  accrued at the related  Pass-Through
      Rate with  respect to each Class  during the  related  Interest  Accrual
      Period;

(iv)  the Net Interest  Shortfall and any other adjustments to interest at the related  Pass-Through  Rate  necessary  to  account  for any  difference
      between  interest  accrued  and  aggregate  interest   distributed  with
      respect to each Class of Certificates;

(v)   the amount of the  distribution  allocable  to interest on each Class of
      Certificates;

(vi)  the  Pass-Through  Rates for each Class of Certificates  with respect to such Distribution Date;

(vii) the Certificate  Principal  Balance of each Class of Certificates  after such Distribution Date;

(viii)      the  amount  of  any  Monthly  Advances,   Compensating   Interest
      Payments and  outstanding  unreimbursed  advances by the Servicer or the
      Master Servicer included in such distribution;

(ix)  the aggregate amount of any Realized Losses (listed  separately for each category of Realized  Loss)  during the  related  Prepayment  Period and
      cumulatively   since  the  Cut-off   Date  and  the  amount  and  source
      (separately  identified) of any distribution in respect thereof included in such distribution;

(x)   with  respect  to each  Mortgage  Loan which  incurred  a Realized  Loss during the related  Prepayment  Period,  (i) the loan  number,  (ii) the
      Stated  Principal  Balance of such Mortgage Loan as of the Cut-off Date,
      (ii)  the  Stated  Principal  Balance  of such  Mortgage  Loan as of the beginning of the related Due Period,  (iii) the Net Liquidation Proceeds with respect to such  Mortgage  Loan and (iv) the amount of the Realized
      Loss with respect to such Mortgage Loan;

(xi)  the amount of Scheduled Principal and Principal Prepayments,  (including
      but   separately   identifying   the   principal   amount  of  principal
      prepayments,  Insurance Proceeds,  the purchase price in connection with the  purchase of  Mortgage  Loans,  cash  deposits  in  connection  with substitutions  of Mortgage Loans and Net  Liquidation  Proceeds) and the
      number and principal  balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date;

(xii) the number of Mortgage Loans  (excluding REO Property)  remaining in the
      Trust Fund as of the end of the related Prepayment Period;

(xiii)      information   in  the   aggregate   regarding  any  Mortgage  Loan
      delinquencies as of the end of the related Prepayment Period,  including the aggregate  number and  aggregate  Outstanding  Principal  Balance of
      Mortgage Loans (a) delinquent 30 to 59 days on a contractual  basis, (b)
      delinquent 60 to 89 days on a contractual  basis,  and (c) delinquent 90 or more  days on a  contractual  basis,  in each case as of the close of business on the last Business Day of the immediately preceding month;

(xiv) the number of Mortgage  Loans in the  foreclosure  process as of the end of the  related  Due  Period  and the  aggregate  Outstanding  Principal
      Balance of such Mortgage Loans;

(xv)  the number and aggregate  Outstanding  Principal Balance of all Mortgage
      Loans as to which the Mortgaged  Property was REO Property as of the end of the related Due Period;

(xvi) the book value (the sum of (A) the Outstanding  Principal Balance of the
      Mortgage Loan, (B) accrued  interest through the date of foreclosure and
      (C)  foreclosure  expenses) of any REO Property;  provided  that, in the
      event  that  such   information  is  not  available  to  the  Securities
      Administrator  on the  Distribution  Date,  such  information  shall  be furnished promptly after it becomes available;

(xvii)      the  amount  of  Realized  Losses   allocated  to  each  Class  of
      Certificates  since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

(xviii)     the Interest  Carry  Forward  Amount and any Basis Risk  Shortfall
      Carry Forward Amount for each Class of Certificates;

(xix) the amount of such  distribution  to Holders of each Class  allocable to interest and the portion thereof, if any, provided by the Cap Contracts;

(xx)  the cumulative  amount of Applied  Realized Loss Amounts to date and, in addition,  if the Certificate Principal Balances of the Class M-1, Class
      M-2 and  Class B  Certificates  have  all  been  reduced  to  zero,  the cumulative  amount of any Realized  Losses that have not been  allocated to any Certificates; and

(xxi) whether a Trigger Event exists.

      The information set forth above shall be calculated or reported,  as the case may be, by the  Securities  Administrator,  based  solely  on, and to the extent of, information provided to the Securities  Administrator by the Master
Servicer.   The  Securities   Administrator  may  conclusively  rely  on  such
information  and shall not be required to confirm,  verify or recalculate  any such information.

      The  Securities  Administrator  may make  available  each month,  to any
interested  party,  the  monthly  statement  to  Certificateholders   via  the
Securities  Administrator's  website initially  located at  "www.ctslink.com."
Assistance  in using the website  can be  obtained  by calling the  Securities
Administrator's  customer  service  desk at (301)  815-6600.  Parties that are unable to use the above distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the Securities  Administrator's customer service desk and indicating such. The Securities  Administrator shall have the right to change  the way such  reports  are  distributed  in order to make such  distribution more convenient and/or more accessible to the parties,
and  the   Securities   Administrator   shall  provide   timely  and  adequate
notification to all parties regarding any such change.

      To the extent timely  received from the  Securities  Administrator,  the
Trustee  will  also  make   monthly   statements   available   each  month  to
Certificateholders  via the Trustee's internet website. The Trustee's internet website  will  initially  be located at  www.jpmorgan.com/sfr.  Assistance  in using the Trustee's  website  service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

(b)   Within  a  reasonable  period  of time  after  the end of the  preceding calendar year  beginning in 2005, the Trustee will furnish such report to each
Holder of the  Certificates  of record at any time  during the prior  calendar year as to the aggregate of amounts  reported  pursuant to subclauses  (a)(ii)
and (a)(v)  above with  respect to the  Certificates,  plus  information  with respect  to the amount of  servicing  compensation  and such  other  customary information  as the  Securities  Administrator  may  determine and advises the
Trustee to be necessary  and/or to be required by the Internal Revenue Service or by a federal or state law or rules or  regulations  to enable such  Holders to prepare their tax returns for such calendar year.  Such  obligations  shall be deemed to have been satisfied to the extent that  substantially  comparable information  shall be provided by the Securities  Administrator or the Trustee pursuant to the requirements of the Code.

Section 6.05      Monthly  Advances.  If the  Scheduled  Payment on a Mortgage
Loan  that was due on a related  Due Date and is  Delinquent  other  than as a result of  application  of the Relief Act and for which the  related  Servicer was required to make an advance  pursuant to the related  Servicing  Agreement exceeds the amount deposited in the Master Servicer  Collection  Account which will be used for an advance with  respect to such  Mortgage  Loan,  the Master
Servicer  will  deposit in the Master  Servicer  Collection  Account not later than the Distribution  Account Deposit Date immediately  preceding the related
Distribution  Date an amount equal to such  deficiency,  net of the  Servicing
Fee  for  such  Mortgage  Loan  except  to  the  extent  the  Master  Servicer determines  any such advance to be a  Nonrecoverable  Advance.  Subject to the foregoing,  the Master  Servicer shall continue to make such advances  through the date that the related  Servicer  is required to do so under its  Servicing
Agreement.  If the Master  Servicer  deems an  advance to be a  Nonrecoverable
Advance,  on the Distribution  Account Deposit Date, the Master Servicer shall present an  Officer's  Certificate  to the Trustee (i) stating that the Master
Servicer  elects  not to make a Monthly  Advance  in a stated  amount and (ii)
detailing the reason it deems the advance to be a Nonrecoverable Advance.

Section 6.06      Compensating  Interest  Payments.  The Master Servicer shall deposit  in the  Master  Servicer  Collection  Account  not  later  than  each
Distribution  Account  Deposit  Date an amount  equal to the lesser of (i) the sum of the aggregate  amounts  required to be paid by the Servicers  under the
Servicing  Agreements with respect to Prepayment  Interest  Shortfalls for the related  Distribution  Date, and not so paid by the related Servicers and (ii)
the Master  Servicing  Compensation for such  Distribution  Date (such amount, the  "Compensating  Interest  Payment").  The  Master  Servicer  shall  not be entitled to any reimbursement of any Compensating Interest Payment.

ARTICLE VII

                             The Master Servicer

Section 7.01      Liabilities  of the Master  Servicer.  The  Master  Servicer
shall be liable in accordance  herewith only to the extent of the  obligations specifically imposed upon and undertaken by it herein.

Section 7.02      Merger or Consolidation of the Master Servicer.

      The Master  Servicer  will keep in full force and effect its  existence, rights  and  franchises  as a  corporation  under the laws of the state of its incorporation,  and will obtain and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be  necessary  to protect the  validity  and  enforceability  of this
Agreement,  the  Certificates  or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any  Person   into  which  the   Master   Servicer   may  be  merged  or
consolidated,  or any corporation  resulting from any merger or  consolidation to which the Master  Servicer  shall be a party,  or any Person  succeeding to the  business of the Master  Servicer,  shall be the  successor  of the Master
Servicer  hereunder,  without the  execution or filing of any paper or further act on the part of any of the parties hereto,  anything herein to the contrary notwithstanding.

Section 7.03      Indemnification of the Trustee, the Master Servicer and the
Securities  Administrator.  (a)The  Master  Servicer  agrees to indemnify  the
Indemnified  Persons  for,  and to  hold  them  harmless  against,  any  loss, liability or expense  (including  reasonable  legal fees and  disbursements of counsel)  incurred on their part that may be  sustained  in  connection  with, arising  out of, or  relating  to, any claim or legal  action  (including  any pending or threatened claim or legal action)  relating to this Agreement,  the
Servicing  Agreements,  the Assignment  Agreements or the  Certificates or the
powers of  attorney  delivered  by the  Trustee  hereunder  (i) related to the
Master  Servicer's  failure to  perform  its  duties in  compliance  with this
Agreement  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant to this  Agreement)  or (ii)  incurred by reason of the
Master Servicer's  willful  misfeasance,  bad faith or gross negligence in the performance  of  duties  hereunder  or by  reason  of  reckless  disregard  of obligations and duties  hereunder,  provided,  in each case, that with respect to any such claim or legal  action (or  pending or  threatened  claim or legal action),  the Trustee  shall have given the Master  Servicer and the Depositor written notice  thereof  promptly after the Trustee shall have with respect to such  claim or legal  action  knowledge  thereof.  The  Trustee's  failure  to
deliver   any  such   notice   shall  not  affect  the   Trustee's   right  to
indemnification  hereunder,  except  to the  extent  the  Master  Servicer  is materially  prejudiced by such failure to give notice.  This  indemnity  shall survive the  resignation  or removal of the  Trustee,  Master  Servicer or the
Securities Administrator and the termination of this Agreement.

(b)   The  Depositor  will  indemnify  any  Indemnified  Person  for any loss, liability or expense of any  Indemnified  Person not otherwise  covered by the
Master Servicer's indemnification pursuant to Section (a) above.

Section 7.04      Limitations on Liability of the Master  Servicer and Others.
Subject to the obligation of the Master  Servicer to indemnify the Indemnified
Persons pursuant to Section 7.03:

(a)   Neither  the  Master  Servicer  nor  any  of  the  directors,  officers, employees  or agents of the Master  Servicer  shall be under any  liability to
the   Indemnified   Persons,   the   Depositor,   the   Trust   Fund   or  the
Certificateholders  for taking any action or for  refraining  from  taking any action in good faith  pursuant to this  Agreement,  or for errors in judgment;
provided,  however,  that this provision shall not protect the Master Servicer or any such Person  against any breach of warranties or  representations  made herein or any  liability  which would  otherwise  be imposed by reason of such
Person's   willful   misfeasance,   bad  faith  or  gross  negligence  in  the
performance of duties or by reason of reckless  disregard of  obligations  and duties hereunder.

(b)   The Master Servicer and any director,  officer, employee or agent of the
Master  Servicer  may rely in good  faith on any  document  of any kind  prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.

(c)   The Master Servicer, the Custodian and any director,  officer,  employee or agent of the Master  Servicer or the Custodian  shall be indemnified by the
Trust and held  harmless  thereby  against  any  loss,  liability  or  expense
(including  reasonable legal fees and  disbursements  of counsel)  incurred on their  part that may be  sustained  in  connection  with,  arising  out of, or related to, any claim or legal  action  (including  any pending or  threatened claim or legal action)  relating to this  Agreement,  the  Certificates or any
Servicing  Agreement  (except  to the  extent  that  the  Master  Servicer  is indemnified  by the  Servicer  thereunder),  other  than  (i) any  such  loss, liability or expense related to the Master  Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability or expense shall be otherwise reimbursable pursuant to this Agreement),  or to the Custodian's  failure to perform its duties under the Custodial  Agreement, respectively,  or (ii) any such loss,  liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance,  bad faith or gross  negligence  in  the  performance  of  duties  hereunder  or  under  the
Custodial  Agreement,  as  applicable,  or by reason of reckless  disregard of obligations  and  duties  hereunder  or  under  the  Custodial  Agreement,  as applicable.

(d)   The  Master  Servicer  shall not be under any  obligation  to appear in, prosecute  or defend any legal  action  that is not  incidental  to its duties under this  Agreement and that in its opinion may involve it in any expense or liability;  provided, however, the Master Servicer may in its discretion, with
the  consent  of  the  Trustee  (which  consent  shall  not  be   unreasonably
withheld),  undertake any such action which it may deem necessary or desirable with  respect to this  Agreement  and the  rights  and  duties of the  parties hereto and the interests of the Certificateholders  hereunder.  In such event, the  legal  expenses  and costs of such  action  and any  liability  resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the
Master Servicer shall be entitled to be reimbursed  therefor out of the Master
Servicer  Collection  Account as  provided  by Section  4.03.  Nothing in this
Section  7.04(d) shall affect the Master  Servicer's  obligation to supervise, or to take  such  actions  as are  necessary  to  ensure,  the  servicing  and administration of the Mortgage Loans pursuant to Section 3.01(a).

(e)   In  taking  or  recommending  any  course  of  action  pursuant  to this
Agreement,  unless specifically  required to do so pursuant to this Agreement,
the  Master   Servicer   shall  not  be  required  to   investigate   or  make
recommendations  concerning potential  liabilities which the Trust might incur as a result  of such  course of  action  by  reason  of the  condition  of the
Mortgaged  Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

(f)   The Master  Servicer  shall not be liable for any acts or  omissions  of any Servicer, except as otherwise expressly provided herein.

Section 7.05      Master  Servicer  Not  to  Resign.  Except  as  provided  in
Section 7.07, the Master  Servicer shall not resign from the  obligations  and duties hereby imposed on it except upon a  determination  that any such duties
hereunder  are  no  longer   permissible   under   applicable   law  and  such
impermissibility  cannot  be  cured.  Any such  determination  permitting  the resignation  of the  Master  Servicer  shall be  evidenced  by an  Opinion  of
Independent  Counsel  to  such  effect  delivered  to  the  Trustee.  No  such resignation  by the Master  Servicer shall become  effective  until EMC or the
Trustee or a successor to the Master Servicer  reasonably  satisfactory to the
Trustee shall have assumed the  responsibilities and obligations of the Master
Servicer in accordance with Section 8.02 hereof.  The Trustee shall notify the
Rating Agencies of the resignation of the Master Servicer.

Section 7.06      Successor   Master   Servicer.   In   connection   with  the
appointment of any successor  master  servicer or the assumption of the duties of the Master Servicer,  EMC or the Trustee may make such arrangements for the compensation  of  such  successor  master  servicer  out  of  payments  on the
Mortgage Loans as EMC or the Trustee and such successor  master servicer shall agree. If the successor  master servicer does not agree that such market value is a fair price,  such successor  master  servicer shall obtain two quotations of market  value from third  parties  actively  engaged  in the  servicing  of single-family mortgage loans.  Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the  compensation  which the Master  Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

Section 7.07      Sale  and  Assignment  of  Master   Servicing.   The  Master
Servicer  may  sell  and  assign  its  rights  and  delegate  its  duties  and obligations  in its entirety as Master  Servicer  under this Agreement and EMC may  terminate  the  Master  Servicer  without  cause and  select a new Master
Servicer;  provided,  however, that: (i) the purchaser or transferee accepting such  assignment and delegation (a) shall be a Person which shall be qualified to service  mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000  (unless otherwise  approved by each Rating
Agency  pursuant to clause (ii) below);  (c) shall be reasonably  satisfactory to the Trustee (as  evidenced  in a writing  signed by the  Trustee);  and (d)
shall execute and deliver to the Trustee an  agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such
Person of the due and punctual  performance  and  observance  of each covenant and condition to be performed or observed by it as master  servicer under this
Agreement,  any custodial  agreement from and after the effective date of such agreement;  (ii) each Rating Agency shall be given prior written notice of the identity of the  proposed  successor  to the Master  Servicer  and each Rating
Agency's  rating  of the  Certificates  in  effect  immediately  prior to such
assignment,  sale  and  delegation  will  not  be  downgraded,   qualified  or
withdrawn as a result of such  assignment,  sale and delegation,  as evidenced by a letter to such effect  delivered to the Master  Servicer and the Trustee;
(iii) the Master  Servicer  assigning and selling the master  servicing  shall deliver to the Trustee an Officer's  Certificate and an Opinion of Independent
Counsel addressed to the Trustee,  each stating that all conditions  precedent to such action under this  Agreement  have been  completed  and such action is permitted by and complies  with the terms of this  Agreement;  and (iv) in the event the Master  Servicer is  terminated  without cause by EMC, EMC shall pay the  terminated  Master  Servicer  a  termination  fee  equal  to 0.25% of the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans at the time the master  servicing of the Mortgage Loans is transferred to the successor Master
Servicer.  No such assignment or delegation  shall affect any liability of the
Master Servicer arising prior to the effective date thereof.

ARTICLE VIII

                                   Default

Section 8.01      Events  of  Default.   "Event  of  Default,"  wherever  used
herein,  means any one of the following  events  (whatever the reason for such
Event of  Default  and  whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any  court  or  any  order,  rule  or  regulation  of  any  administrative  or governmental body) and only with respect to the defaulting Master Servicer:

(i)   The Master  Servicer fails to cause to be deposited in the  Distribution
      Account  any  amount  so  required  to be  deposited  pursuant  to  this
      Agreement  (other than a Monthly  Advance),  and such failure  continues unremedied  for a period  of three  Business  Days  after  the date upon which  written  notice  of  such  failure,  requiring  the  same  to  be remedied, shall have been given to the Master Servicer; or

(ii)  The Master Servicer fails to observe or perform in any material  respect any other material  covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements  materially affect the rights of Certificateholders,  and such failure continues unremedied for a period of 60 days after the date on which  written  notice of such failure,  properly  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the  Trustee or to the Master  Servicer
      and the Trustee by the  Holders of  Certificates  evidencing  Fractional
      Undivided Interests aggregating not less than 25% of the Trust Fund; or

(iii) There is  entered  against  the  Master  Servicer a decree or order by a court or agency or  supervisory  authority  having  jurisdiction  in the premises for the  appointment of a  conservator,  receiver or liquidator in any  insolvency,  readjustment  of debt,  marshaling  of  assets  and
      liabilities   or  similar   proceedings,   or  for  the  winding  up  or
      liquidation  of its affairs,  and the  continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive  days, or an involuntary  case is commenced  against the Master Servicer under any applicable insolvency or reorganization  statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)  The Master  Servicer  consents to the  appointment  of a conservator  or
      receiver  or  liquidator  in  any  insolvency,   readjustment  of  debt,
      marshaling  of assets  and  liabilities  or  similar  proceedings  of or relating to the Master  Servicer or  substantially  all of its property;
      or the Master  Servicer admits in writing its inability to pay its debts generally as they become due,  files a petition to take advantage of any applicable  insolvency or  reorganization  statute,  makes an assignment for the benefit of its  creditors,  or voluntarily  suspends  payment of its obligations;

(v)   The Master  Servicer  assigns or  delegates  its duties or rights  under this  Agreement  in  contravention  of the  provisions  permitting  such assignment or delegation under Sections 7.05 or 7.07; or

(vi)  The Master Servicer fails to deposit,  or cause to be deposited,  in the
      Distribution  Account any Monthly  Advance (other than a  Nonrecoverable
      Advance)  by 5:00 p.m.  New York City time on the  Distribution  Account
      Deposit Date.

In each and every such case,  so long as such Event of Default with respect to the Master  Servicer shall not have been  remedied,  either the Trustee or the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 51% of the  principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such  Certificateholders), with a copy  to the  Rating  Agencies,  and  with  the  consent  of  EMC,  may terminate all of the rights and obligations  (but not the  liabilities) of the
Master  Servicer  under this Agreement and in and to the Mortgage Loans and/or the REO Property  serviced by the Master  Servicer  and the proceeds  thereof.
Upon the receipt by the Master Servicer of the written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates,  the  Mortgage  Loans,  REO  Property or under any other related  agreements (but only to the extent that such other agreements  relate to the  Mortgage  Loans or related  REO  Property)  shall,  subject to Section
8.02,  automatically  and without  further action pass to and be vested in the
Trustee  pursuant to this Section 8.01; and, without  limitation,  the Trustee is hereby  authorized  and empowered to execute and deliver,  on behalf of the
Master Servicer as  attorney-in-fact  or otherwise,  any and all documents and other  instruments and to do or accomplish all other acts or things  necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage Loans and related documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master  Servicer's rights and obligations hereunder,  including, without limitation, the transfer to the
Trustee of (i) the  property  and amounts  which are then or should be part of the Trust or which thereafter  become part of the Trust; and (ii) originals or copies of all  documents of the Master  Servicer  reasonably  requested by the
Trustee to enable it to assume the Master  Servicer's  duties  thereunder.  In addition  to any  other  amounts  which  are  then,  or,  notwithstanding  the termination of its activities under this Agreement,  may become payable to the
Master  Servicer under this  Agreement,  the Master Servicer shall be entitled to  receive,  out of any amount  received  on  account  of a Mortgage  Loan or related  REO  Property,  that  portion  of such  payments  which it would have received as  reimbursement  under this Agreement if notice of termination  had not been given.  The  termination of the rights and  obligations of the Master
Servicer  shall not affect any  obligations  incurred  by the Master  Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event of  Default  described  in clause (vi) of this Section 8.01 shall occur,  the Trustee shall, by notice in
writing  to  the  Master  Servicer,   which  may  be  delivered  by  telecopy,
immediately  terminate  all of  the  rights  and  obligations  of  the  Master
Servicer  thereafter  arising under this Agreement,  but without  prejudice to any rights it may have as a  Certificateholder  or to reimbursement of Monthly
Advances  and other  advances of its own funds,  and the Trustee  shall act as provided  in  Section  8.02 to carry out the  duties of the  Master  Servicer, including the obligation to make any Monthly Advance,  the nonpayment of which was an Event of Default  described  in clause (vi) of this Section  8.01.  Any such action  taken by the  Trustee  must be prior to the  distribution  on the relevant Distribution Date.

Section 8.02      Trustee  to  Act;  Appointment  of  Successor.  (a)Upon  the
receipt by the Master Servicer of a notice of termination  pursuant to Section
8.01 or an Opinion of  Independent  Counsel  pursuant  to Section  7.05 to the effect that the Master  Servicer is legally  unable to act or to delegate  its duties  to  a  Person  which  is  legally  able  to  act,  the  Trustee  shall automatically  become the successor in all respects to the Master  Servicer in its capacity under this Agreement and the  transactions  set forth or provided for  herein  and shall  thereafter  be  subject  to all the  responsibilities, duties,  liabilities and limitations on liabilities relating thereto placed on the Master  Servicer by the terms and provisions  hereof;  provided,  however, that EMC shall have the right to either (a)  immediately  assume the duties of the  Master  Servicer  or (b) select a  successor  Master  Servicer;  provided further,  however,  that the Trustee shall have no obligation  whatsoever with respect to any  liability  (other than  advances  deemed  recoverable  and not previously  made)  incurred by the Master  Servicer at or prior to the time of termination.  As  compensation  therefor,  but  subject to Section  7.06,  the
Trustee  shall be entitled to  compensation  which the Master  Servicer  would have been  entitled  to retain if the Master  Servicer  had  continued  to act hereunder,  except for those amounts due the Master Servicer as  reimbursement permitted  under this  Agreement  for  advances  previously  made or  expenses previously  incurred.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall,  if it is legally unable so to act,  appoint or petition a court of  competent  jurisdiction  to appoint,  any  established housing  and  home  finance  institution  which is a  Fannie  Mae- or  Freddie
Mac-approved  servicer, and with respect to a successor to the Master Servicer only,  having a net worth of not less than  $10,000,000,  as the  successor to the Master  Servicer  hereunder  in the  assumption  of all or any part of the responsibilities,  duties or  liabilities  of the Master  Servicer  hereunder;
provided,  that the Trustee shall obtain a letter from each Rating Agency that the  ratings,  if any,  on each of the  Certificates  will not be lowered as a result of the  selection  of the  successor  to the Master  Servicer.  Pending appointment  of a  successor  to the Master  Servicer  hereunder,  the Trustee shall act in such capacity as hereinabove  provided.  In connection  with such appointment and  assumption,  the Trustee may make such  arrangements  for the compensation  of such  successor  out of payments on the Mortgage  Loans as it and such  successor  shall agree;  provided,  however,  that the provisions of
Section 7.06 shall apply, the  compensation  shall not be in excess of that to which the Master  Servicer would have been entitled to if the Master  Servicer had continued to act hereunder,  and that such successor  shall  undertake and assume the obligations of the Trustee to pay  compensation to any third Person acting as an agent or  independent  contractor  in the  performance  of master servicing  responsibilities  hereunder.  The Trustee and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.

(b)   If the  Trustee  shall  succeed  to any  duties of the  Master  Servicer respecting  the  Mortgage  Loans  as  provided  herein,  it  shall  do so in a separate  capacity and not in its capacity as Trustee  and,  accordingly,  the provisions  of Article IX shall be  inapplicable  to the Trustee in its duties as the  successor  to the Master  Servicer in the  servicing  of the  Mortgage
Loans (although such provisions  shall continue to apply to the Trustee in its capacity as Trustee);  the provisions of Article VII, however,  shall apply to it in its capacity as successor master servicer.

Section 8.03      Notification to Certificateholders.  Upon any termination or appointment  of a successor  to the Master  Servicer,  the Trustee  shall give prompt  written  notice  thereof  to  Certificateholders  at their  respective addresses appearing in the Certificate Register and to the Rating Agencies.

Section 8.04      Waiver of Defaults.  The Trustee  shall  transmit by mail to all  Certificateholders,  within 60 days after the  occurrence of any Event of
Default  actually known to a Responsible  Officer of the Trustee,  unless such
Event of Default shall have been cured,  notice of each such Event of Default.
The  Holders  of  Certificates   evidencing   Fractional  Undivided  Interests
aggregating  not  less  than 51% of the  Trust  Fund  may,  on  behalf  of all
Certificateholders,   waive  any  default  by  the  Master   Servicer  in  the
performance of its obligations hereunder and the consequences thereof,  except a  default  in  the  making  of  or  the  causing  to  be  made  any  required distribution on the Certificates,  which default may only be waived by Holders of Certificates  evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default,  such default shall be deemed to cease to exist, and any Event of Default arising  therefrom shall be deemed to have been timely  remedied for every purpose of this  Agreement.  No such waiver  shall  extend to any  subsequent  or other  default or impair any right  consequent  thereon  except to the  extent  expressly  so  waived.  The
Trustee shall give notice of any such waiver to the Rating Agencies.

Section 8.05      List of  Certificateholders.  Upon written  request of three or more  Certificateholders  of record,  for  purposes of  communicating  with other  Certificateholders  with respect to their rights under this  Agreement, the Trustee will afford such  Certificateholders  access during business hours to the most recent list of Certificateholders held by the Trustee.

ARTICLE IX

           Concerning the Trustee and the Securities Administrator

Section 9.01      Duties of Trustee.  (a)The Trustee,  prior to the occurrence of an Event of  Default  and  after the  curing  or  waiver  of all  Events of
Default  which  may  have  occurred,  and the  Securities  Administrator  each undertake to perform such duties and only such duties as are  specifically set forth  in  this  Agreement  as  duties  of  the  Trustee  and  the  Securities
Administrator,  respectively.  If an Event of Default has occurred and has not been  cured or  waived,  the  Trustee  shall  exercise  such of the rights and powers vested in it by this Agreement,  and subject to Section 8.02(b) use the same degree of care and skill in their  exercise,  as a prudent  person  would exercise under the circumstances in the conduct of his own affairs.

(b)   Upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  which  are  specifically required  to be  furnished  to the Trustee  and the  Securities  Administrator
pursuant to any provision of this  Agreement,  the Trustee and the  Securities
Administrator,  respectively, shall examine them to determine whether they are in the form required by this Agreement;  provided,  however,  that neither the
Trustee  nor  the  Securities  Administrator  shall  be  responsible  for  the accuracy  or  content  of any  resolution,  certificate,  statement,  opinion, report,  document,  order or other instrument furnished  hereunder;  provided, further,  that neither the Trustee nor the Securities  Administrator  shall be responsible for the accuracy or  verification  of any calculation  provided to it pursuant to this Agreement.

(c)   On each Distribution Date, the Trustee shall make monthly  distributions and  the  final  distribution  to the  Certificateholders  from  funds  in the
Distribution  Account as  provided  in Sections  6.01 and 10.01  herein  based solely on the report of the Securities Administrator.

(d)   No  provision  of this  Agreement  shall be  construed  to  relieve  the
Trustee or the Securities  Administrator  from liability for its own negligent action,  its  own  negligent  failure  to act or its own  willful  misconduct;
provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver  of all such  Events of  Default  which  may have  occurred,  the duties and  obligations of the Trustee and the Securities  Administrator shall be determined solely by the express  provisions of this Agreement, neither  the Trustee nor the  Securities  Administrator  shall be liable except for the  performance of their  respective  duties and obligations as are  specifically set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement against the Trustee or the  Securities  Administrator  and,  in the absence of bad faith on the part of the Trustee or the Securities Administrator,  respectively,  the
      Trustee or the Securities Administrator,  respectively, may conclusively rely,  as to the  truth of the  statements  and the  correctness  of the opinions expressed therein,  upon any certificates or opinions furnished to  the  Trustee  or the  Securities  Administrator,  respectively,  and conforming to the requirements of this Agreement;

(ii)  Neither the Trustee nor the Securities  Administrator shall be liable in its  individual  capacity for an error of judgment made in good faith by a  Responsible  Officer or  Responsible  Officers  of the  Trustee or an
      officer of the Securities Administrator,  respectively,  unless it shall
      be  proved   that  the   Trustee   or  the   Securities   Administrator,
      respectively, was negligent in ascertaining the pertinent facts;

(iii) Neither  the Trustee nor the  Securities  Administrator  shall be liable with respect to any action taken,  suffered or omitted to be taken by it in good  faith in  accordance  with the  directions  of the  Holders  of
      Certificates  evidencing  Fractional Undivided Interests aggregating not less than 25% of the Trust Fund,  if such action or  non-action  relates to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to  the  Trustee  or  the  Securities  Administrator,
      respectively,  or exercising any trust or other power conferred upon the
      Trustee  or  the  Securities  Administrator,  respectively,  under  this
      Agreement;

(iv)  The  Trustee  shall not be  required to take notice or be deemed to have notice  or  knowledge  of any  default  or  Event  of  Default  unless a
      Responsible  Officer of the Trustee's  Corporate Trust Office shall have actual  knowledge  thereof.  In the absence of such notice,  the Trustee may conclusively assume there is no such default or Event of Default;

(v)   The  Trustee   shall  not  in  any  way  be  liable  by  reason  of  any
      insufficiency  in any Account  held by or in the name of Trustee  unless it  is  determined  by  a  court  of  competent  jurisdiction  that  the
      Trustee's gross  negligence or willful  misconduct was the primary cause of such insufficiency  (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi)  Anything in this Agreement to the contrary notwithstanding,  in no event shall  the  Trustee  or  the  Securities  Administrator  be  liable  for
      special,   indirect  or  consequential   loss  or  damage  of  any  kind
      whatsoever  (including  but not  limited to lost  profits),  even if the
      Trustee or the Securities Administrator,  respectively, has been advised of the  likelihood of such loss or damage and  regardless of the form of action;

(vii) None  of  the  Securities  Administrator,   the  Depositor,  the  Master
      Servicer,  EMC or the  Trustee  shall  be  responsible  for the  acts or omissions of the other,  it being  understood  that this Agreement shall not be construed to render them partners,  joint  venturers or agents of one another; and

(viii)      Neither  the  Trustee nor the  Securities  Administrator  shall be required to expend or risk its own funds or  otherwise  incur  financial liability in the performance of any of its duties  hereunder,  or in the exercise of any of its rights or powers,  if there is reasonable  ground for  believing  that the  repayment of such funds or adequate  indemnity against  such risk or  liability  is not  reasonably  assured to it, and none of the provisions  contained in this  Agreement  shall in any event require the Trustee or the Securities  Administrator  to perform,  or be responsible  for the manner of performance of, any of the obligations of the Master  Servicer  under the  Agreement,  except during such time, if any, as the Trustee  shall be the  successor  to, and be vested with the rights,  duties,  powers  and  privileges  of, the  Master  Servicer  in accordance with the terms of this Agreement.

(e)   All funds  received by the Master  Servicer and the Trustee and required to be deposited in the Master Servicer  Collection Account or the Distribution
Account,  as the case may be,  pursuant to this  Agreement will be promptly so deposited by the Master Servicer and the Trustee.

(f)   Except  for  those   actions   that  the   Trustee  or  the   Securities
Administrator  is  required  to take  hereunder,  neither  the Trustee nor the
Securities  Administrator  shall have any  obligation or liability to take any action or to  refrain  from  taking  any action  hereunder  in the  absence of written direction as provided hereunder.

Section 9.02      Certain  Matters  Affecting the Trustee and the  Securities
Administrator. Except as otherwise provided in Section 9.01:

(a)   The  Trustee  and the  Securities  Administrator  may rely and  shall be protected in acting or refraining  from acting in reliance on any  resolution, certificate  of a  Depositor,  Master  Servicer or  Servicer,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, appraisal,  bond or other paper or document believed  by it to be  genuine  and to have been  signed or  presented  by the proper party or parties;

(b)   The Trustee and the  Securities  Administrator  may consult with counsel and any  advice of such  counsel or any  Opinion of Counsel  shall be full and complete  authorization  and  protection  with  respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance  with such advice or Opinion of Counsel;

(c)   Neither the Trustee nor the Securities  Administrator shall be under any obligation  to  exercise  any of the  trusts  or  powers  vested in it by this
Agreement,  other  than  its  obligation  to  give  notices  pursuant  to this
Agreement,  or to institute,  conduct or defend any litigation hereunder or in
relation   hereto  at  the   request,   order  or  direction  of  any  of  the
Certificateholders  pursuant to the provisions of this Agreement,  unless such
Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby.  Nothing  contained  herein  shall,  however,  relieve the
Trustee  of the  obligation,  upon the  occurrence  of an Event of  Default of which a  Responsible  Officer of the Trustee has actual  knowledge  (which has not been cured or waived),  subject to Section  8.02(b),  to exercise  such of the  rights  and powers  vested in it by this  Agreement,  and to use the same degree  of care  and  skill in  their  exercise,  as a  prudent  person  would exercise under the circumstances in the conduct of his own affairs;

(d)   Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of  Default  which may have  occurred,  neither
the  Trustee  nor  the  Securities   Administrator  shall  be  liable  in  its
individual  capacity for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(e)   Neither the Trustee nor the Securities  Administrator  shall be bound to make any  investigation  into the facts or matters  stated in any  resolution,
certificate,   statement,   instrument,   opinion,  report,  notice,  request,
consent,  order, approval,  bond or other paper or document,  unless requested in  writing  to  do  so  by  Holders  of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating  not  less  than 25% of the  Trust  Fund and provided  that the  payment  within a  reasonable  time to the  Trustee or the
Securities   Administrator,   as  applicable,   of  the  costs,   expenses  or
liabilities  likely to be incurred  by it in the making of such  investigation is,  in  the  opinion  of the  Trustee  or the  Securities  Administrator,  as
applicable,   reasonably   assured   to  the   Trustee   or   the   Securities
Administrator,  as applicable,  by the security afforded to it by the terms of this  Agreement.  The  Trustee or the  Securities  Administrator  may  require reasonable  indemnity  against  such  expense or  liability  as a condition to taking any such  action.  The  reasonable  expense  of every such  examination shall be paid by the Certificateholders requesting the investigation;

(f)   The  Trustee  and the  Securities  Administrator  may execute any of the trusts or powers  hereunder or perform any duties hereunder either directly or through Affiliates,  agents or attorneys;  provided, however, that the Trustee may not appoint any agent to perform its custodial  functions  with respect to the Mortgage Files or paying agent functions under this Agreement  without the express  written  consent of the Master  Servicer,  which  consent will not be unreasonably  withheld.  Neither the Trustee nor the Securities  Administrator
shall be liable or responsible  for the misconduct or negligence of any of the
Trustee's  or  the  Securities   Administrator's  agents  or  attorneys  or  a
custodian  or  paying  agent  appointed   hereunder  by  the  Trustee  or  the
Securities  Administrator  with due care and, when required,  with the consent of the Master Servicer;

(g)   Should the Trustee or the  Securities  Administrator  deem the nature of any  action  required  on its part,  other than a payment  or  transfer  under
Section 4.01(b) or Section 4.02, to be unclear,  the Trustee or the Securities
Administrator,  respectively,  may  require  prior to such  action  that it be provided by the Depositor with reasonable further instructions;

(h)   The right of the Trustee or the Securities  Administrator to perform any discretionary  act  enumerated in this  Agreement  shall not be construed as a duty,  and  neither  the Trustee  nor the  Securities  Administrator  shall be accountable  for  other  than its  negligence  or  willful  misconduct  in the performance of any such act;

(i)   Neither the Trustee nor the Securities  Administrator  shall be required to give any bond or surety with respect to the  execution of the trust created hereby or the powers  granted  hereunder,  except as provided in Section 9.07;
and

(j)   Neither  the  Trustee nor the  Securities  Administrator  shall have any duty to conduct any  affirmative  investigation  as to the  occurrence  of any condition  requiring  the  repurchase  of any  Mortgage  Loan  by  the  Seller pursuant  to the  Mortgage  Loan  Purchase  Agreement  or this  Agreement,  as applicable,  or the  eligibility  of any  Mortgage  Loan for  purposes of this
Agreement.

Section 9.03      Trustee  and  Securities   Administrator  Not  Liable  for
Certificates  or Mortgage  Loans.  The  recitals  contained  herein and in the
Certificates (other than the signature and  countersignature of the Trustee on the  Certificates)  shall be taken as the  statements  of the  Depositor,  and
neither  the  Trustee  nor  the  Securities   Administrator   shall  have  any
responsibility for their  correctness.  Neither the Trustee nor the Securities
Administrator  makes any  representation  as to the validity or sufficiency of the  Certificates  (other  than  the  signature  and  countersignature  of the
Trustee on the  Certificates)  or of any  Mortgage  Loan  except as  expressly provided  in  Sections  2.02  and 2.05  hereof;  provided,  however,  that the foregoing  shall not  relieve  the  Trustee  of the  obligation  to review the
Mortgage  Files  pursuant to Sections 2.02 and 2.04.  The Trustee's  signature and  countersignature  (or  countersignature of its agent) on the Certificates shall be solely in its  capacity  as  Trustee  and  shall not  constitute  the
Certificates an obligation of the Trustee in any other  capacity.  Neither the
Trustee nor the Securities  Administrator  shall be accountable for the use or application by the Depositor of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds  paid to the
Depositor  with respect to the Mortgage  Loans.  Subject to the  provisions of
Section 2.05,  neither the Trustee nor the Securities  Administrator  shall be responsible  for the legality or validity of this Agreement or any document or instrument  relating to this Agreement,  the validity of the execution of this
Agreement or of any supplement hereto or instrument of further  assurance,  or the  validity,  priority,  perfection or  sufficiency  of the security for the
Certificates issued hereunder or intended to be issued hereunder.  Neither the
Trustee  nor  the  Securities   Administrator  shall  at  any  time  have  any
responsibility or liability for or with respect to the legality,  validity and enforceability  of any Mortgage or any Mortgage  Loan, or the  perfection  and priority  of any  Mortgage  or the  maintenance  of any  such  perfection  and priority,  or for or with respect to the  sufficiency of the Trust Fund or its ability to generate  the  payments to be  distributed  to  Certificateholders, under this  Agreement.  Neither the Trustee nor the  Securities  Administrator
shall  have any  responsibility  for  filing  any  financing  or  continuation statement  in any  public  office  at any  time  or to  otherwise  perfect  or maintain  the  perfection  of any  security  interest  or lien  granted  to it hereunder or to record this Agreement other than any  continuation  statements filed by the Trustee pursuant to Section 3.20.

Section 9.04      Trustee and Securities  Administrator  May Own Certificates.
The Trustee and the Securities  Administrator in its individual capacity or in any capacity  other than as Trustee  hereunder may become the owner or pledgee of any Certificates  with the same rights it would have if it were not Trustee or the Securities  Administrator,  as applicable,  and may otherwise deal with the parties hereto.

Section 9.05      Trustee's and Securities  Administrator's Fees and Expenses.
The fees and expenses of the Trustee and the  Securities  Administrator  shall be paid in  accordance  with a side letter  agreement  between the Trustee and
the  Master   Servicer.   In   addition,   the  Trustee  and  the   Securities
Administrator will be entitled to recover from the Master Servicer  Collection
Account  pursuant  to  Section  4.03 all  reasonable  out-of-pocket  expenses, disbursements  and advances and the expenses of the Trustee and the Securities
Administrator,  respectively,  in  connection  with any Event of Default,  any breach of this  Agreement or any claim or legal action  (including any pending or threatened  claim or legal  action)  incurred or made by the Trustee or the
Securities  Administrator,  respectively,  in the administration of the trusts hereunder (including the reasonable  compensation,  expenses and disbursements of its counsel) except any such expense,  disbursement or advance as may arise from its negligence or intentional  misconduct or which is the  responsibility of the Certificateholders.  If funds in the Master Servicer Collection Account are insufficient therefor, the Trustee and the Securities  Administrator shall recover such expenses from the Depositor.  Such compensation and reimbursement obligation  shall  not be  limited  by any  provision  of law in regard to the compensation of a trustee of an express trust.

Section 9.06      Eligibility   Requirements   for  Trustee  and  Securities
Administrator.  The  Trustee  and any  successor  Trustee  and the  Securities
Administrator  and any  successor  Securities  Administrator  shall during the entire  duration  of this  Agreement  be a state  bank or trust  company  or a national  banking  association  organized and doing business under the laws of such  state or the United  States of  America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital and surplus and undivided  profits  of at least  $40,000,000  or,  in the case of a  successor
Trustee,  $50,000,000,  subject to  supervision  or  examination by federal or state  authority  and,  in the case of the  Trustee,  rated "BBB" or higher by
Fitch with  respect  to their  long-term  rating and rated  "BBB" or higher by
Standard  & Poor's  and  "Baa2" or  higher  by  Moody's  with  respect  to any outstanding  long-term  unsecured  unsubordinated  debt, and, in the case of a successor Trustee or successor  Securities  Administrator  other than pursuant to Section 9.10,  rated in one of the two highest  long-term  debt  categories of, or otherwise  acceptable to, each of the Rating  Agencies.  If the Trustee publishes  reports of condition at least  annually,  pursuant to law or to the requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section  9.06 the  combined  capital and surplus of such corporation  shall be deemed to be its total equity capital  (combined capital and  surplus)  as  set  forth  in its  most  recent  report  of  condition  so published.  In case at any time the  Trustee or the  Securities  Administrator shall cease to be eligible in accordance  with the  provisions of this Section
9.06, the Trustee or the Securities  Administrator shall resign immediately in the manner and with the effect specified in Section 9.08.

Section 9.07      Insurance. The Trustee and the Securities Administrator,  at
their own  expense,  shall at all times  maintain  and keep in full  force and effect: (i) fidelity  insurance,  (ii) theft of documents  insurance and (iii)
forgery  insurance  (which  may  be  collectively  satisfied  by a  "Financial
Institution Bond" and/or a "Bankers' Blanket Bond").  All such insurance shall be in amounts,  with  standard  coverage  and subject to  deductibles,  as are customary for  insurance  typically  maintained  by banks or their  affiliates which act as custodians for  investor-owned  mortgage  pools. A certificate of an officer of the Trustee or the Securities  Administrator as to the Trustee's
or the Securities Administrator's,  respectively, compliance with this Section
9.07 shall be  furnished  to any  Certificateholder  upon  reasonable  written request.

Section 9.08      Resignation  and  Removal of the  Trustee  and  Securities
Administrator.  (a)The  Trustee and the  Securities  Administrator  may at any
time resign and be discharged  from the Trust hereby created by giving written notice  thereof to the Depositor and the Master  Servicer,  with a copy to the
Rating  Agencies.  Upon  receiving such notice of  resignation,  the Depositor
shall   promptly   appoint  a  successor   Trustee  or  successor   Securities
Administrator,  as applicable, by written instrument, in triplicate,  one copy of which  instrument  shall be delivered to each of the  resigning  Trustee or
Securities Administrator,  as applicable,  the successor Trustee or Securities
Administrator,   as  applicable.   If  no  successor   Trustee  or  Securities
Administrator  shall  have been so  appointed  and have  accepted  appointment within 30 days after the giving of such notice of  resignation,  the resigning
Trustee  or  Securities  Administrator  may  petition  any court of  competent jurisdiction  for  the  appointment  of  a  successor  Trustee  or  Securities
Administrator.

(b)   If at any time the Trustee or the Securities  Administrator  shall cease to be eligible in  accordance  with the  provisions  of Section 9.06 and shall fail to resign after  written  request  therefor by the Depositor or if at any time the Trustee or the  Securities  Administrator  shall become  incapable of acting,  or shall be  adjudged a bankrupt or  insolvent,  or a receiver of the
Trustee or the Securities  Administrator,  as  applicable,  or of its property shall be appointed,  or any public officer shall take charge or control of the
Trustee or the Securities Administrator,  as applicable, or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the  Depositor  shall  promptly  remove the  Trustee,  or shall be entitled to remove the Securities  Administrator,  as applicable,  and appoint a successor
Trustee or Securities Administrator,  as applicable, by written instrument, in triplicate,  one copy of which  instrument  shall be  delivered to each of the
Trustee or Securities Administrator,  as applicable, so removed, the successor
Trustee or Securities Administrator, as applicable.

(c)   The Holders of Certificates  evidencing  Fractional  Undivided Interests aggregating  not less than 51% of the Trust  Fund may at any time  remove  the
Trustee or the  Securities  Administrator  and appoint a successor  Trustee or
Securities   Administrator   by  written   instrument   or   instruments,   in
quadruplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the
Depositor,  the Master Servicer, the Securities  Administrator (if the Trustee
is removed),  the Trustee (if the Securities  Administrator  is removed),  and the  Trustee or  Securities  Administrator  so removed  and the  successor  so appointed.  In the event  that the  Trustee  or  Securities  Administrator  is removed  by the  Holders  of  Certificates  in  accordance  with this  Section
9.08(c),  the Holders of such Certificates shall be responsible for paying any
compensation   payable  to  a  successor   Trustee  or  successor   Securities
Administrator,  in excess of the  amount  paid to the  predecessor  Trustee or predecessor Securities Administrator, as applicable.

(d)   No   resignation   or   removal  of  the   Trustee  or  the   Securities
Administrator   and   appointment   of  a  successor   Trustee  or  Securities
Administrator  pursuant to any of the  provisions  of this  Section 9.08 shall
become   effective   except  upon   appointment  of  and  acceptance  of  such
appointment by the successor  Trustee or Securities  Administrator as provided in Section 9.09.

Section 9.09      Successor  Trustee and Successor  Securities  Administrator.
(a)Any successor Trustee or Securities  Administrator appointed as provided in
Section 9.08 shall  execute,  acknowledge  and deliver to the Depositor and to its predecessor  Trustee or Securities  Administrator an instrument  accepting such  appointment  hereunder.  The  resignation or removal of the  predecessor
Trustee or  Securities  Administrator  shall then  become  effective  and such successor Trustee or Securities  Administrator,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and  obligations  of  its  predecessor  hereunder,  with  like  effect  as  if
originally  named  as  Trustee  or  Securities   Administrator   herein.   The
predecessor  Trustee or  Securities  Administrator  shall after payment of its outstanding  fees and expenses  promptly  deliver to the successor  Trustee or
Securities Administrator,  as applicable,  all assets and records of the Trust held  by it  hereunder,  and the  Depositor  and the  predecessor  Trustee  or
Securities  Administrator,  as  applicable,  shall  execute and  deliver  such instruments  and do such other things as may  reasonably  be required for more fully and  certainly  vesting  and  confirming  in the  successor  Trustee  or
Securities Administrator,  as applicable,  all such rights, powers, duties and obligations.

(b)   No  successor   Trustee  or   Securities   Administrator   shall  accept
appointment  as  provided  in this  Section  9.09  unless  at the time of such acceptance  such  successor  Trustee  or  Securities  Administrator  shall  be eligible under the provisions of Section 9.06.

(c)   Upon  acceptance  of  appointment  by a successor  Trustee or Securities
Administrator  as provided in this  Section  9.09,  the  successor  Trustee or
Securities  Administrator  shall mail notice of the succession of such Trustee or  Securities  Administrator  hereunder  to all  Certificateholders  at their addresses as shown in the  Certificate  Register  and to the Rating  Agencies.
EMC shall pay the cost of any mailing by the  successor  Trustee or Securities
Administrator.

Section 9.10      Merger  or   Consolidation   of  Trustee  or   Securities
Administrator.   Any  state  bank  or  trust   company  or  national   banking
association  into which the  Trustee or the  Securities  Administrator  may be merged or converted or with which it may be  consolidated or any state bank or trust  company or  national  banking  association  resulting  from any merger,
conversion  or   consolidation   to  which  the  Trustee  or  the   Securities
Administrator,  respectively,  shall be a party,  or any  state  bank or trust company or national  banking  association  succeeding to all or  substantially all  of  the  corporate  trust  business  of the  Trustee  or  the  Securities
Administrator,  respectively,  shall be the  successor  of the  Trustee or the
Securities Administrator,  respectively,  hereunder,  provided such state bank or trust company or national banking  association  shall be eligible under the provisions  of  Section  9.06.  Such  succession  shall be valid  without  the execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11      Appointment    of    Co-Trustee    or   Separate    Trustee.
(a)Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust or property  constituting  the same may at the time be located,  the
Depositor  and the  Trustee  acting  jointly  shall  have the  power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee and the Depositor to act as co-trustee or co-trustees,  jointly with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust,  and to vest in such Person or Persons,  in such  capacity, such  title to the  Trust,  or any part  thereof,  and,  subject  to the other provisions of this Section 9.11, such powers, duties, obligations,  rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(b)   If the  Depositor  shall not have joined in such  appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee shall have the power to make such appointment without the Depositor.

(c)   No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of eligibility  as a successor  Trustee under Section 9.06 hereunder and no notice to  Certificateholders  of the appointment of  co-trustee(s)  or separate trustee(s) shall be required under Section 9.08 hereof.

(d)   In the case of any  appointment  of a  co-trustee  or  separate  trustee pursuant to this Section  9.11,  all rights,  powers,  duties and  obligations conferred  or imposed  upon the Trustee and  required to be  conferred on such co-trustee  shall be conferred  or imposed upon and  exercised or performed by the Trustee and such  separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed  (whether as Trustee hereunder or as successor to the
Master  Servicer  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts,  in which event such rights,  powers,  duties and obligations  (including  the  holding  of  title to the  Trust or any  portion thereof in any such  jurisdiction)  shall be exercised  and  performed by such separate trustee or co-trustee at the direction of the Trustee.

(e)   Any  notice,  request or other  writing  given to the  Trustee  shall be deemed  to  have  been  given  to  each  of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article IX. Each separate  trustee and  co-trustee, upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the  Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

(f)   To the extent not prohibited by law, any separate  trustee or co-trustee may, at any time,  request the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to do any lawful act under or with respect to this
Agreement  on  its  behalf  and in  its  name.  If  any  separate  trustee  or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties  rights,  remedies and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor Trustee.

(g)   No trustee under this Agreement shall be personally  liable by reason of any act or omission of another  trustee  under this  Agreement.  The Depositor and the Trustee  acting  jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

Section 9.12      Federal    Information    Returns    and    Reports    to
Certificateholders;  REMIC Administration. (a)For federal income tax purposes, the  taxable  year of each  2004-4  REMIC  shall  be a  calendar  year and the
Securities  Administrator shall maintain or cause the maintenance of the books of each such 2004-4 REMIC on the accrual method of accounting.

(b)   The  Securities  Administrator  shall  prepare  and  file or cause to be filed with the Internal Revenue Service,  and the Trustee shall sign,  Federal tax  information  returns or  elections  required  to be made  hereunder  with respect  to  each  2004-4  REMIC,  the  Trust  Fund,  if  applicable,  and the
Certificates  containing  such  information and at the times and in the manner as may be required by the Code or applicable Treasury  regulations,  and shall furnish to each Holder of  Certificates  at any time during the calendar  year for which such returns or reports are made such  statements or  information at the times and in the manner as may be  required  thereby,  including,  without limitation,  reports  relating to  mortgaged  property  that is  abandoned  or foreclosed,  receipt of mortgage  interests in kind in a trade or business,  a cancellation  of  indebtedness,  interest,  original issue discount and market discount or premium (using a constant  prepayment  assumption of 25% CPR). The
Securities  Administrator  will apply for an  Employee  Identification  Number from the IRS  under  Form  SS-4 or any  other  acceptable  method  for all tax entities.  In connection  with the  foregoing,  the  Securities  Administrator shall  timely  prepare and file,  and the Trustee  shall sign,  IRS Form 8811, which shall  provide  the name and address of the person who can be  contacted to obtain  information  required  to be  reported  to the  holders  of regular interests  in each 2004-4  REMIC (the "REMIC  Reporting  Agent").  The Trustee
shall make  elections to treat each 2004-4  REMIC as a REMIC (which  elections shall apply to the taxable  period ending  December 31, 2004 and each calendar
year   thereafter)  in  such  manner  as  the  Code  or  applicable   Treasury
regulations may prescribe,  and as described by the Securities  Administrator.
The Trustee  shall sign all tax  information  returns  filed  pursuant to this
Section and any other  returns as may be  required by the Code.  The Holder of the  largest  percentage  interest  in the  Class  R-I  Certificate  is hereby designated  as the "Tax  Matters  Person"  (within the meaning of Treas.  Reg.
''1.860F-4(d)) for REMIC I and the Holder of the largest  percentage  interest in the  Class  R-II  Certificate  is  hereby  designated  as the "Tax  Matters
Person" for REMIC II. The Securities  Administrator  is hereby  designated and appointed  as the  agent of each  such Tax  Matters  Person.  Any  Holder of a
Residual  Certificate  will  by  acceptance  thereof  appoint  the  Securities
Administrator as agent and  attorney-in-fact  for the purpose of acting as Tax
Matters  Person  for each  2004-4  REMIC  during  such time as the  Securities
Administrator  does not own any such Residual  Certificate.  In the event that the Code or applicable Treasury  regulations prohibit the Trustee from signing
tax  or   information   returns  or  other   statements,   or  the  Securities
Administrator  from  acting as agent for the Tax Matters  Person,  the Trustee and the Securities  Administrator  shall take whatever action that in its sole good faith  judgment is necessary  for the proper  filing of such  information returns or for the provision of a tax matters  person,  including  designation of the Holder of the largest percentage interest in a Residual  Certificate to sign such  returns or act as tax  matters  person.  Each  Holder of a Residual
Certificate shall be bound by this Section.

(c)   The Securities  Administrator  shall provide upon request and receipt of
reasonable   compensation,   such   information   as   required   in   Section
860D(a)(6)(B)  of the Code to the  Internal  Revenue  Service,  to any  Person
purporting  to  transfer  a  Residual  Certificate  to a Person  other  than a transferee  permitted  by Section  5.05(b),  and to any  regulated  investment company, real estate investment trust, common trust fund, partnership,  trust, estate,  organization  described  in  Section  1381 of the  Code,  or  nominee holding an interest in a pass-through  entity described in Section  860E(e)(6)
of the Code,  any  record  holder of which is not a  transferee  permitted  by
Section  5.05(b)  (or  which is  deemed  by  statute  to be an  entity  with a disqualified member).

(d)   The  Securities  Administrator  shall  prepare  and  file or cause to be filed,  and the Trustee  shall  sign,  any state  income tax returns  required under Applicable State Law with respect to each REMIC or the Trust Fund.

(e)   Notwithstanding  any other provision of this Agreement,  the Trustee and the  Securities  Administrator  shall  comply  with  all  federal  withholding
requirements   respecting  payments  to   Certificateholders  of  interest  or
original  issue  discount  on the  Mortgage  Loans,  that the  Trustee  or the
Securities  Administrator  reasonably  believes are applicable under the Code.
The consent of Certificateholders  shall not be required for such withholding.
In the event the Trustee or the Securities  Administrator withholds any amount from interest or original issue discount  payments or advances  thereof to any
Certificateholder  pursuant to federal withholding  requirements,  the Trustee or the  Securities  Administrator  shall,  together with its monthly report to such Certificateholders, indicate such amount withheld.

(f)   The Trustee and the  Securities  Administrator  agree to  indemnify  the
Trust  Fund and the  Depositor  for any  taxes and  costs  including,  without limitation,  any reasonable attorneys fees imposed on or incurred by the Trust
Fund,  the  Depositor or the Master  Servicer,  as a result of a breach of the
Trustee's   covenants   and   the   Securities    Administrator's   covenants,
respectively,  set  forth  in  this  Section  9.12;  provided,  however,  such liability  and  obligation to indemnify in this  paragraph  shall not be joint and several and neither the Trustee nor the Securities  Administrator shall be liable or be  obligated  to  indemnify  the Trust Fund for the  failure by the other to perform any duty under this  Agreement  or the breach by the other of any covenant in this Agreement.

ARTICLE X

                                 Termination

Section 10.01     Termination  Upon  Repurchase  by EMC or  its  Designee  or
Liquidation of the Mortgage Loans.

(a)   Subject   to   Section   10.02,    the   respective    obligations   and
responsibilities  of the Depositor,  the Trustee,  the Master Servicer and the
Securities  Administrator  created  hereby,  other than the  obligation of the
Trustee to make payments to  Certificateholders as hereinafter set forth shall terminate upon:

(i)   the  repurchase  by or at the  direction  of EMC or its  designee of all
      Mortgage Loans and all related REO Property  remaining in the Trust at a price (the  "Termination  Purchase  Price") equal to the sum of (a) 100%
      of the Outstanding  Principal  Balance of each Mortgage Loan (other than a Mortgage Loan related to REO  Property) as of the date of  repurchase, net of the principal  portion of any unreimbursed  Monthly Advances made by the  purchaser,  together  with interest at the  applicable  Mortgage
      Interest  Rate accrued but unpaid to, but not  including,  the first day of the month of repurchase,  (b) the appraised  value of any related REO
      Property,  less the good faith  estimate of the Depositor of liquidation expenses to be incurred in  connection  with its  disposal  thereof (but not more than the Outstanding  Principal Balance of the related Mortgage
      Loan,  together with interest at the applicable  Mortgage  Interest Rate accrued on that balance but unpaid to, but not including,  the first day of the month of  repurchase),  such  appraisal  to be  calculated  by an appraiser  mutually  agreed upon by the Depositor and the Trustee at the expense  of EMC,  (c)  unreimbursed  out-of  pocket  costs of the Master
      Servicer,  including  unreimbursed  servicing advances and the principal portion  of any  unreimbursed  Monthly  Advances,  made on the  Mortgage
      Loans  prior  to the  exercise  of  such  repurchase  right  and (d) any unreimbursed  costs  and  expenses  of the  Trustee  and the  Securities
      Administrator payable pursuant to Section 9.05;

(ii)  the later of the making of the final  payment or other  liquidation,  or any advance with respect  thereto,  of the last Mortgage Loan  remaining in the Trust  Fund or the  disposition  of all  property  acquired  with respect to any Mortgage Loan; provided,  however, that in the event that an advance  has been made,  but not yet  recovered,  at the time of such termination,  the Person  having made such advance  shall be entitled to
      receive,   notwithstanding  such  termination,   any  payments  received
      subsequent thereto with respect to which such advance was made; or

(iii) the payment to  Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

(b)   In no event,  however,  shall the Trust created hereby  continue  beyond the  expiration  of 21 years  from  the  death  of the  last  survivor  of the descendants of Joseph P. Kennedy,  the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

(c)   The right of EMC or its  designee  to  repurchase  all the assets of the
Trust Fund described in Section  10.01(a)(i)  above shall be exercisable  only if (i) the aggregate  Stated  Principal  Balance of the Mortgage  Loans at the
time of any such  repurchase  is less than 20% of the Cut-off  Date Balance or
(ii) the Depositor,  based upon an Opinion of Counsel, has determined that the
REMIC  status of any  2004-4  REMIC has been lost or that a  substantial  risk exists that such REMIC status will be lost for the then-current  taxable year.
At any time  thereafter,  in the case of (i) or (ii) above,  the Depositor may elect to terminate any 2004-4 REMIC at any time, and upon such  election,  the
Depositor  or  its  designee,   shall  purchase  in  accordance  with  Section
10.01(a)(i) above all the assets of the Trust Fund.

(d)   The   Trustee   shall   give   notice   of   any   termination   to  the
Certificateholders,  with  a copy  to  the  Master  Servicer,  the  Securities
Administrator  and the  Rating  Agencies,  upon  which the  Certificateholders shall  surrender  their  Certificates  to the Trustee for payment of the final distribution and  cancellation.  Such notice shall be given by letter,  mailed not  earlier  than the 15th day and not  later  than the 25th day of the month next  preceding  the month of such final  distribution,  and shall specify (i)
the  Distribution  Date upon which final payment of the  Certificates  will be made upon  presentation and surrender of the Certificates at the office of the
Trustee  therein  designated,  (ii) the amount of any such final  payment  and
(iii) that the Record Date otherwise  applicable to such  Distribution Date is not applicable,  payments being made only upon  presentation  and surrender of the Certificates at the office of the Trustee therein specified.

(e)   If the  option  of EMC to  repurchase  or cause  the  repurchase  of all assets of the Trust Fund described in Section  10.01(a)(i) above is exercised,
EMC and/or  its  designee  shall  deliver to the  Trustee  for  deposit in the
Distribution   Account,   by  the  Business   Day  prior  to  the   applicable
Distribution  Date, an amount equal to the Termination  Purchase  Price.  Upon presentation and surrender of the Certificates by the Certificateholders,  the
Trustee shall  distribute to the  Certificateholders  an amount  determined as
follows:   with  respect  to  each   Certificate   (other  than  the  Class  R
Certificates),  the  outstanding  Certificate  Principal  Balance,  plus  with respect  to each  Certificate  (other  than  the  Class R  Certificates),  one month's  interest  thereon  at the  applicable  Pass-Through  Rate;  and  with respect  to the  Class  R  Certificates,  the  percentage  interest  evidenced thereby  multiplied by the  difference,  if any,  between the above  described repurchase  price and the aggregate amount to be distributed to the Holders of the Certificates  (other than the Class R Certificates).  If the proceeds with respect  to the  Mortgage  Loans are not  sufficient  to pay all of the Senior
Certificates  in full, any such  deficiency  will be allocated  first,  to the
Subordinate  Certificates,  in inverse order of their  numerical  designation, and then to the Senior  Certificates.  Upon deposit of the required repurchase price and following  such final  Distribution  Date, the Trustee shall release promptly  to EMC and/or its  designee  the  Mortgage  Files for the  remaining applicable  Mortgage  Loans,  and the  Accounts  with  respect  thereto  shall terminate,  subject to the Trustee's obligation to hold any amounts payable to
Certificateholders  in trust  without  interest  pending  final  distributions pursuant to Section  10.01(g).  Any other  amounts  remaining  in the Accounts will belong to EMC.

(f)   In the event that this  Agreement is terminated by reason of the payment or  liquidation  of all  Mortgage  Loans or the  disposition  of all  property acquired with respect to all Mortgage Loans under Section  10.01(a)(ii) above, the  Master  Servicer  shall  deliver  to  the  Trustee  for  deposit  in  the
Distribution  Account  all  distributable  amounts  remaining  in  the  Master
Servicer  Collection  Account.  Upon the  presentation  and  surrender  of the
Certificates,    the   Trustee    shall    distribute    to   the    remaining
Certificateholders,  pursuant  to the  written  direction  of  the  Securities
Administrator  and  in  accordance  with  their  respective   interests,   all
distributable  amounts remaining in the Distribution  Account. Upon deposit by the Master Servicer of such  distributable  amounts,  and following such final
Distribution  Date, the Trustee shall release  promptly to EMC or its designee the Mortgage Files for the remaining  Mortgage Loans,  and the Master Servicer
Collection  Account and the Distribution  Account shall terminate,  subject to
the   Trustee's    obligation   to   hold   any   amounts   payable   to   the
Certificateholders  in trust  without  interest  pending  final  distributions pursuant to this Section 10.01(f).

(g)   If not all of the Certificateholders  shall surrender their Certificates
for   cancellation   within  six  months  after  the  time  specified  in  the
above-mentioned  written  notice,  the  Trustee  shall  give a second  written notice to the remaining  Certificateholders  to surrender  their  Certificates for cancellation and receive the final  distribution with respect thereto.  If within six months  after the second  notice,  not all the  Certificates  shall have been  surrendered  for  cancellation,  the Trustee  may take  appropriate steps,  or  appoint  any  agent to take  appropriate  steps,  to  contact  the remaining Certificateholders  concerning surrender of their Certificates,  and the cost thereof  shall be paid out of the funds and other assets which remain subject to this Agreement.

Section 10.02     Additional  Termination  Requirements.  (a)If the  option of
EMC to repurchase  all the Mortgage Loans under Section  10.01(a)(i)  above is exercised,  the  Trust  Fund and each  2004-4  REMIC  shall be  terminated  in accordance with the following additional requirements,  unless the Trustee has been  furnished  with an Opinion of Counsel  addressed  to the  Trustee to the effect that the failure of the Trust to comply with the  requirements  of this
Section 10.02 will not (i) result in the  imposition  of taxes on  "prohibited transactions"  as defined in Section  860F of the Code on each 2004-4 REMIC or
(ii) cause any 2004-4  REMIC to fail to qualify as a 2004-4  REMIC at any time that any Regular Certificates are outstanding:

(i)   within 90 days  prior to the final  Distribution  Date,  at the  written direction of EMC, the Trustee,  as agent for the  respective Tax Matters
      Persons,  shall  adopt a plan of  complete  liquidation  of each  2004-4
      REMIC the case of a termination  under Section  10.01(a)(i).  Such plan, which  shall  be  provided  to  the  Trustee  by  EMC,  shall  meet  the requirements  of a  "qualified  liquidation"  under  Section 860F of the
      Code and any regulations thereunder.

(ii)  EMC  shall  notify  the  Trustee  at the  commencement  of  such  90-day liquidation  period  and, at or prior to the time of making of the final payment  on the  Certificates,  the  Trustee  shall  sell  or  otherwise dispose of all of the  remaining  assets of the Trust Fund in accordance with the terms hereof; and

(iii) at or after the time of adoption of such a plan of complete  liquidation of any 2004-4 REMIC and at or prior to the final  Distribution Date, the
      Trustee  shall sell for cash all of the assets of the Trust to or at the direction of EMC, and each 2004-4 REMIC, shall terminate at such time.

(b)   By their  acceptance of the Residual  Certificates,  the Holders thereof hereby (i) agree to adopt such a plan of complete  liquidation  of the related
2004-4  REMIC  upon the  written  request of EMC,  and to take such  action in connection  therewith as may be reasonably requested by the Depositor and (ii)
appoint EMC as their  attorney-in-fact,  with full power of substitution,  for purposes of adopting  such a plan of complete  liquidation.  The Trustee shall adopt such plan of  liquidation  by filing the  appropriate  statement  on the final tax return of each 2004-4  REMIC.  Upon  complete  liquidation  or final distribution  of all of the assets of the Trust Fund,  the Trust Fund and each
2004-4 REMIC shall terminate.

ARTICLE XI

                           Miscellaneous Provisions

Section 11.01     Intent of  Parties.  The  parties  intend  that each  2004-4
REMIC shall be treated as a REMIC for  federal  income tax  purposes  and that the  provisions of this  Agreement  should be construed in furtherance of this intent.  Notwithstanding  any  other  express  or  implied  agreement  to  the contrary, the Depositor,  the Master Servicer,  the Securities  Administrator,
EMC, the Trustee,  each recipient of the related Prospectus Supplement and, by its acceptance thereof, each holder of a Certificate,  agrees and acknowledges that each  party  hereto  has  agreed  that each of them and their  employees, representatives  and other agents may disclose,  immediately upon commencement of discussions,  to any and all persons the tax treatment and tax structure of the Certificates and the 2004-4 REMICs, the transactions  described herein and all materials of any kind  (including  opinions and other tax  analyses)  that are provided to any of them  relating to such tax  treatment and tax structure except  where  confidentiality  is  reasonably  necessary  to comply  with the
securities  laws  of  any  applicable  jurisdiction.   For  purposes  of  this
paragraph,  the terms "tax  treatment" and "tax  structure"  have the meanings set forth in  Treasury  Regulation  Sections  1.6011-4(c),  301.6111-2(c)  and
301.6112-1(d).

Section 11.02     Amendment.  (a) This  Agreement  may be amended from time to time by EMC, the Depositor,  the Master Servicer, the Securities Administrator
and the  Trustee,  and the  Servicing  Agreements  may be amended from time to time by EMC, the Master  Servicer and the  Trustee,  without  notice to or the consent  of any of the  Certificateholders,  to (i) cure any  ambiguity,  (ii)
correct  or  supplement  any  provisions  herein  that  may  be  defective  or inconsistent  with any other provisions  herein,  (iii) conform any provisions herein with any provisions in the Prospectus,  (iv) comply with any changes in the  Code or (v)  make  any  other  provisions  with  respect  to  matters  or questions  arising under this Agreement which shall not be  inconsistent  with the  provisions of this  Agreement;  provided,  however,  that with respect to clauses  (iv) and (v) of this  Section  11.02(a),  such  action  shall not, as evidenced  by an Opinion of  Independent  Counsel,  addressed  to the Trustee,
adversely   affect   in   any   material   respect   the   interests   of  any
Certificateholder.

(b)   This  Agreement may also be amended from time to time by EMC, the Master
Servicer,  the Depositor,  the Securities  Administrator and the Trustee,  and
the Servicing  Agreements  may also be amended from time to time by the Master
Servicer  and the  Trustee,  with the consent of the  Holders of  Certificates evidencing  Fractional  Undivided  Interests  aggregating not less than 51% of the  Trust  Fund or of the  applicable  Class or  Classes,  if such  amendment affects only such Class or Classes,  for the purpose of adding any  provisions to or  changing in any manner or  eliminating  any of the  provisions  of this
Agreement or of modifying in any manner the rights of the  Certificateholders;
provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of,  payments  received on Mortgage Loans which are required to be distributed on any  Certificate  without the consent of the
Holder  of  such  Certificate,   (ii)  reduce  the  aforesaid   percentage  of
Certificates  the  Holders  of  which  are  required  to  consent  to any such amendment,  without  the  consent  of the  Holders  of all  Certificates  then outstanding,  or (iii)  cause any  2004-4  REMIC to fail to qualify as a REMIC for federal  income tax  purposes,  as evidenced by an Opinion of  Independent
Counsel  addressed to the Trustee which shall be provided to the Trustee other than at the Trustee's  expense.  Notwithstanding  any other  provision of this
Agreement,  for purposes of the giving or withholding of consents  pursuant to this Section 11.02(b),  Certificates registered in the name of or held for the benefit of the Depositor,  the Securities  Administrator,  the Master Servicer
or the  Trustee  or any  Affiliate  thereof  shall be  entitled  to vote their
Fractional   Undivided  Interests  with  respect  to  matters  affecting  such
Certificates.

(c)   Promptly  after the execution of any such  amendment,  the Trustee shall furnish a copy of such amendment or written  notification  of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

(d)   In the case of an amendment  under Section  11.02(b) above, it shall not be necessary  for the  Certificateholders  to approve the  particular  form of such an amendment.  Rather,  it shall be sufficient if the  Certificateholders approve the substance of the amendment.  The manner of obtaining such consents
and  of   evidencing   the   authorization   of  the   execution   thereof  by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Trustee may prescribe.

(e)   Prior to the execution of any amendment to this  Agreement,  the Trustee shall be entitled to receive and rely upon an Opinion of Counsel  addressed to the Trustee  stating that the  execution of such  amendment is  authorized  or permitted  by this  Agreement.  The Trustee and the  Securities  Administrator
may,  but shall not be  obligated  to,  enter  into any such  amendment  which affects  the  Trustee's  or  the  Securities  Administrator's  own  respective rights, duties or immunities under this Agreement.

Section 11.03     Recordation  of  Agreement.   To  the  extent  permitted  by
applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
The Depositor shall effect such recordation,  at the expense of the Trust upon the request in writing of a  Certificateholder,  but only if such direction is accompanied  by an  Opinion  of  Counsel  (provided  at  the  expense  of  the
Certificateholder  requesting recordation) to the effect that such recordation
would   materially   and   beneficially    affect   the   interests   of   the
Certificateholders or is required by law.

Section 11.04     Limitation on Rights of Certificateholders.  (a)The death or incapacity of any Certificateholder  shall not terminate this Agreement or the
Trust, nor entitle such Certificateholder's  legal representatives or heirs to claim an  accounting  or to take any action or  proceeding  in any court for a partition  or winding  up of the  Trust,  nor  otherwise  affect  the  rights, obligations and liabilities of the parties hereto or any of them.

(b)   Except as expressly  provided in this Agreement,  no  Certificateholders shall have any right to vote or in any manner otherwise  control the operation and management of the Trust,  or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be  construed so as to establish  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholders  be under any  liability  to any third  Person by reason of any action taken by the parties to this  Agreement  pursuant to any  provision hereof.

(c)   No Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon, under or with respect to this Agreement  against the Depositor,  the
Master  Servicer,  the Securities  Administrator  or any successor to any such parties unless (i) such  Certificateholder  previously shall have given to the
Trustee a written notice of a continuing  default,  as herein  provided,  (ii)
the  Holders  of  Certificates   evidencing   Fractional  Undivided  Interests
aggregating  not less  than 51% of the Trust  Fund  shall  have  made  written request upon the Trustee to institute  such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered  to the  Trustee  such reasonable  indemnity  as it may require  against the costs and  expenses  and liabilities to be incurred therein or thereby,  and (iii) the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding.

(d)   No one or more Certificateholders  shall have any right by virtue of any
provision   of  this   Agreement   to   affect   the   rights   of  any  other
Certificateholders  or to obtain or seek to obtain priority or preference over any  other  such  Certificateholder,  or  to  enforce  any  right  under  this
Agreement,  except in the manner  herein  provided and for the equal,  ratable
and  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of  the  provisions  of  this  Section  11.04,   each  and  every
Certificateholder  and the Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.05     Acts  of   Certificateholders.   (a)Any   request,   demand,
authorization,  direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by  Certificateholders  may be embodied in and  evidenced  by one or more  instruments  of  substantially  similar  tenor signed by such  Certificateholders  in person or by an agent duly appointed in writing.  Except as herein  otherwise  expressly  provided,  such action shall become  effective  when such  instrument or  instruments  are delivered to the
Trustee  and,  where it is  expressly  required,  to the  Depositor.  Proof of execution of any such  instrument  or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Agreement and conclusive in favor of the  Trustee  and the  Depositor,  if made in the manner  provided  in this
Section 11.05.

(b)   The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a  certificate  of a notary  public or other  officer  authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument or writing  acknowledged to him the execution  thereof.  Where such execution  is  by a  signer  acting  in a  capacity  other  than  his  or  her individual  capacity,  such  certificate  or affidavit  shall also  constitute sufficient  proof of his or her authority.  The fact and date of the execution of any  such  instrument  or  writing,  or  the  authority  of the  individual executing  the same,  may also be proved in any other manner which the Trustee deems sufficient.

(c)   The  ownership  of   Certificates   (notwithstanding   any  notation  of
ownership or other  writing on such  Certificates,  except an  endorsement  in accordance  with Section 5.02 made on a  Certificate  presented in  accordance with Section 5.04) shall be proved by the  Certificate  Register,  and neither the Trustee, the Securities Administrator,  the Depositor, the Master Servicer
nor any  successor to any such parties  shall be affected by any notice to the contrary.

(d)   Any request, demand,  authorization,  direction, notice, consent, waiver or other  action of the holder of any  Certificate  shall  bind  every  future holder of the same  Certificate  and the  holder of every  Certificate  issued upon the registration of transfer or exchange  thereof,  if applicable,  or in lieu thereof with respect to anything done,  omitted or suffered to be done by the Trustee, the Securities Administrator,  the Depositor, the Master Servicer
or any  successor  to any  such  party in  reliance  thereon,  whether  or not notation of such action is made upon such Certificates.

(e)   In  determining  whether  the  Holders of the  requisite  percentage  of
Certificates   evidencing   Fractional  Undivided  Interests  have  given  any
request,  demand,   authorization,   direction,   notice,  consent  or  waiver
hereunder,  Certificates owned by the Trustee,  the Securities  Administrator, the  Depositor,  the  Master  Servicer  or  any  Affiliate  thereof  shall  be disregarded,  except as  otherwise  provided  in Section  11.02(b)  and except that,  in  determining  whether the Trustee shall be protected in relying upon any  such  request,  demand,  authorization,  direction,  notice,  consent  or waiver,  only Certificates  which the Trustee knows to be so owned shall be so disregarded.  Certificates  which  have  been  pledged  in good  faith  to the
Trustee, the Securities  Administrator,  the Depositor, the Master Servicer or
any  Affiliate   thereof  may  be  regarded  as  outstanding  if  the  pledgor establishes  to the  satisfaction  of the Trustee the  pledgor's  right to act with respect to such  Certificates and that the pledgor is not an Affiliate of the  Trustee,  the  Securities  Administrator,  the  Depositor  or the  Master
Servicer, as the case may be.

Section 11.06     Governing Law. THIS AGREEMENT AND THE CERTIFICATES  SHALL BE
CONSTRUED  IN  ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT OF LAWS RULES  (OTHER THAN  SECTION  5-1401 OF THE
GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE
CHOICE  OF SUCH  LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE  OBLIGATIONS,
RIGHTS  AND  REMEDIES  OF  THE  PARTIES   HEREUNDER  SHALL  BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 11.07     Notices.  All  demands  and  notices  hereunder  shall be in writing and shall be deemed  given when  delivered at  (including  delivery by facsimile) or mailed by registered  mail,  return receipt  requested,  postage prepaid,  or by  recognized  overnight  courier,  to (i) in  the  case  of the
Depositor,  383 Madison  Avenue,  New York,  New York 10179,  Attention:  Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to such  other address as may hereafter be furnished to the other parties  hereto in writing;
(ii) in the case of the Trustee,  at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties  hereto in writing;
(iii) in the case of EMC,  383  Madison  Avenue,  New  York,  New York  10179,
Attention: Vice President-Servicing,  telecopier number: (212) 272-5591, or to such other address as may  hereafter be furnished to the other parties  hereto
in  writing;   (iv)  in  the  case  of  the  Master   Servicer  or  Securities
Administrator,  Wells Fargo Bank, National Association,  P.O. Box 98, Columbia
Maryland  21046 (or, in the case of overnight  deliveries,  9062 Old Annapolis
Road,  Columbia,  Maryland 21045) (Attention:  BSALTA 2004-4),  facsimile no.:
(410)  715-2380,  or such other  address as may  hereafter be furnished to the other parties  hereto in writing;  or (v) in the case of the Rating  Agencies,
Moody's Investors  Service,  Inc., 99 Church Street, New York, New York 10007,
and  Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  55
Water  Street,  New  York,  New  York,  10041.  Any  notice  delivered  to the
Depositor,  the Master Servicer,  the Securities  Administrator or the Trustee
under  this  Agreement  shall be  effective  only  upon  receipt.  Any  notice required or permitted to be mailed to a  Certificateholder,  unless  otherwise provided herein,  shall be given by first-class mail, postage prepaid,  at the address of such  Certificateholder as shown in the Certificate  Register.  Any notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given when mailed,  whether or not the
Certificateholder receives such notice.

Section 11.08     Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severed from the  remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

Section 11.09     Successors  and Assigns.  The  provisions of this  Agreement shall be binding  upon and inure to the benefit of the  respective  successors and assigns of the parties hereto.

Section 11.10     Article  and  Section  Headings.  The  article  and  section headings  herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.11     Counterparts.  This Agreement may be executed in two or more counterparts  each of  which  when  so  executed  and  delivered  shall  be an original  but  all of  which  together  shall  constitute  one  and  the  same instrument.

Section 11.12     Notice to Rating Agencies.  The article and section headings herein  are for  convenience  of  reference  only,  and shall not  limited  or otherwise  affect the meaning  hereof.  The  Trustee  shall  promptly  provide notice to each Rating  Agency with respect to each of the following of which a
Responsible Officer of the Trustee has actual knowledge:

      1.    Any  material  change  or  amendment  to  this  Agreement  or  the
Servicing Agreements;

      2.    The occurrence of any Event of Default that has not been cured;

      3.    The  resignation  or  termination  of  the  Master  Servicer,  the
Trustee or the Securities Administrator;

      4.    The repurchase or substitution of Mortgage Loans;

      5.    The final payment to Certificateholders; and

      6.    Any  change in the  location  of the  Master  Servicer  Collection
Account or the Distribution Account.

      IN  WITNESS  WHEREOF,  the  Depositor,  the  Trustee,  EMC,  the  Master
Servicer  and the  Securities  Administrator  have  caused  their  names to be signed hereto by their  respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC., as Depositor

                                          By:   /s/ Baron Silverstein
                                          Name: Baron Silverstein
                                          Title:          Vice President

                                          JPMORGAN CHASE BANK, as Trustee

                                          By:   /s/ Eboni D. Dawkins
                                          Name: Eboni D. Dawkins
                                          Title:           Trust Officer

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Master Servicer

                                          By:   /s/ Stacey Taylor
                                          Name: Stacey Taylor
                                          Title:Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Securities
                                          Administrator

                                          By:   /s/ Stacey Taylor
                                          Name: Stacey Taylor
                                          Title:Assistant Vice President

                                          EMC MORTGAGE CORPORATION

                                          By:   /s/ Sue Stepanek
                                          Name: Sue Stepanek
                                          Title:Executive Vice President

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:   /s/ Sue Stepanek
Name: Sue Stepanek
Title:Executive Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On the 30th day of April,  2004  before  me, a notary  public in and for said State,  personally  appeared Baron Silverstein,  known to me to be a Vice
President of Structured  Asset Mortgage  Investments II Inc., the  corporation that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Michelle Sterling

                                          Notary Public

[Notarial Seal]

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On the 30th day of April,  2004  before  me, a notary  public in and for said State,  personally  appeared Eboni D. Dawkins,  known to me to be a Trust
Officer of JPMorgan  Chase Bank,  the  corporation  that  executed  the within instrument,  and also known to me to be the person who  executed  it on behalf of said  corporation,  and acknowledged to me that such  corporation  executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Rosita Walters

                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of April,  2004  before  me, a notary  public in and for said State,  personally appeared Stacey Taylor, known to me to be an Assistant
Vice  President of WELLS FARGO BANK,  National  Association,  the  corporation that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Sandra Titus

                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD        )

      On the 30th day of April,  2004  before  me, a notary  public in and for said State,  personally appeared Stacey Taylor, known to me to be an Assistant
Vice  President of WELLS FARGO BANK,  National  Association,  the  corporation that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Sandra Titus

                                          Notary Public

[Notarial Seal]

STATE OF TEXAS    )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of April,  2004  before  me, a notary  public in and for said State,  personally appeared Sue Stepanek,  known to me to be an Executive
Vice President of EMC Mortgage Corporation,  the corporation that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that  such  corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          /s/ Margaret E. Dorst

                                          Notary Public

[Notarial Seal]

                                                                    Appendix 1